UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund: BlackRock Funds IV

BlackRock Global Long/Short Credit Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East

52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2019

Date of reporting period: 01/31/2019

Item 1 – Report to Stockholders

JANUARY 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds IV

➢	BlackRock Global Long/Short Credit Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%
U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)
International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)
Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2019	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund underperformed the benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The largest detractor from performance was the Fund’s European absolute return strategies, particularly event-based trades and exposure to financials. European directional risk strategies also hurt performance, most notably positioning with respect to collateralized loan obligations (“CLOs”), capital securities and high yield corporate bonds. Additional detractors included a relative value trade with respect to U.S. financials and industrials. A thematic long equity position in a U.S. media company also weighed on returns. Finally, global strategies to manage risk had a negative impact as credit markets performed well in the third quarter.

Positive contributions to performance were led by the Fund’s U.S. absolute return strategies. Specifically, idiosyncratic long positions in technology and health care helped performance, along with event trades in telecommunications. Equity strategies including short positions in both exchange-traded funds and individual securities also added value. European carry (income) strategies, based primarily on floating rate loan interest (“bank loan”) exposure, performed well. With respect to U.S. carry strategies, exposure to enhanced equipment trust certificates, commercial mortgage backed securities and asset backed securities contributed positively to performance. Lastly, directional risk in U.S. high yield corporates added to Fund returns.

As part of its investment strategy, the Fund uses derivatives to manage duration (sensitivity to interest rate movements) and currency risk. The Fund also has the flexibility to utilize derivatives in order to express a positive or negative view on a particular issuer or sector, or to manage overall credit risk. Derivatives may also serve as a more liquid way to express exposures depending on the market environment. During the period, the Fund’s derivative holdings had a positive impact overall on performance, led by the use of forward foreign currency transactions to manage non-dollar currency exposures.

The Fund’s cash exposure had no material impact on performance as the Fund may express long and short positions via credit default swaps and other derivatives, which do not require a cash outlay like that of traditional cash bonds.

Describe recent portfolio activity.

The Fund reached a peak net long position of 87% of notional net assets before cutting risk starting in October. By the end of January, the Fund’s net long position was at 38% of notional net assets. The Fund reduced exposure to the two primary regions in which it invests, Europe and the United States, although the reduction in Europe was more prominent given the structural challenges the region faces moving forward.

In the United States, the primary reduction in risk came from a decrease in exposure to bank loans and CLOs within the carry strategy. Additionally, the investment adviser reduced the Fund’s exposure to investment grade corporate bonds, particularly financials. In Europe, the largest reduction in risk came from moving to a net short position in investment grade corporate bonds. The Fund also trimmed exposure to bank loans in Europe throughout the six-month period.

Overall, the Fund was positioned with a continued emphasis on absolute return strategies during the period. The Fund continued to seek opportunities in issuers with a potential catalyst or based on relative value across asset classes.

Describe portfolio positioning at period end.

At period end, the Fund maintained diversified exposure to credit risk. The Fund maintained a larger allocation to absolute return strategies, which stand to benefit from increased volatility and dispersion of returns. While directional risk remained an element of the portfolio, it was at a relatively low level by the Fund’s historical standards.

The Fund ended the period with a net long credit position in Europe with 9% of net assets, 24% in the United States, 4% in Asia and Emerging Markets, and 38% of net assets overall.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock Global Long/Short Credit Fund

Performance Summary for the Period Ended January 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		Since Inception (c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.10%	4.10%	(0.54)%	(1.30)%	N/A	1.28%	N/A	2.40%	N/A
Investor A	3.68	3.68	(0.67)	(1.62)	(5.56)%	1.02	0.19%	2.14	1.57%
Investor C	3.09	3.09	(1.18)	(2.43)	(3.36)	0.26	0.26	1.38	1.38
Class K	4.17	4.17	(0.56)	(1.33)	N/A	1.33	N/A	2.43	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index(d)	—	—	1.10	1.95	N/A	0.67	N/A	0.48	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees and how performance was calculated for certain share classes.

(b)

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. Under normal circumstances, the Fund invests at least 80% of its total assets in credit-related instruments. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Global Long/Short Credit Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Predecessor Fund commenced operations on September 30, 2011.
(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.

N/A — Not Applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including dividend expense and interest expense	Excluding dividend expense and interest expense		Including dividend expense and interest expense		Excluding dividend expense and interest expense
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (b)	Ending Account Value (01/31/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$994.60	$11.51	$5.38	$1,000.00	$1,013.66	$11.62	$1,019.81	$5.45
Investor A	1,000.00	993.30	12.81	6.68	1,000.00	1,012.35	12.93	1,018.50	6.77
Investor C	1,000.00	988.20	16.59	10.42	1,000.00	1,008.52	16.76	1,014.72	10.56
Class K	1,000.00	994.40	11.16	5.03	1,000.00	1,014.01	11.27	1,020.16	5.09

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.29% for Institutional Shares, 2.55% for Investor A Shares, 3.31% for Investor C Shares and 2.22% for Class K Shares), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.07% for Institutional Shares, 1.33% for Investor A Shares, 2.08% for Investor C Shares and 1.00% for Class K Shares), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of January 31, 2019 (continued)	BlackRock Global Long/Short Credit Fund

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (a)
Country	Long	Short		Total
United States	42%	8%		50%
United Kingdom	6	—	(b)	6
Luxembourg	5	1		6
Italy	2	2		4
Ireland	3	—	(b)	3
Canada	3	—	(b)	3
Netherlands	3	—	(b)	3
Spain	2	1		3
France	1	2		3
Germany	2	—	(b)	2
Cayman Islands	2	—	(b)	2
China	2	—	(b)	2
Switzerland	1	—	(b)	1
Other(c)	10	2		12
Total	84	16		100

(a)	Total investments include the gross market values of long and short positions exclude Short-Term Securities, Options Purchased and Options Written.
(b)	Representing less than 0.5% of the Fund’s total investments.
(c)	Includes holdings and within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

CREDIT QUALITY ALLOCATIONS (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	2%
AA/Aa	2
A	5
BBB/Baa	18
BB/Ba	23
B	35
CCC/Caa	8
CC	—	(d)
C	—	(d)
D	—	(d)
NR	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude Short-Term Securities, Options Purchased, Options Written, Borrowed Bonds and Investments Sold Short.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 0.5% of the Fund’s total investments.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares March 28, 2016 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for Fund. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/ to obtain performance data current to the most recent month end.

Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

THE BENEFITS AND RISKS OF LEVERAGING / ABOUT FUND PERFORMANCE	7

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2018 and held through January 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 7.2%

Cayman Islands — 2.2%(a)(b)
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.91%, 10/21/28	USD	550	$540,313
Allegro CLO VI Ltd.:
Series 2017-2A, Class C, (LIBOR USD 3 Month + 1.80%), 4.57%, 01/17/31		1,600	1,531,601
Series 2017-2A, Class D, (LIBOR USD 3 Month + 2.75%), 5.52%, 01/17/31		500	472,637
ALM VI Ltd., Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.49%, 07/15/26		1,000	959,553
ALM VIII Ltd., Series 2013-8A, Class A1R, (LIBOR USD 3 Month + 1.49%), 4.28%, 10/15/28		2,750	2,752,001
AMMC CLO XII Ltd., Series 2013-12A, Class CR, (LIBOR USD 3 Month + 1.90%), 4.52%, 11/10/30		1,500	1,440,494
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class C, (LIBOR USD 3 Month + 1.80%), 4.60%, 04/13/31		1,300	1,237,930
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.61%, 01/28/31		500	480,182
sApidos CLO XV:
Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.77%, 04/20/31		1,000	988,699
Series 2013-15A, Class CRR, (LIBOR USD 3 Month + 1.85%), 4.61%, 04/20/31		1,000	958,081
Apidos CLO XX, Series 2015-20A, Class CR, (LIBOR USD 3 Month + 2.95%), 5.73%, 07/16/31		1,000	962,208
Ares XLIX CLO Ltd., Series 2018-49A, Class B, (LIBOR USD 3 Month + 1.65%), 4.41%, 07/22/30		1,000	989,889
Ares XLV CLO Ltd., Series 2017-45A, Class D, (LIBOR USD 3 Month + 3.05%), 5.84%, 10/15/30		300	290,716
Ares XXXIIR CLO Ltd.:
Series 2014-32RA, Class B, (LIBOR USD 3 Month + 1.80%), 4.42%, 05/15/30		500	475,741
Series 2014-32RA, Class C, (LIBOR USD 3 Month + 2.90%), 5.52%, 05/15/30		500	478,877
Atlas Senior Loan Fund X Ltd., Series 2018-10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.54%, 01/15/31		500	465,204
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.63%, 10/24/31		400	395,016
Carlyle Global Market Strategies CLO Ltd.:
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.65%), 5.44%, 01/15/31		800	755,564
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.67%, 05/15/31		1,000	987,506
Carlyle US CLO Ltd.:
Series 2016-4A, Class BR, (LIBOR USD 3 Month + 2.10%), 4.86%, 10/20/27		400	393,087
Series 2017-2A, Class C, (LIBOR USD 3 Month + 3.70%), 6.17%, 07/20/31		750	751,032
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class D, (LIBOR USD 3 Month + 3.25%), 6.02%, 10/17/30		1,105	1,091,167
Cent CLO 17 Ltd., Series C17A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.37%, 04/30/31		1,000	959,283

Security		Par (000)	Value

Cayman Islands (continued)
CIFC Funding Ltd.:
Series 2013-2A, Class B1LR, (LIBOR USD 3 Month + 3.05%), 5.83%, 10/18/30	USD	1,000	$956,126
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.83%, 04/24/30		1,000	992,556
Series 2014-2RA, Class A3, (LIBOR USD 3 Month + 1.90%), 4.68%, 04/24/30		500	484,363
Series 2018-4A, Class B, (LIBOR USD 3 Month + 2.10%), 4.53%, 10/17/31		550	531,417
Dewolf Park CLO Ltd.:
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.15%), 4.94%, 10/15/30		1,000	978,400
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.15%), 5.94%, 10/15/30		1,000	975,472
Dryden 50 Senior Loan Fund, Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 5.04%, 07/15/30		1,500	1,475,588
Elevation CLO Ltd., Series 2017-7A, Class C, (LIBOR USD 3 Month + 1.90%), 4.69%, 07/15/30		1,000	955,011
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.69%, 07/15/30		440	413,841
Galaxy XXVII CLO Ltd.:
Series 2017-24A, Class C, (LIBOR USD 3 Month + 1.70%), 4.49%, 01/15/31		750	706,428
Series 2018-27A, Class C, (LIBOR USD 3 Month + 1.80%), 4.43%, 05/16/31		1,500	1,418,067
GoldenTree Loan Management US CLO 3 Ltd., Series 2018-3A, Class D, (LIBOR USD 3 Month + 2.85%), 5.61%, 04/20/30		750	710,565
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.50%), 5.29%, 04/15/31		630	588,490
Highbridge Loan Management Ltd.:
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.58%, 02/05/31		550	543,177
Series 8A-2016, Class CR, (LIBOR USD 3 Month + 1.95%), 4.73%, 07/20/30		1,000	949,441
HPS Loan Management Ltd., Series 11A-17, Class C, (LIBOR USD 3 Month + 2.35%), 4.94%, 05/06/30		1,575	1,556,285
LCM XIV LP, Series 14A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.61%, 07/20/31		500	478,023
LCM XXIV Ltd., Series 24A, Class C, (LIBOR USD 3 Month + 2.25%), 5.01%, 03/20/30		1,000	980,704
Long Point Park CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 4.47%, 01/17/30		1,000	953,814
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.95%, 04/25/29		1,000	998,062
Madison Park Funding XXVII Ltd., Series 2018-27A, Class B, (LIBOR USD 3 Month + 1.80%), 4.56%, 04/20/30		1,000	953,653
Madison Park Funding XXXI Ltd.:
Series 2018-31A, Class C, (LIBOR USD 3 Month + 2.15%), 4.93%, 01/23/31		350	339,731
Series 2018-31A, Class D, (LIBOR USD 3 Month + 3.00%), 5.78%, 01/23/31		500	481,150
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class CR, (LIBOR USD 3 Month + 2.05%), 4.84%, 10/15/29		1,000	970,242

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Neuberger Berman CLO XXI Ltd.:
Series 2016-21A, Class CR, (LIBOR USD 3 Month + 1.60%), 4.36%, 04/20/27	USD	1,000	$958,994
Series 2016-21A, Class DR, (LIBOR USD 3 Month + 2.40%), 5.16%, 04/20/27		1,000	940,025
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class CR, (LIBOR USD 3 Month + 2.20%), 4.97%, 10/17/30		1,000	970,161
Neuberger Berman CLO XXIII Ltd.:
Series 2016-23A, Class CR, (LIBOR USD 3 Month + 2.15%), 4.92%, 10/17/27		500	490,905
Series 2016-23A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.67%, 10/17/27		300	285,971
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class C, (LIBOR USD 3 Month + 1.75%), 4.53%, 10/18/30		1,000	952,886
OCP CLO Ltd., Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 4.59%, 11/20/30		1,000	957,271
Octagon Investment Partners 32 Ltd.:
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.25%), 5.04%, 07/15/29		1,000	989,683
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.40%), 6.19%, 07/15/29		1,000	992,309
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 5.36%, 01/20/31		1,000	942,423
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class A1AR, (LIBOR USD 3 Month + 1.17%), 3.96%, 07/15/29		550	548,609
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class DR2, (LIBOR USD 3 Month + 2.50%), 5.27%, 01/25/31		1,000	935,209
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.51%, 01/22/30		1,000	951,422
OHA Credit Partners XIV Ltd., Series 2017-14A, Class C, (LIBOR USD 3 Month + 1.80%), 4.56%, 01/21/30		2,000	1,896,451
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.96%, 10/22/30		1,500	1,455,433
OZLM Funding Ltd., Series 2012-1A, Class BR2, (LIBOR USD 3 Month + 2.30%), 5.06%, 07/22/29		1,150	1,145,587
OZLM VI Ltd.:
Series 2014-6A, Class B1S, (LIBOR USD 3 Month + 2.10%), 4.87%, 04/17/31		1,000	975,348
Series 2014-6A, Class CS, (LIBOR USD 3 Month + 3.13%), 5.90%, 04/17/31		550	531,607
OZLM XX Ltd., Series 2018-20A, Class B, (LIBOR USD 3 Month + 1.95%), 4.71%, 04/20/31		1,000	961,404
Palmer Square CLO Ltd.:
Series 2013-2A, Class AARR, (LIBOR USD 3 Month + 1.20%), 3.97%, 10/17/31		500	496,684
Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.97%, 10/17/31		750	729,687
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.65%), 5.42%, 01/17/31		515	486,664
Rockford Tower CLO Ltd.:
Series 2017-3A, Class C, (LIBOR USD 3 Month + 1.80%), 4.56%, 10/20/30		1,000	939,502
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 3.74%, 05/20/31		1,500	1,477,345

Security		Par (000)	Value

Cayman Islands (continued)
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.63%, 10/20/31	USD	500	$479,202
RR 5 Ltd., Series 2018-5A, Class B, (LIBOR USD 3 Month + 2.25%), 5.04%, 10/15/31		500	480,232
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 5.39%, 01/15/30		500	474,395
TICP CLO XI Ltd., Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 4.59%, 10/20/31		1,000	967,020
TICP CLO XII Ltd.:
Series 2018-12A, Class C, (LIBOR USD 3 Month + 2.00%), 4.81%, 01/15/31		500	485,606
Series 2018-12A, Class D, (LIBOR USD 3 Month + 2.80%), 5.61%, 01/15/31(c)		1,000	937,500
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, (LIBOR USD 3 Month + 0.89%), 3.68%, 04/15/29		700	692,829
Voya CLO Ltd.:
Series 2014-1A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.68%, 04/18/31		700	674,004
Series 2014-4A, Class BR2, (LIBOR USD 3 Month + 2.09%), 4.89%, 07/14/31		300	290,273
York CLO-2 Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.61%, 01/22/31		1,500	1,409,497

			69,649,525

European Union — 0.1%
Avoca CLO XVIII DAC, Series 2018X, Class E, (EURIBOR 3 Month + 4.60%), 4.60%, 04/15/31(b)	EUR	3,800	3,895,638

Ireland — 2.4%
Aqueduct European CLO DAC, Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30(b)		919	934,168
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(b)		1,833	2,037,479
Avoca CLO XV DAC:
Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(b)		2,930	2,902,999
Series 15X, Class FR, (EURIBOR 3 Month + 5.84%), 5.84%, 04/15/31(b)		3,425	3,256,806
Series 15X, Class M1, 0.00%, 04/15/31(d)		5,300	4,806,714
Bilbao CLO I DAC(b):
Series 1X, Class A2A, (EURIBOR 3 Month + 1.30%), 1.30%, 07/20/31		7,100	7,834,261
Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31		2,400	2,421,491
Cadogan Square CLO X DAC, Series 10X, Class M, 0.00%, 10/25/30(d)		1,100	1,069,602
Cadogan Square CLO XI DAC, Series 11X, Class C, (EURIBOR 3 Month + 1.85%), 1.85%, 02/15/31(b)		2,230	2,445,722
CGMSE, Series 2014-2X, (EURIBOR 3 Month + 5.70%), 5.70%, 11/17/31(b)		2,305	2,446,719
CVC Cordatus Loan Fund IV Ltd., Series 4X, Class SUB, (EURIBOR 6 Month + 0.00%), 0.00%, 01/24/28(b)		12,600	10,659,472
CVC Cordatus Loan Fund VI DAC, Series 6X, Class SUB, 0.00%, 04/15/32(d)		6,790	5,103,063
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class E, (EURIBOR 3 Month + 5.70%), 5.70%, 04/23/30(b)		1,100	1,218,498

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ireland (continued)
GLC Euro CLO IV DAC, Series 4X, (EURIBOR 3 Month + 1.05%), 1.05%, 10/15/30(b)	EUR	5,948	$6,471,054
OCP Euro CLO DAC(b):
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32		1,572	1,653,307
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		1,000	991,028
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(b)		800	866,612
OZLME, Series 4X, Class B1, (EURIBOR 3 Month + 1.35%), 1.35%, 10/15/31(b)		4,770	5,305,931
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(b)		1,302	1,350,125
RFTE, (EURIBOR 3 Month + 1.03%), 1.03%, 12/20/31(b)		9,690	11,066,274
Voya Euro CLO I DAC, Series 1X, Class SUB, (EURIBOR 3 Month + 0.00%), 0.00%, 10/15/30(b)		2,894	3,107,228

			77,948,553

Netherlands — 0.9%
Avoca CLO XIV Designated Activity Co.:
Series 14X, Class ER, (EURIBOR 3 Month + 4.70%), 4.70%, 01/12/31(b)		1,970	2,047,485
Series 14X, Class FR, (EURIBOR 3 Month + 6.35%), 6.35%, 01/12/31(b)		2,200	2,168,837
Series 14X, Class SUB, 0.00%, 01/12/31(d)		1,500	1,295,615
Cairn CLO IX BV:
Series 2018-9X, Class B1, (EURIBOR 3 Month + 1.00%), 1.00%, 03/21/32(b)		4,300	4,689,490
Series 2018-9X, Class M2, 0.00%, 03/21/32(d)		1,900	2,051,669
Dryden 46 Euro CLO BV, Series 2016-46X, Class E, (EURIBOR 3 Month + 5.75%), 5.75%, 01/15/30(b)		1,352	1,497,507
Dryden 56 Euro CLO BV, Series 2017-56X, Class E, (EURIBOR 3 Month + 4.72%), 4.72%, 01/15/32(b)		2,085	2,131,293
Halcyon Loan Advisors European Funding, Series 2018-1X, Class B1, (EURIBOR 3 Month + 1.48%), 1.48%, 10/18/31(b)		4,200	4,711,025
OZLME III DAC:
Series 3X, Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(b)		1,600	1,636,493
Series 3X, Class SUB, 0.00%, 08/24/30(d)		5,300	4,782,734

			27,012,148

United Kingdom — 0.1%
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27	GBP	2,451	3,455,978

United States — 1.5%
ALM VII R-2 Ltd., Series 2013-7R2A, Class BR2, (LIBOR USD 3 Month + 2.20%), 4.99%, 10/15/27(a)(b)	USD	400	396,269
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class BR, (LIBOR USD 3 Month + 1.90%), 4.66%, 01/20/29(a)(b)		1,500	1,501,887
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(a)		4,428	4,540,348
Navient Private Education Loan Trust(a):
Series 2014-CTA, Class A, (LIBOR USD 1 Month + 0.70%), 3.21%, 09/16/24(b)		152	151,829
Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 4.26%, 10/17/44(b)		1,500	1,518,817

Security		Par (000)	Value

United States (continued)
Series 2015-AA, Class A3, (LIBOR USD 1 Month + 1.70%), 4.21%, 11/15/30(b)	USD	4,705	$4,812,967
Series 2015-AA, Class B, 3.50%, 12/15/44		1,400	1,364,857
Octagon Investment Partners 26 Ltd(b):
Series 2016-1, Class AR, (LIBOR USD 3 Month + 1.80%), 4.59%, 04/20/31		1,000	947,639
Series 2016-1, Class AR, (LIBOR USD 3 Month + 2.85%), 5.64%, 04/20/31		1,000	952,319
OneMain Financial Issuance Trust(a):
Series 2015-1A, Class A, 3.19%, 03/18/26		686	685,756
Series 2015-1A, Class B, 3.85%, 03/18/26		4,710	4,722,698
Series 2015-2A, Class B, 3.10%, 07/18/25		362	362,092
Santander Drive Auto Receivables Trust, Series 2014-4, Class D, 3.10%, 11/16/20		723	723,178
SLM Private Education Loan Trust(a):
Series 2011-B, Class A3, (LIBOR USD 1 Month + 2.25%), 4.76%, 06/16/42(b)		9,870	10,031,337
Series 2013-B, Class B, 3.00%, 05/16/44		5,640	5,621,654
SMB Private Education Loan Trust, Series 2015-C, Class B, 3.50%, 09/15/43(a)		9,225	9,067,113
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24(a)		1,535	1,534,426

			48,935,186

Total Asset-Backed Securities — 7.2% (Cost: $248,331,804)			230,897,028

		Shares

Common Stocks — 0.6%

Germany — 0.1%
Aroundtown SA		227,423	2,011,702

Italy — 0.0%
Intesa Sanpaolo SpA		379,428	868,179

Netherlands — 0.0%
Altice Europe NV, Class A(e)		536,278	1,093,924

United States — 0.5%
Air Lease Corp.		20,000	758,800
Ascent Resources Marcellus(c)(e)		1,094,267	317,021
Kinder Morgan, Inc.		166,667	3,016,673
Lions Gate Entertainment Corp., Class A		582,490	10,700,341

			14,792,835

Total Common Stocks — 0.6% (Cost: $30,467,529)			18,766,640

		Par (000)

Corporate Bonds — 59.7%

Australia — 0.1%
Macquarie Group Ltd., (LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/23(b)	USD	735	710,030
Newcastle Coal Infrastructure Group Pty. Ltd., 4.40%, 09/29/27		430	384,382
Origin Energy Finance Ltd., (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/74(b)	EUR	504	586,856
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28	USD	900	860,247
QBE Insurance Group Ltd., (USD Swap Semi 10 Year + 4.40%), 5.87%, 06/17/46(b)		477	464,336
Santos Finance Ltd., 4.13%, 09/14/27		286	258,137

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Australia (continued)
Transurban Queensland Finance Pty. Ltd., 4.50%, 04/19/28	USD	400	$383,290
Virgin Australia Pass-Through Trust, Series 2013-1B, Class B, 6.00%, 10/23/20(a)		682	693,026

			4,340,304

Bahrain — 0.0%
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27		350	362,250

Belgium — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49		17,370	18,138,084
Solvay Finance SA, (EUR Swap Annual 5 Year + 3.70%), 5.42%(b)(f)	EUR	958	1,199,326
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(a)	USD	400	378,000

			19,715,410

Brazil — 0.1%
Petrobras Global Finance BV, 4.75%, 01/14/25	EUR	2,800	3,497,325

Canada — 3.2%
1011778 BC ULC(a):
4.25%, 05/15/24	USD	288	278,640
5.00%, 10/15/25		614	592,510
Air Canada Pass-Through Trust(a):
Series 2013-1, Class B, 5.38%, 05/15/21		1,232	1,248,128
Series 2015-2, Class B, 5.00%, 12/15/23		15,333	15,457,491
Series 2017-1, Class B, 3.70%, 01/15/26		19,021	18,218,471
Bombardier, Inc.(a):
7.75%, 03/15/20		8,750	9,012,500
8.75%, 12/01/21		43,677	46,365,319
5.75%, 03/15/22		26	24,765
6.00%, 10/15/22		78	75,173
6.13%, 01/15/23		254	245,415
7.50%, 12/01/24		389	377,330
7.50%, 03/15/25		391	376,826
7.45%, 05/01/34		100	90,000
Calfrac Holdings LP, 8.50%, 06/15/26(a)		37	27,750
Enbridge, Inc., 4.00%, 10/01/23		7,709	7,817,074
GFL Environmental, Inc., 5.38%, 03/01/23(a)		44	41,140
Hulk Finance Corp., 7.00%, 06/01/26(a)		43	39,784
Intertape Polymer Group, Inc., 7.00%, 10/15/26(a)		42	42,000
Mattamy Group Corp.(a):
6.88%, 12/15/23		61	59,316
6.50%, 10/01/25		33	30,608
MEG Energy Corp., 6.50%, 01/15/25(a)		188	184,710
Mercer International, Inc.:
6.50%, 02/01/24		63	63,654
5.50%, 01/15/26		51	47,302
Norbord, Inc., 6.25%, 04/15/23(a)		67	67,837
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		117	111,150
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)		155	155,775
Seven Generations Energy Ltd.(a):
6.88%, 06/30/23		15	15,112
5.38%, 09/30/25		37	35,698
Superior Plus LP, 7.00%, 07/15/26(a)		97	95,666
Teck Resources Ltd.:
8.50%, 06/01/24(a)		459	494,568
5.20%, 03/01/42		120	109,500
Tervita Escrow Corp., 7.63%, 12/01/21(a)		109	107,093
Titan Acquisition Ltd., 7.75%, 04/15/26(a)		200	175,000
Videotron Ltd., 5.13%, 04/15/27(a)		155	155,387

Security		Par (000)	Value

Canada (continued)
Xplornet Communications, Inc., 0.00% (0.00% Cash or 10.63% PIK), 06/01/22(a)(g)	USD	14	$14,015

			102,252,707

Cayman Islands — 0.0%
Pearl Holding III Ltd., 9.50%, 12/11/22		400	344,000

China — 2.3%
Agile Group Holdings Ltd.:
8.50%, 07/18/21		400	416,928
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(b)(f)		400	357,000
Anton Oilfield Services Group, 9.75%, 12/05/20		400	390,415
Baidu, Inc., 3.88%, 09/29/23		500	501,158
Baoxin Auto Finance I Ltd.:
7.90%, 02/09/20		290	288,912
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(b)(f)		1,135	1,017,749
Beijing Environment Bvi Co. Ltd., 5.30%, 10/18/21		540	540,000
Binhai Investment Co. Ltd., 4.45%, 11/30/20		200	189,300
Caiyun International Investment Ltd., 3.13%, 07/12/19		600	586,500
CCTI Ltd., 3.63%, 08/08/22		1,385	1,326,047
CDBL Funding 1, 3.50%, 10/24/27		920	851,552
Central China Real Estate Ltd.:
7.33%, 01/27/20		325	325,813
6.88%, 10/23/20		1,200	1,191,000
Chalco Hong Kong Investment Co. Ltd., 4.88%, 09/07/21		655	661,046
Chalieco Hong Kong Corp. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.29%), 5.70%(b)(f)		841	841,912
Chang Development International Ltd., 3.63%, 01/20/20		1,500	1,467,210
China Aoyuan Group Ltd.:
7.50%, 05/10/21		900	904,500
7.95%, 09/07/21		650	663,000
China Evergrande Group:
6.25%, 06/28/21(h)		219	205,029
4.25%, 02/14/23(i)	HKD	8,000	948,303
7.50%, 06/28/23	USD	338	304,060
8.75%, 06/28/25		255	225,675
China Huiyuan Juice Group Ltd., 6.50%, 08/16/20		381	263,399
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22		1,254	1,213,327
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		300	306,000
7.45%, 04/17/21		800	799,505
China Singyes Solar Technologies Holdings Ltd., 0.00%, 02/15/19(e)(j)(k)		447	261,495
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		1,800	1,730,788
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.03%), 3.88%, 07/26/27(b)		635	613,902
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		3,000	2,992,500
6.88%, 04/23/21		550	550,000
5.50%, 01/23/22		900	848,250
CITIC Ltd.:
6.80%, 01/17/23		2,000	2,207,610
4.00%, 01/11/28		440	426,091
CMHI Finance BVI Co. Ltd., 5.00%, 08/06/28		635	660,276

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
CNAC HK Finbridge Co. Ltd.:
4.13%, 03/14/21	USD	739	$740,955
4.63%, 03/14/23		1,395	1,423,925
4.88%, 03/14/25		905	940,069
5.13%, 03/14/28		200	210,250
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		2,857	2,864,143
Country Garden Holdings Co. Ltd., 7.25%, 04/04/21		311	314,951
Easy Tactic Ltd.:
8.88%, 09/27/21		600	612,984
9.13%, 07/28/22		450	459,000
European TopSoho Sarl, 4.00%, 09/21/21(i)	EUR	2,800	2,976,532
Excel Capital Global Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(b)(f)	USD	1,500	1,496,250
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		425	364,824
7.38%, 10/04/21		202	164,155
7.95%, 07/05/22		350	275,650
Far East Horizon Ltd., (LIBOR USD 3 Month + 2.00%), 4.81%, 07/03/21(b)		713	708,958
Fufeng Group Ltd., 5.88%, 08/28/21		677	684,163
Future Land Development Holdings Ltd.:
2.25%, 02/10/19(i)	HKD	7,300	930,066
5.00%, 02/16/20	USD	725	715,948
6.50%, 09/12/20		700	696,500
7.50%, 01/22/21		500	503,125
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		638	576,793
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		600	528,000
Greenland Global Investment Ltd.:
6.75%, 05/22/19		250	250,000
(LIBOR USD 3 Month + 4.85%), 7.67%, 09/26/21(b)		800	775,000
Guojing Capital BVI Ltd., 3.95%, 12/11/22		600	579,063
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		617	608,248
Hilong Holding Ltd., 7.25%, 06/22/20		230	214,361
Huachen Energy Co. Ltd., 6.63%, 05/18/20(e)(j)		1,200	813,744
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	600	587,904
Huayi Finance I Ltd., 4.00%, 12/02/19	USD	200	195,605
Jingrui Holdings Ltd., 9.45%, 04/23/21		500	456,250
Kaisa Group Holdings Ltd., 8.50%, 06/30/22		787	646,808
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(b)(f)		600	531,750
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(b)(f)		500	480,625
Logan Property Holdings Co. Ltd., 8.75%, 12/12/20		470	481,750
Longfor Group Holdings Ltd., 4.50%, 01/16/28		525	481,688
Minmetals Bounteous Finance BVI Ltd., 4.75%, 07/30/25		1,300	1,328,217
New Metro Global Ltd., 6.50%, 04/23/21		1,596	1,580,040
Overseas Chinese Town Asia Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(b)(f)		1,175	1,146,036
Poly Real Estate Finance Ltd., 4.75%, 09/17/23		700	701,358
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(i)(l)		860	815,003
Powerchina Real Estate Group Ltd., 4.50%, 12/06/21		1,055	1,059,241

Security		Par (000)	Value

China (continued)
Powerlong Real Estate Holdings Ltd.:
Series 1238, 0.00%, 02/11/19(i)(l)	HKD	2,000	$259,925
5.95%, 07/19/20	USD	700	686,000
6.95%, 04/17/21		300	291,750
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		1,003	767,611
Redco Group, 6.38%, 02/27/19		295	293,525
Rock International Investment, Inc., 6.63%, 03/27/20		943	727,739
Scenery Journey Ltd., 11.00%, 11/06/20		600	616,500
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		513	485,649
Shimao Property Holdings Ltd., 6.38%, 10/15/21		600	609,929
SPIC Luxembourg Latin America Renewable Energy Investment Co. SARL, 4.65%, 10/30/23		900	916,350
Sunac China Holdings Ltd.:
8.63%, 07/27/20		300	306,000
6.88%, 08/08/20		600	597,975
8.38%, 01/15/21		370	376,566
Tewoo Group No. 5 Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.37%), 5.80%(b)(f)		500	407,500
Times China Holdings Ltd.:
6.25%, 01/23/20		1,257	1,247,572
6.25%, 01/17/21		705	692,564
5.75%, 04/26/22		200	186,397
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		986	874,636
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27		465	432,450
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(b)(f)		277	252,763
Xinyuan Real Estate Co. Ltd.:
8.13%, 08/30/19		350	328,125
9.88%, 03/19/20		410	367,975
Yancoal International Resources Development Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.30%), 5.75%(b)(f)		980	979,285
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		615	604,378
Yunnan Energy Investment Overseas Finance Co. Ltd., 3.50%, 12/13/19		200	195,999
Yuzhou Properties Co. Ltd.:
6.38%, 03/06/21		214	210,790
7.90%, 05/11/21		400	405,910
8.63%, 01/23/22		500	510,000
Zhaohai Investment BVI Ltd., 4.00%, 07/23/20		400	389,302
Zhenro Properties Group Ltd.:
10.50%, 06/28/20		255	258,519
12.50%, 01/02/21		600	614,823

			74,890,691

Czech Republic — 0.0%
Residomo SRO, 3.38%, 10/15/24	EUR	1,063	1,213,911

Denmark — 0.2%
Danske Bank A/S:
5.38%, 01/12/24(a)	USD	200	202,838
(US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 4.13%), 7.00%(b)(f)		2,840	2,584,400
DKT Finance ApS, 7.00%, 06/17/23	EUR	2,540	3,139,867
TDC A/S, 3.75%, 03/02/22		378	477,047

			6,404,152

Finland — 0.0%
Nokia OYJ:
3.38%, 06/12/22	USD	35	34,432

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Finland (continued)
4.38%, 06/12/27	USD	49	$47,422
6.63%, 05/15/39		128	133,120

			214,974

France — 0.6%
Altice France SA:
7.38%, 05/01/26(a)		530	510,782
5.88%, 02/01/27	EUR	3,100	3,574,872
8.13%, 02/01/27(a)		600	589,440
Autodis SA:
(EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(b)	EUR	214	240,153
4.38%, 05/01/22		254	282,722
BNP Paribas SA, (EUR Swap Annual 5 Year + 5.23%), 6.12%(b)(f)		725	888,803
Casino Guichard Perrachon SA, (EUR Swap Annual 5 Year + 3.82%), 4.87%(b)(f)		500	386,056
CMA CGM SA:
6.50%, 07/15/22		130	141,619
5.25%, 01/15/25		4,370	4,256,368
Europcar Mobility Group, 5.75%, 06/15/22		130	152,518
Orange SA, (EUR Swap Annual 5 Year + 3.67%), 5.25%(b)(f)		4,830	6,135,283
Paprec Holding SA, 4.00%, 03/31/25		379	368,733
Parts Europe SA, (EURIBOR 3 Month + 5.50%), 5.18%, 05/01/22(b)		452	513,479

			18,040,828

Germany — 1.9%
ADLER Real Estate AG:
1.50%, 12/06/21		1,640	1,863,214
1.88%, 04/27/23		400	445,384
2.13%, 02/06/24		4,192	4,669,577
3.00%, 04/27/26		2,400	2,669,543
Alpha 2 BV, 8.75% (8.75% Cash or 9.50% PIK), 06/01/23(a)(g)	USD	210	203,175
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(b)(f)	EUR	2,400	2,715,449
Blitz F18-674 GmbH, 6.00%, 07/30/26		544	621,884
BMW Finance NV, 1.50%, 02/06/29		3,850	4,379,168
Deutsche Telekom International Finance BV, 3.13%, 02/06/34	GBP	1,925	2,506,096
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	2,883	3,341,863
Platin 1426 GmbH, 5.38%, 06/15/23		3,379	3,597,683
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(b)		672	776,551
Summit Germany Ltd., 2.00%, 01/31/25		202	216,128
Tele Columbus AG, 3.88%, 05/02/25		3,120	3,255,569
thyssenkrupp AG:
1.38%, 03/03/22		340	386,202
2.50%, 02/25/25		100	115,836
Unitymedia GmbH, 3.75%, 01/15/27		23,232	27,633,726
Unitymedia Hessen GmbH & Co. KG, 6.25%, 01/15/29		90	113,315

			59,510,363

Guernsey — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(a)	USD	630	636,290

Hong Kong — 0.5%
ASM Pacific Technology Ltd., 2.00%, 03/28/19(i)	HKD	8,000	1,021,336
Bank of East Asia Ltd. (The)(b)(f):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.83%), 5.50%	USD	1,062	1,055,363

Security		Par (000)	Value

Hong Kong (continued)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.68%), 5.63%	USD	369	$359,603
China Cinda Finance Ltd., 4.25%, 04/23/25		2,970	2,915,088
CMB Wing Lung Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/27(b)		985	944,709
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(b)(f)		280	252,000
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.94%(b)(f)		8,800	6,248,000
HPHT Finance 17 Ltd., 2.75%, 09/11/22		535	513,026
Industrial & Commercial Bank of China Asia Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.14%), 4.25%(b)(f)		1,400	1,364,419
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		430	394,584
RKPF Overseas 2019 A Ltd., 7.88%, 02/01/23		260	260,000
Studio City Finance Ltd.:
8.50%, 12/01/20		517	517,646
7.25%, 02/11/24		700	707,707
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 02/14/22		260	268,186

			16,821,667

India — 0.2%
Adani Ports & Special Economic Zone Ltd., 4.00%, 07/30/27		414	378,519
Adani Transmission Ltd., 4.00%, 08/03/26		495	443,819
Greenko Dutch BV, 5.25%, 07/24/24		775	721,719
Greenko Investment Co., 4.88%, 08/16/23		1,563	1,450,566
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27		549	521,550
Oil India International Pte. Ltd., 4.00%, 04/21/27		202	190,237
UPL Corp. Ltd., 4.50%, 03/08/28		1,100	1,027,143
Vedanta Resources plc, 7.13%, 05/31/23		1,000	965,000
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		900	839,160

			6,537,713

Indonesia — 0.2%
Eterna Capital Pte. Ltd., Series B, 0.00% (0.00% Cash or 8.00% PIK), 12/11/22(g)		905	764,748
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		300	307,500
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		500	529,111
LLPL Capital Pte. Ltd., 6.88%, 02/04/39		650	679,033
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		1,500	1,548,750
Minejesa Capital BV, 4.63%, 08/10/30		550	525,726
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/23		1,300	1,181,628

			5,536,496

Ireland — 1.1%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		9,981	10,004,968
4.63%, 07/01/22		6,469	6,492,415
Ardagh Packaging Finance plc:
4.13%, 05/15/23	EUR	436	512,809
4.63%, 05/15/23(a)	USD	324	324,000
7.25%, 05/15/24(a)		872	901,430
4.75%, 07/15/27	GBP	3,955	4,707,546
Avolon Holdings Funding Ltd., 5.13%, 10/01/23(a)	USD	95	96,444
Bank of Ireland, (EUR Swap Annual 5 Year + 6.96%), 7.38%(b)(f)	EUR	2,689	3,264,518
Park Aerospace Holdings Ltd.(a):
3.63%, 03/15/21	USD	102	100,725

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ireland (continued)
5.25%, 08/15/22	USD	119	$120,821
5.50%, 02/15/24		2	2,030
Smurfit Kappa Acquisitions ULC:
2.88%, 01/15/26	EUR	7,530	8,632,643
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23	GBP	718	951,052

			36,111,401

Israel — 0.3%
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 04/15/24	USD	8,800	8,905,644

Italy — 1.7%
Banca Carige SpA, 0.75%, 07/26/20	EUR	500	572,237
Banco BPM SpA, 1.75%, 04/24/23		417	457,924
Buzzi Unicem SpA, 2.13%, 04/28/23		325	378,495
Intesa Sanpaolo SpA:
2.13%, 08/30/23		3,650	4,224,677
(EUR Swap Annual 5 Year + 7.19%), 7.75%(b)(f)		3,800	4,597,035
Leonardo US Holdings, Inc.(a):
7.38%, 07/15/39	USD	2,627	2,679,540
6.25%, 01/15/40		470	418,300
Rossini Sarl, 6.75%, 10/30/25	EUR	9,837	11,512,767
Sisal Group SpA, 7.00%, 07/31/23		3,238	3,707,245
Telecom Italia Capital SA, 6.38%, 11/15/33	USD	223	202,484
Telecom Italia SpA:
4.88%, 09/25/20	EUR	254	307,191
1.13%, 03/26/22(i)		9,200	9,773,474
4.00%, 04/11/24		366	420,014
5.30%, 05/30/24(a)	USD	200	190,000
UniCredit SpA:
6.57%, 01/14/22(a)		7,325	7,483,024
(EUR Swap Annual 5 Year + 9.30%), 9.25%(b)(f)	EUR	2,034	2,548,952
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(b)		300	345,615
Wind Tre SpA, 5.00%, 01/20/26(a)	USD	5,350	4,400,375

			54,219,349

Jamaica — 0.0%(a)
Digicel Group One Ltd., 8.25%, 12/30/22		102	84,150
Digicel Group Two Ltd., 8.25%, 09/30/22		98	53,410
Digicel Ltd., 6.00%, 04/15/21		275	254,375

			391,935

Japan — 0.2%
Asahi Mutual Life Insurance Co., (USD Swap Semi 5 Year + 4.59%), 6.50%(b)(f)		600	586,102
JT International Financial Services BV, 3.88%, 09/28/28		1,100	1,104,444
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	1,436	1,726,403
(USD Swap Rate 5 Year + 4.23%), 6.00%(b)(f)	USD	1,100	982,124
(USD Swap Rate 5 Year + 4.85%), 6.87%(b)(f)		3,600	3,156,466

			7,555,539

Jersey — 0.0%
LHC3 plc, 4.12% (4.12% Cash or 9.00% PIK), 08/15/24(g)	EUR	1,116	1,271,367

Luxembourg — 3.8%
Altice Financing SA:
5.25%, 02/15/23		314	364,772
6.63%, 02/15/23(a)	USD	285	286,511
7.50%, 05/15/26(a)		23,230	22,010,425

Security		Par (000)	Value

Luxembourg (continued)
Altice Finco SA:
7.63%, 02/15/25(a)	USD	7,500	$6,290,625
4.75%, 01/15/28	EUR	8,530	8,048,783
Altice Luxembourg SA, 7.75%, 05/15/22(a)	USD	514	498,580
DEA Finance SA, 7.50%, 10/15/22	EUR	1,000	1,201,830
Garfunkelux Holdco 2 SA, 11.00%, 11/01/23	GBP	4,200	4,048,909
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	263	263,401
8.50%, 11/01/22	GBP	1,500	1,651,140
INEOS Finance plc, 4.00%, 05/01/23	EUR	460	534,140
INEOS Group Holdings SA, 5.38%, 08/01/24		573	665,038
Intelsat Jackson Holdings SA:
5.50%, 08/01/23	USD	243	221,130
8.00%, 02/15/24(a)		6,435	6,700,444
8.50%, 10/15/24(a)		46,583	47,062,805
9.75%, 07/15/25(a)		15,356	15,989,435
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	5,390	5,738,276
Monitchem HoldCo 3 SA, 5.25%, 06/15/21		100	113,659
SES SA, (EUR Swap Annual 5 Year + 4.66%), 4.62%(b)(f)		100	117,608
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27		1,186	1,457,516

			123,265,027

Macau — 0.0%
Wynn Macau Ltd., 5.50%, 10/01/27(a)	USD	200	182,500

Malaysia — 0.1%
Cindai Capital Ltd., 0.00%, 02/08/23(i)(l)		567	537,034
Gohl Capital Ltd., 4.25%, 01/24/27		640	610,902
TNB Global Ventures Capital Bhd., 4.85%, 11/01/28		450	462,142

			1,610,078

Mongolia — 0.0%
Energy Resources LLC, 8.00%, 09/30/22(k)		602	564,927

Netherlands — 1.6%
ABN AMRO Bank NV(b)(f):
(EUR Swap Annual 5 Year + 5.45%), 5.75%	EUR	400	475,970
(EUR Swap Annual 5 Year + 3.90%), 4.75%		10,900	11,679,488
Intertrust Group BV, 3.38%, 11/15/25		487	556,930
InterXion Holding NV, 4.75%, 06/15/25		791	948,022
Lincoln Finance Ltd., 6.88%, 04/15/21		300	352,396
NXP BV, 4.13%, 06/15/20(a)	USD	4,710	4,710,000
OCI NV, 5.00%, 04/15/23	EUR	961	1,153,452
United Group BV:
(EURIBOR 3 Month + 4.38%), 4.38%, 07/01/23(b)		950	1,084,651
4.88%, 07/01/24		1,194	1,370,069
UPC Holding BV:
5.50%, 01/15/28(a)	USD	8,539	7,855,880
3.88%, 06/15/29	EUR	11,330	12,253,504
Ziggo Bond Co. BV:
4.63%, 01/15/25		7,080	8,182,666
5.88%, 01/15/25(a)	USD	255	239,062
Ziggo BV:
4.25%, 01/15/27	EUR	846	979,047
5.50%, 01/15/27(a)	USD	150	141,750

			51,982,887

Philippines — 0.0%
Royal Capital BV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(b)(f)		354	326,650

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Philippines (continued)
VLL International, Inc., 5.75%, 11/28/24	USD	280	$261,544

			588,194

Portugal — 0.5%
Banco Espirito Santo SA(e)(j):
2.63%, 05/08/17	EUR	6,100	2,059,707
4.75%, 01/15/18		19,300	6,351,099
4.00%, 01/21/19		22,800	7,307,126
EDP - Energias de Portugal SA, (EUR Swap Annual 5 Year + 4.29%), 4.50%, 04/30/79(b)		200	230,637

			15,948,569

Singapore — 0.5%
Mulhacen Pte. Ltd., 6.50% (6.50% Cash or 7.25% PIK), 08/01/23(g)		12,993	14,771,402
United Overseas Bank Ltd.(b):
(USD Swap Semi 5 Year + 1.79%), 3.88%(f)	USD	634	588,133
(USD Swap Semi 5 Year + 1.65%), 2.88%, 03/08/27		900	872,294

			16,231,829

South Africa — 0.0%
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	300	350,711

South Korea — 0.1%
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(b)	USD	368	327,980
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%, 05/21/48(b)		1,400	1,335,915
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(b)(f)		900	906,750
Shinsegae, Inc., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.25%), 2.63%, 05/08/45(b)		900	884,254
Woori Bank, 5.13%, 08/06/28		600	617,286

			4,072,185

Spain — 1.8%
Banco de Sabadell SA:
5.63%, 05/06/26	EUR	2,100	2,508,993
(EUR Swap Annual 5 Year + 5.10%), 5.38%, 12/12/28(b)		100	116,444
Banco Santander SA(b)(f):
(EUR Swap Annual 5 Year + 5.41%), 6.25%		1,800	2,018,308
(EUR Swap Annual 5 Year + 6.80%), 6.75%		2,100	2,539,625
(EUR Swap Annual 5 Year + 4.10%), 4.75%		4,400	4,201,141
Bankia SA(b)(f):
(EUR Swap Annual 5 Year + 5.82%), 6.00%		9,000	10,095,371
(EUR Swap Annual 5 Year + 6.22%), 6.37%		4,000	4,521,170
CaixaBank SA(b):
(EUR Swap Annual 5 Year + 4.50%), 5.25%(f)		1,800	1,801,311
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28		800	921,071
Cirsa Finance International SARL, 6.25%, 12/20/23		340	404,715
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21(a)	USD	4,197	3,722,319
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	483	550,332
Distribuidora Internacional de Alimentacion SA:
1.50%, 07/22/19		2,300	1,948,109
1.00%, 04/28/21		4,100	2,820,399
El Corte Ingles SA, 3.00%, 03/15/24		757	881,799

Security		Par (000)	Value

Spain (continued)
Mapfre SA, (EURIBOR 3 Month + 4.30%), 4.13%, 09/07/48(b)	EUR	500	$588,970
Naturgy Finance BV, (EUR Swap Annual 8 Year + 3.35%), 4.13%(b)(f)		2,100	2,496,576
Repsol International Finance BV(b):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(f)		837	997,342
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		846	1,024,962
Telefonica Europe BV(b)(f):
(EUR Swap Annual 8 Year + 5.59%), 7.63%		400	526,982
(EUR Swap Annual 5 Year + 3.86%), 3.75%		1,900	2,224,428
(EUR Swap Annual 5 Year + 2.33%), 2.63%		500	538,191
(EUR Swap Annual 10 Year + 4.30%), 5.88%		7,800	9,764,868

			57,213,426

Sweden — 0.1%
Intrum AB, 2.75%, 07/15/22		555	617,782
Telefonaktiebolaget LM Ericsson, 1.88%, 03/01/24		100	114,265
Verisure Holding AB, 3.50%, 05/15/23		119	137,229
Verisure Midholding AB, 5.75%, 12/01/23		473	540,042

			1,409,318

Switzerland — 1.3%(b)(f)
Credit Suisse Group AG:
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)	USD	6,469	6,598,380
(USD Swap Semi 5 Year + 4.60%), 7.50%		2,756	2,923,295
UBS Group Funding Switzerland AG:
(USD Swap Rate 5 Year + 5.50%), 6.87%		898	921,572
(USD Swap Semi 5 Year + 5.88%), 7.13%		1,885	1,960,023
(EUR Swap Annual 5 Year + 5.29%), 5.75%	EUR	1,867	2,311,819
(USD Swap Semi 5 Year + 2.43%), 5.00%	USD	3,352	2,916,240
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)		22,100	22,238,125

			39,869,454

Thailand — 0.1%
PTTEP Treasury Center Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%(b)(f)		825	781,688
Thaioil Treasury Center Co. Ltd., 5.38%, 11/20/48		500	531,969

			1,313,657

Turkey — 0.3%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(a)		11,980	10,277,808

United Arab Emirates — 0.2%
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/23		1,300	1,298,830
DP World Ltd., 2.38%, 09/25/26	EUR	4,000	4,589,846

			5,888,676

United Kingdom — 4.4%
AA Bond Co. Ltd.:
4.25%, 07/31/20	GBP	554	738,129
4.88%, 07/31/24		1,318	1,644,339
Algeco Global Finance plc, 8.00%, 02/15/23(a)	USD	304	295,640
Alpha 3 BV, 6.25%, 02/01/25(a)		300	283,620
Arqiva Broadcast Finance plc, 6.75%, 09/30/23	GBP	317	432,362
Arrow Global Finance plc, 5.13%, 09/15/24		5,259	6,397,621
B&M European Value Retail SA, 4.13%, 02/01/22		314	407,905
Barclays plc:
4.38%, 09/11/24	USD	255	249,811
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(b)	EUR	773	880,511

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Boparan Finance plc, 4.38%, 07/15/21	EUR	520	$449,370
Bracken MidCo1 plc, 8.88% (8.88% Cash or 10.38% PIK), 10/15/23(g)	GBP	300	371,209
Cabot Financial Luxembourg SA, 7.50%, 10/01/23		504	622,540
CPUK Finance Ltd., 4.25%, 08/28/22		569	728,962
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24	EUR	396	483,086
GKN Holdings Ltd., 3.38%, 05/12/32	GBP	17,400	21,828,222
HBOS Capital Funding LP, 6.85%(f)	USD	9,433	9,480,165
HSBC Holdings plc, (USD Swap Rate 5 Year + 3.71%), 6.37%(b)(f)		1,198	1,177,035
Inmarsat Finance plc, 4.88%, 05/15/22(a)		100	96,750
Intu Jersey 2 Ltd., 2.88%, 11/01/22(i)	GBP	2,600	2,779,407
Jerrold Finco plc:
6.25%, 09/15/21		464	606,604
6.13%, 01/15/24		4,392	5,629,829
Ladbrokes Group Finance plc, 5.13%, 09/08/23		674	893,506
National Westminster Bank plc, Series C, (LIBOR USD 3 Month + 0.25%), 3.00%(b)(f)	USD	7,300	5,694,000
Neptune Energy Bondco plc, 6.63%, 05/15/25(a)		15,315	14,798,119
New Look Secured Issuer plc, 6.50%, 07/01/22	GBP	5,700	2,242,836
Nomad Foods Bondco plc, 3.25%, 05/15/24	EUR	100	115,681
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	1,318	1,737,021
Pioneer Holdings LLC, 9.00%, 11/01/22(a)	USD	56	56,700
Premier Foods Finance plc, 6.25%, 10/15/23	GBP	200	259,749
Santander UK Group Holdings plc, (GBP Swap 5 Year + 5.54%), 7.38%(b)(f)		1,098	1,482,022
Shop Direct Funding plc, 7.75%, 11/15/22		4,300	4,868,700
Stonegate Pub Co. Financing plc:
(LIBOR GBP 3 Month + 6.25%), 0.00%, 03/15/22(b)		414	540,287
4.88%, 03/15/22		300	380,889
Tesco Corporate Treasury Services plc, 1.38%, 10/24/23	EUR	504	569,281
Tesco plc:
5.00%, 03/24/23	GBP	248	354,674
5.13%, 04/10/47	EUR	1,400	1,853,703
Tullow Oil Jersey Ltd.:
6.63%, 07/12/21(i)	USD	11,400	13,053,000
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32	GBP	4,087	5,118,477
Virgin Media Finance plc:
6.00%, 10/15/24(a)	USD	200	202,560
6.38%, 10/15/24	GBP	718	963,106
5.75%, 01/15/25(a)	USD	1,970	1,941,199
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	536	693,190
Virgin Media Secured Finance plc:
5.50%, 01/15/25		450	597,598
5.00%, 04/15/27		7,050	8,968,054
6.25%, 03/28/29		694	935,282
Vodafone Group plc(b):
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78	EUR	3,250	3,501,224
(USD Swap Semi 5 Year + 3.05%), 6.25%, 10/03/78	USD	13,100	12,505,391
Vue International Bidco plc, 7.88%, 07/15/20	GBP	615	806,492

			140,715,858

United States — 30.6%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22	USD	30	29,512
5.63%, 02/15/23		181	177,833
6.50%, 03/01/24		20	19,700

Security		Par (000)	Value

United States (continued)
ACI Worldwide, Inc., 5.75%, 08/15/26(a)	USD	190	$195,985
Acrisure LLC, 8.13%, 02/15/24(a)		19	19,332
ADT Security Corp. (The):
3.50%, 07/15/22		109	104,912
4.13%, 06/15/23		127	122,238
4.88%, 07/15/32(a)		149	120,690
Advanced Disposal Services, Inc., 5.63%, 11/15/24(a)		63	63,157
Advanced Micro Devices, Inc.:
6.75%, 03/01/19		1,650	1,652,062
7.50%, 08/15/22		29,644	32,163,740
AES Corp.:
4.50%, 03/15/23		49	49,245
4.88%, 05/15/23		50	50,500
5.50%, 04/15/25		54	55,620
6.00%, 05/15/26		70	73,762
5.13%, 09/01/27		129	131,580
AHP Health Partners, Inc., 9.75%, 07/15/26(a)		46	47,725
Albertsons Cos. LLC, 7.50%, 03/15/26(a)		38	38,095
Alcoa Nederland Holding BV, 6.13%, 05/15/28(a)		200	202,500
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(a)		540	548,100
Allison Transmission, Inc., 5.00%, 10/01/24(a)		18	17,707
Ally Financial, Inc.:
4.13%, 02/13/22		2	2,007
4.63%, 05/19/22		30	30,585
8.00%, 11/01/31		717	860,400
AMC Networks, Inc.:
4.75%, 12/15/22		2	2,005
5.00%, 04/01/24		2	1,985
4.75%, 08/01/25		215	207,744
American Airlines Group, Inc.:
4.63%, 03/01/20(a)		8,135	8,135,000
5.18%, 08/15/23(c)		15,211	15,211,000
American Airlines Pass-Through Trust:
Series 2001-01, 6.98%, 05/23/21		5,197	5,301,392
Series 2017-1, Class B, 4.95%, 02/15/25		7,381	7,412,861
4.87%, 04/22/25(c)		8,563	8,563,000
American Airlines, Inc., 5.18%, 10/15/23(c)		14,615	14,615,384
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(a)		96	96,206
AmWINS Group, Inc., 7.75%, 07/01/26(a)		45	44,887
Antero Resources Corp.:
5.63%, 06/01/23		31	30,922
5.00%, 03/01/25		173	166,945
Apergy Corp., 6.38%, 05/01/26		30	29,512
APX Group, Inc.:
8.75%, 12/01/20		115	112,053
7.88%, 12/01/22		159	153,833
Aramark International Finance SARL, 3.13%, 04/01/25	EUR	110	128,896
Aramark Services, Inc.:
5.13%, 01/15/24	USD	256	258,665
5.00%, 04/01/25(a)		13	13,065
4.75%, 06/01/26		127	124,777
5.00%, 02/01/28(a)		42	41,003
Arconic, Inc.:
5.87%, 02/23/22		240	247,800
5.13%, 10/01/24		595	599,192
Asbury Automotive Group, Inc., 6.00%, 12/15/24		142	142,710
Ascend Learning LLC, 6.88%, 08/01/25(a)		90	90,000
Ascent Resources Utica Holdings LLC(a):
10.00%, 04/01/22		132	141,075
7.00%, 11/01/26		58	55,970

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Avantor, Inc.(a):
6.00%, 10/01/24(m)	USD	8,678	$8,873,255
9.00%, 10/01/25		9,377	9,658,310
Avis Budget Finance plc, 4.75%, 01/30/26	EUR	3,726	4,072,864
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)	USD	150	146,437
B&G Foods, Inc., 5.25%, 04/01/25		17	16,668
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	4,620	4,983,037
9.75%, 09/01/26(a)	USD	596	567,690
Bausch Health Cos., Inc.(a):
5.63%, 12/01/21		6	6,007
6.50%, 03/15/22		147	151,961
5.50%, 03/01/23		479	464,630
5.88%, 05/15/23		388	379,755
6.13%, 04/15/25		38	35,910
5.50%, 11/01/25		605	601,219
9.00%, 12/15/25		18,031	19,225,554
BBA US Holdings, Inc., 5.38%, 05/01/26(a)		80	80,000
Belden, Inc., 4.13%, 10/15/26	EUR	615	716,952
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)	USD	103	99,910
Big River Steel LLC, 7.25%, 09/01/25(a)		78	81,900
Blackstone CQP Holdco LP(a):
6.50%, 03/20/21		5,629	5,614,927
6.00%, 08/18/21		914	908,516
Blue Cube Spinco LLC:
9.75%, 10/15/23		27	30,105
10.00%, 10/15/25		277	316,472
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(a)		73	71,540
Boyd Gaming Corp., 6.00%, 08/15/26		39	39,000
Boyne USA, Inc., 7.25%, 05/01/25(a)		45	47,362
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)		76	67,925
Broadcom Corp.:
2.38%, 01/15/20		4,860	4,822,372
2.20%, 01/15/21		9,740	9,501,805
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		141	134,215
BWAY Holding Co., 5.50%, 04/15/24(a)		343	335,070
BWX Technologies, Inc., 5.38%, 07/15/26(a)		58	58,580
Caesars Resort Collection LLC, 5.25%, 10/15/25(a)		135	126,394
California Resources Corp., 8.00%, 12/15/22(a)		356	287,249
Callon Petroleum Co.:
6.13%, 10/01/24		74	74,185
6.38%, 07/01/26		49	49,122
Calpine Corp.:
5.38%, 01/15/23		385	374,412
5.75%, 01/15/25		28	26,390
5.25%, 06/01/26(a)		382	362,900
Capital One Financial Corp., 3.90%, 01/29/24		6,950	6,999,349
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		106	104,675
8.25%, 07/15/25		48	49,440
Catalent Pharma Solutions, Inc.:
4.75%, 12/15/24	EUR	110	130,775
4.88%, 01/15/26(a)	USD	128	124,160
CCO Holdings LLC:
5.13%, 02/15/23		195	196,950
4.00%, 03/01/23(a)		163	158,982
5.38%, 05/01/25(a)		2	2,011
5.75%, 02/15/26(a)		42	42,630
5.13%, 05/01/27(a)		866	836,746
5.00%, 02/01/28(a)		99	94,050
CDK Global, Inc., 4.88%, 06/01/27		247	239,590

Security		Par (000)	Value

United States (continued)
CDW LLC:
5.50%, 12/01/24	USD	12	$12,414
5.00%, 09/01/25		577	572,672
Centene Corp.:
6.13%, 02/15/24		8,151	8,538,172
5.38%, 06/01/26(a)		511	527,608
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		8,943	9,102,186
Series W, 6.75%, 12/01/23		7,792	7,840,700
Series Y, 7.50%, 04/01/24		9,874	10,022,110
5.63%, 04/01/25		429	388,245
Series U, 7.65%, 03/15/42		8	6,632
CFX Escrow Corp.(a):
6.00%, 02/15/24		1,593	1,602,956
6.38%, 02/15/26		1,378	1,378,000
Change Healthcare Holdings LLC, 5.75%, 03/01/25(a)		134	128,305
Chaparral Energy, Inc., 8.75%, 07/15/23(a)		93	71,610
Charles River Laboratories International, Inc., 5.50%, 04/01/26(a)		66	67,320
Charter Communications Operating LLC, 5.05%, 03/30/29		23,710	24,214,986
Chemours Co. (The):
6.63%, 05/15/23		207	213,986
7.00%, 05/15/25		94	98,113
5.38%, 05/15/27		75	72,000
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		290	317,912
5.88%, 03/31/25		12	12,642
5.13%, 06/30/27		220	222,200
Cheniere Energy Partners LP, 5.63%, 10/01/26(a)		49	49,116
Chesapeake Energy Corp.:
6.63%, 08/15/20		213	214,598
4.88%, 04/15/22		11	10,450
7.00%, 10/01/24		133	129,841
8.00%, 01/15/25		84	84,524
8.00%, 06/15/27		402	384,915
Chobani LLC, 7.50%, 04/15/25(a)		49	41,895
Churchill Downs, Inc., 4.75%, 01/15/28(a)		42	40,267
Cincinnati Bell, Inc.(a):
7.00%, 07/15/24		176	151,360
8.00%, 10/15/25		13	11,277
CIT Group, Inc.:
5.00%, 08/01/23		569	581,802
4.75%, 02/16/24		4	4,045
5.25%, 03/07/25		35	36,050
6.13%, 03/09/28		75	79,500
Clear Channel International BV, 8.75%, 12/15/20(a)		124	126,170
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 03/15/20		456	455,430
Series B, 6.50%, 11/15/22		1,090	1,114,525
Clearway Energy Operating LLC:
5.38%, 08/15/24		92	85,330
5.75%, 10/15/25(a)		84	77,595
5.00%, 09/15/26		40	34,800
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(a)		81	77,962
CNX Resources Corp., 5.88%, 04/15/22		756	752,220
Colfax Corp., 3.25%, 05/15/25	EUR	859	947,127
CommScope Technologies LLC, 5.00%, 03/15/27(a)	USD	137	116,779
CommScope, Inc.(a):
5.00%, 06/15/21		5,780	5,743,875
5.50%, 06/15/24		21,425	20,032,375

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Community Health Systems, Inc., 8.63%, 01/15/24(a)	USD	158	$162,740
Comstock Escrow Corp., 9.75%, 08/15/26(a)		61	56,425
CONSOL Energy, Inc., 11.00%, 11/15/25(a)		176	193,600
Constellium NV(a):
6.63%, 03/01/25		367	365,165
5.88%, 02/15/26		391	374,382
Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.00%, 10/29/24		2,096	2,082,237
Core & Main LP, 6.13%, 08/15/25(a)		225	214,312
CoreCivic, Inc., 4.75%, 10/15/27		69	58,736
Covey Park Energy LLC, 7.50%, 05/15/25(a)		121	111,925
CPG Merger Sub LLC, 8.00%, 10/01/21(a)		2	1,950
Crown Americas LLC:
4.50%, 01/15/23		2	2,010
4.75%, 02/01/26		302	295,960
4.25%, 09/30/26		10	9,500
Crown European Holdings SA:
2.25%, 02/01/23(a)	EUR	300	351,079
2.25%, 02/01/23		440	514,915
CrownRock LP, 5.63%, 10/15/25(a)	USD	359	344,640
CSC Holdings LLC:
6.75%, 11/15/21		72	75,622
5.13%, 12/15/21(a)		802	803,243
10.13%, 01/15/23(a)		28,649	30,935,190
5.38%, 07/15/23(a)		235	237,573
5.25%, 06/01/24		603	578,880
7.75%, 07/15/25(a)		200	209,500
10.88%, 10/15/25(a)		475	547,528
5.50%, 05/15/26(a)		530	524,700
6.50%, 02/01/29(a)		8,435	8,545,709
CSI Compressco LP, 7.50%, 04/01/25(a)		96	90,960
CyrusOne LP:
5.00%, 03/15/24		14	14,105
5.38%, 03/15/27		27	27,067
DaVita, Inc., 5.13%, 07/15/24		106	104,707
DCP Midstream Operating LP:
5.38%, 07/15/25		81	82,620
6.45%, 11/03/36(a)		10	10,075
6.75%, 09/15/37(a)		242	246,840
Dell International LLC(a):
5.88%, 06/15/21		24,035	24,427,043
7.13%, 06/15/24		292	308,076
Delta Air Lines Pass-Through Trust, Series 2015-1, Class B, 4.25%, 07/30/23		14,573	14,771,409
Denbury Resources, Inc., 9.25%, 03/31/22(a)		138	135,585
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		34	32,130
5.70%, 10/15/39		5	3,425
4.88%, 11/01/43		54	33,210
Diamondback Energy, Inc.:
4.75%, 11/01/24(a)		18	17,955
4.75%, 11/01/24		77	76,808
5.38%, 05/31/25		97	99,357
DISH DBS Corp.:
6.75%, 06/01/21		198	201,665
5.88%, 07/15/22		454	431,300
7.75%, 07/01/26		56	48,160
DJO Finance LLC, 8.13%, 06/15/21(a)		4,229	4,394,777
DPL, Inc., 7.25%, 10/15/21		11	11,687
Elanco Animal Health, Inc., 4.90%, 08/28/28(a)		59	61,073
Eldorado Resorts, Inc.:
6.00%, 04/01/25		44	44,253
6.00%, 09/15/26(a)		36	35,910

Security		Par (000)	Value

United States (continued)
Embarq Corp., 8.00%, 06/01/36	USD	144	$136,080
Endeavor Energy Resources LP(a):
5.50%, 01/30/26		183	190,777
5.75%, 01/30/28		128	136,000
Endo Finance LLC(a):
5.75%, 01/15/22		47	42,653
5.38%, 01/15/23		193	157,536
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	1,000	1,122,154
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26(a)	USD	10	9,725
Energizer Holdings, Inc., 7.75%, 01/15/27(a)		5,549	5,717,412
Energy Transfer Operating LP:
4.50%, 04/15/24		6,380	6,498,875
5.25%, 04/15/29		4,980	5,155,028
EnLink Midstream Partners LP:
4.40%, 04/01/24		80	76,800
4.15%, 06/01/25		8	7,480
4.85%, 07/15/26		82	76,875
5.05%, 04/01/45		24	19,740
5.45%, 06/01/47		70	60,025
Ensco plc:
5.20%, 03/15/25		83	61,835
7.75%, 02/01/26		109	87,541
5.75%, 10/01/44		45	29,362
Entegris, Inc., 4.63%, 02/10/26(a)		82	79,540
EP Energy LLC:
9.38%, 05/01/20		6	4,770
9.38%, 05/01/24(a)		64	34,080
7.75%, 05/15/26(a)		130	119,762
Equinix, Inc.:
5.38%, 04/01/23		8	8,090
2.88%, 03/15/24	EUR	968	1,120,437
2.88%, 10/01/25		100	113,721
5.88%, 01/15/26	USD	403	416,218
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		81	80,077
Extraction Oil & Gas, Inc.(a):
7.38%, 05/15/24		217	200,725
5.63%, 02/01/26		61	50,020
First Data Corp., 5.00%, 01/15/24(a)		321	328,022
Five Point Operating Co. LP, 7.88%, 11/15/25(a)		55	52,800
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(a)		50	41,625
Fortress Transportation & Infrastructure Investors LLC(a):
6.75%, 03/15/22		22	22,068
6.50%, 10/01/25		26	24,960
Freeport-McMoRan, Inc.:
3.10%, 03/15/20		7,000	6,921,250
4.00%, 11/14/21		11,665	11,519,187
3.55%, 03/01/22		8,980	8,688,150
3.88%, 03/15/23		385	368,156
4.55%, 11/14/24		41	39,309
5.40%, 11/14/34		22	19,525
5.45%, 03/15/43		534	459,240
frontdoor, Inc., 6.75%, 08/15/26(a)		87	86,347
Frontier Communications Corp.:
10.50%, 09/15/22		61	43,691
11.00%, 09/15/25		410	264,194
8.50%, 04/01/26(a)		135	122,479
FS Energy & Power Fund, 7.50%, 08/15/23(a)		26	25,837
Gartner, Inc., 5.13%, 04/01/25(a)		88	87,560
Gates Global LLC, 6.00%, 07/15/22(a)		574	577,042
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)		84	83,475

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
General Motors Financial Co., Inc.:
5.10%, 01/17/24	USD	8,200	$8,329,860
5.65%, 01/17/29		3,780	3,827,159
Genesis Energy LP:
6.50%, 10/01/25		46	43,470
6.25%, 05/15/26		69	63,264
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(a)		296	317,460
GEO Group, Inc. (The), 5.88%, 10/15/24		231	209,055
GLP Capital LP:
5.38%, 11/01/23		75	77,343
5.25%, 06/01/25		31	31,683
5.38%, 04/15/26		41	41,874
Golden Nugget, Inc., 6.75%, 10/15/24(a)		242	242,000
Graham Holdings Co., 5.75%, 06/01/26(a)		80	82,800
Gray Television, Inc.(a):
5.13%, 10/15/24		3,882	3,772,819
7.00%, 05/15/27		2,978	3,083,421
Great Western Petroleum LLC, 9.00%, 09/30/21(a)		148	132,090
Greif, Inc., 6.50%, 03/01/27(a)		28	28,175
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)		76	75,430
Grinding Media, Inc., 7.38%, 12/15/23(a)		215	217,150
Group 1 Automotive, Inc.:
5.00%, 06/01/22		12	11,895
5.25%, 12/15/23(a)		19	18,240
Gulfport Energy Corp., 6.00%, 10/15/24		66	62,040
Halcon Resources Corp., 6.75%, 02/15/25		139	107,030
Harland Clarke Holdings Corp., 8.38%, 08/15/22(a)		58	54,375
HCA, Inc.:
6.50%, 02/15/20		13,620	13,994,550
4.75%, 05/01/23		103	105,833
5.88%, 05/01/23		2	2,115
5.00%, 03/15/24		18	18,729
5.38%, 02/01/25		50	51,609
5.38%, 09/01/26		170	173,985
5.63%, 09/01/28		299	309,184
5.88%, 02/01/29		337	353,007
5.50%, 06/15/47		151	157,312
HD Supply, Inc., 5.38%, 10/15/26(a)		673	676,365
Herc Rentals, Inc., 7.50%, 06/01/22(a)		192	200,880
Hertz Corp. (The), 7.63%, 06/01/22(a)		150	149,295
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	1,142	1,290,167
Hess Corp., 7.13%, 03/15/33	USD	7,868	8,677,160
Hess Infrastructure Partners LP, 5.63%, 02/15/26(a)		75	74,250
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		30	29,394
5.13%, 05/01/26(a)		265	266,988
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		44	43,340
4.88%, 04/01/27		4	3,954
Hologic, Inc.(a):
4.38%, 10/15/25		16	15,714
4.63%, 02/01/28		28	27,020
Horizon Pharma USA, Inc., 6.63%, 05/01/23		7,000	6,965,000
Howard Hughes Corp. (The), 5.38%, 03/15/25(a)		88	87,529
HUB International Ltd., 7.00%, 05/01/26(a)		181	175,570
Hughes Satellite Systems Corp., 5.25%, 08/01/26		61	58,407
Huntsman International LLC, 5.13%, 11/15/22		159	164,565

Security		Par (000)	Value

United States (continued)
Icahn Enterprises LP:
6.00%, 08/01/20	USD	25	$25,219
6.25%, 02/01/22		293	300,966
6.75%, 02/01/24		83	85,490
6.38%, 12/15/25		67	68,424
Immucor, Inc., 11.13%, 02/15/22(a)		32	32,640
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		18	15,750
Infor US, Inc., 6.50%, 05/15/22		1,173	1,193,527
Informatica LLC, 7.13%, 07/15/23(a)(m)		37,615	37,709,037
International Game Technology plc, 4.75%, 02/15/23	EUR	504	616,470
IQVIA, Inc.:
4.88%, 05/15/23(a)	USD	67	68,005
3.25%, 03/15/25	EUR	773	895,421
IRB Holding Corp., 6.75%, 02/15/26(a)	USD	19	17,765
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	358	446,239
Iron Mountain, Inc.:
4.38%, 06/01/21(a)	USD	200	199,500
3.00%, 01/15/25	EUR	1,000	1,130,748
iStar, Inc.:
4.63%, 09/15/20	USD	15	14,888
5.25%, 09/15/22		40	39,380
Itron, Inc., 5.00%, 01/15/26(a)		10	9,535
Jagged Peak Energy LLC, 5.88%, 05/01/26(a)		4	3,860
Jaguar Holding Co. II, 6.38%, 08/01/23(a)		556	553,220
JBS USA LUX SA(a):
5.88%, 07/15/24		247	249,470
5.75%, 06/15/25		318	317,205
6.75%, 02/15/28		109	110,090
JELD-WEN, Inc., 4.63%, 12/15/25(a)		41	37,208
JPMorgan Chase & Co.(b):
Series U, (LIBOR USD 3 Month + 0.95%), 3.51%, 02/02/37		9,835	8,232,977
Series W, (LIBOR USD 3 Month + 1.00%), 3.62%, 05/15/47		14,770	11,587,803
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(a)		78	65,910
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		97	93,467
KFC Holding Co.(a):
5.25%, 06/01/26		52	52,650
4.75%, 06/01/27		215	208,281
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(a)		121	124,630
L Brands, Inc.:
6.88%, 11/01/35		181	155,207
6.75%, 07/01/36		5	4,225
Ladder Capital Finance Holdings LLLP(a):
5.25%, 03/15/22		6	6,030
5.25%, 10/01/25		131	121,503
Lamar Media Corp., 5.75%, 02/01/26(a)		40	41,424
Laureate Education, Inc., 8.25%, 05/01/25(a)		20	21,700
Lennar Corp.:
4.75%, 11/15/22		94	94,352
5.25%, 06/01/26		105	102,375
4.75%, 11/29/27		203	192,343
Level 3 Financing, Inc.:
5.38%, 08/15/22		75	75,585
5.13%, 05/01/23		335	332,069
5.38%, 01/15/24		560	557,200
5.25%, 03/15/26		15	14,554
Level 3 Parent LLC, 5.75%, 12/01/22		28	28,000
Lions Gate Capital Holdings LLC, 6.38%, 02/01/24(a)		5,371	5,424,710

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Live Nation Entertainment, Inc., 4.88%, 11/01/24(a)	USD	13	$12,805
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(a)		16	15,840
Mallinckrodt International Finance SA(a):
4.88%, 04/15/20		110	108,763
5.75%, 08/01/22		87	78,952
Marsh & McLennan Cos., Inc., 4.90%, 03/15/49		55	58,021
Masonite International Corp.(a):
5.63%, 03/15/23		158	159,627
5.75%, 09/15/26		49	47,653
Matador Resources Co., 5.88%, 09/15/26		113	112,576
Mattel, Inc.:
4.35%, 10/01/20		12,960	12,733,200
6.75%, 12/31/25(a)		106	100,170
6.20%, 10/01/40		25	19,438
5.45%, 11/01/41		15	11,175
Matthews International Corp., 5.25%, 12/01/25(a)		27	25,448
McDermott Technology Americas, Inc., 10.63%, 05/01/24(a)		71	63,545
MDC Holdings, Inc., 6.00%, 01/15/43		40	33,100
MDC Partners, Inc., 6.50%, 05/01/24(a)		232	211,190
MEDNAX, Inc.(a):
5.25%, 12/01/23		57	57,143
6.25%, 01/15/27		56	56,420
Meredith Corp., 6.88%, 02/01/26(a)		102	105,060
Meritage Homes Corp., 5.13%, 06/06/27		100	89,718
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		407	418,193
4.50%, 09/01/26		386	365,735
4.50%, 01/15/28		13	12,025
MGM Resorts International:
6.63%, 12/15/21		698	737,228
7.75%, 03/15/22		138	149,902
Microchip Technology, Inc., 3.92%, 06/01/21(a)		20,000	19,792,516
Midcontinent Communications, 6.88%, 08/15/23(a)		39	40,170
Mobile Mini, Inc., 5.88%, 07/01/24		172	172,860
Molina Healthcare, Inc., 5.38%, 11/15/22		30	30,600
Morgan Stanley, (LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/30(b)		7,735	8,036,393
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		5,091	5,055,363
MPLX LP:
4.80%, 02/15/29		5,000	5,110,576
5.50%, 02/15/49		10,000	10,282,911
MPT Operating Partnership LP:
6.38%, 03/01/24		11	11,495
5.50%, 05/01/24		20	20,400
3.33%, 03/24/25	EUR	473	550,719
5.00%, 10/15/27	USD	231	224,878
MSCI, Inc., 5.25%, 11/15/24(a)		34	34,595
Mueller Water Products, Inc., 5.50%, 06/15/26(a)		76	76,380
Nabors Industries, Inc.:
4.63%, 09/15/21		23	21,764
5.75%, 02/01/25		58	50,460
Nationstar Mortgage Holdings, Inc.(a):
8.13%, 07/15/23		84	85,025
9.13%, 07/15/26		96	97,190
Navient Corp.:
5.00%, 10/26/20		2	2,007
6.63%, 07/26/21		14	14,385
6.50%, 06/15/22		27	27,582
5.50%, 01/25/23		383	369,595

Security		Par (000)	Value

United States (continued)
6.75%, 06/25/25	USD	20	$19,225
6.75%, 06/15/26		37	34,872
Navistar International Corp., 6.63%, 11/01/25(a)		159	159,000
NCR Corp.:
5.00%, 07/15/22		7,258	7,133,162
6.38%, 12/15/23		18,000	18,045,000
Netflix, Inc.:
5.50%, 02/15/22		6	6,228
4.38%, 11/15/26		105	99,422
4.88%, 04/15/28		2	1,903
5.88%, 11/15/28(a)		234	237,217
4.63%, 05/15/29	EUR	315	363,253
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(a)	USD	25	23,875
Newmark Group, Inc., 6.13%, 11/15/23(a)		34	33,927
NextEra Energy Operating Partners LP(a):
4.25%, 09/15/24		43	40,970
4.50%, 09/15/27		45	40,922
NGL Energy Partners LP, 5.13%, 07/15/19		2	2,000
NGPL PipeCo LLC(a):
4.88%, 08/15/27		107	105,930
7.77%, 12/15/37		162	193,127
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(a)		29	28,783
Nielsen Finance LLC, 5.00%, 04/15/22(a)		166	165,751
Noble Holding International Ltd.:
7.75%, 01/15/24		34	28,560
7.88%, 02/01/26(a)		263	243,275
5.25%, 03/15/42		56	33,600
Northern Oil and Gas, Inc., 8.50% (8.50% Cash or 1.00% PIK), 05/15/23(g)		94	96,131
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(a)		8,970	8,342,100
Novelis Corp., 6.25%, 08/15/24(a)		526	529,288
NRG Energy, Inc.:
6.25%, 05/01/24		2	2,070
6.63%, 01/15/27		569	598,998
Nuance Communications, Inc.:
6.00%, 07/01/24		180	181,800
5.63%, 12/15/26		137	134,260
NVA Holdings, Inc., 6.88%, 04/01/26(a)		49	46,780
Oasis Petroleum, Inc.:
6.88%, 03/15/22		8	7,980
6.88%, 01/15/23		24	23,790
6.25%, 05/01/26(a)		93	88,234
Oceaneering International, Inc., 4.65%, 11/15/24		16	13,600
OI European Group BV, 4.00%, 03/15/23(a)		100	96,750
Olin Corp., 5.13%, 09/15/27		120	117,000
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(a)		13,036	12,579,740
Outfront Media Capital LLC, 5.88%, 03/15/25		20	20,200
Pacific Drilling SA, 8.38%, 10/01/23(a)		295	292,788
Pacific Gas & Electric Co.:
4.25%, 05/15/21		3,000	2,520,000
3.25%, 09/15/21		3,000	2,505,000
3.85%, 11/15/23		6,000	4,980,000
3.40%, 08/15/24		2,000	1,655,000
Parsley Energy LLC(a):
6.25%, 06/01/24		14	14,348
5.38%, 01/15/25		195	193,537
5.25%, 08/15/25		2	1,980
5.63%, 10/15/27		70	69,388
Pattern Energy Group, Inc., 5.88%, 02/01/24(a)		119	116,323

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
PBF Holding Co. LLC, 7.25%, 06/15/25	USD	62	$61,690
PDC Energy, Inc.:
6.13%, 09/15/24		8	7,807
5.75%, 05/15/26		76	71,250
Penske Automotive Group, Inc., 5.50%, 05/15/26		207	202,343
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(a)		32	32,480
Platform Specialty Products Corp.(a):
6.50%, 02/01/22		779	789,711
5.88%, 12/01/25		386	385,035
Polaris Intermediate Corp., 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(a)(g)		284	274,770
Post Holdings, Inc.(a):
5.50%, 03/01/25		133	131,670
5.00%, 08/15/26		2	1,891
5.75%, 03/01/27		111	108,759
5.63%, 01/15/28		130	124,636
PQ Corp.(a):
6.75%, 11/15/22		285	297,968
5.75%, 12/15/25		220	210,100
Prime Security Services Borrower LLC, 9.25%, 05/15/23(a)		22,148	23,421,510
PSPC Escrow Corp., 6.00%, 02/01/23		846	998,543
PTC, Inc., 6.00%, 05/15/24		77	79,791
PulteGroup, Inc., 6.38%, 05/15/33		145	134,488
PVH Corp., 3.13%, 12/15/27	EUR	940	1,044,646
QEP Resources, Inc.:
6.88%, 03/01/21	USD	19	19,669
5.38%, 10/01/22		150	147,532
5.25%, 05/01/23		78	75,470
5.63%, 03/01/26		162	155,520
Qorvo, Inc., 5.50%, 07/15/26(a)		6,990	6,937,575
Qualitytech LP, 4.75%, 11/15/25(a)		195	182,325
Qwest Corp., 6.75%, 12/01/21		2	2,138
Radiate Holdco LLC, 6.88%, 02/15/23(a)		23	22,109
Range Resources Corp.:
5.88%, 07/01/22		2	2,005
5.00%, 03/15/23		35	33,460
4.88%, 05/15/25		79	71,298
RBS Global, Inc., 4.88%, 12/15/25(a)		153	147,645
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	188	209,943
6.25%, 05/15/26(a)	USD	908	892,110
6.88%, 11/15/26	EUR	7,395	7,715,224
8.25%, 11/15/26(a)	USD	186	174,376
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)		227	239,485
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		150	150,782
(LIBOR USD 3 Month + 3.50%), 6.29%, 07/15/21(a)(b)		220	220,550
5.13%, 07/15/23(a)		54	54,100
7.00%, 07/15/24(a)		256	261,760
Rite Aid Corp., 6.13%, 04/01/23(a)		38	32,063
Rowan Cos., Inc., 4.88%, 06/01/22		78	69,073
RP Crown Parent LLC, 7.38%, 10/15/24(a)		169	171,958
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		219	221,738
5.25%, 11/15/23		20	20,300
Sanchez Energy Corp.:
7.75%, 06/15/21		286	52,910
7.25%, 02/15/23(a)		44	37,070
SBA Communications Corp.:
4.88%, 07/15/22		8	8,103

Security		Par (000)	Value

United States (continued)
4.00%, 10/01/22	USD	248	$244,900
4.88%, 09/01/24		325	325,406
Scientific Games International, Inc.:
10.00%, 12/01/22		200	210,250
5.00%, 10/15/25(a)		341	323,200
Sealed Air Corp., 5.25%, 04/01/23(a)		178	181,115
Sensata Technologies BV, 5.00%, 10/01/25(a)		207	208,035
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(a)		176	172,040
SESI LLC, 7.75%, 09/15/24		86	67,295
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	300	352,699
Simmons Foods, Inc., 7.75%, 01/15/24(a)	USD	101	104,030
Sirius XM Radio, Inc.(a):
5.38%, 04/15/25		2	2,025
5.38%, 07/15/26		2	1,982
5.00%, 08/01/27		174	168,128
Six Flags Entertainment Corp.(a):
4.88%, 07/31/24		319	315,810
5.50%, 04/15/27		18	17,865
SM Energy Co.:
6.13%, 11/15/22		106	106,265
5.00%, 01/15/24		154	145,529
5.63%, 06/01/25		23	21,965
6.75%, 09/15/26		6	5,911
6.63%, 01/15/27		41	39,974
Solera LLC, 10.50%, 03/01/24(a)		761	825,670
Sophia LP, 9.00%, 09/30/23(a)		93	95,325
Sotera Health Holdings LLC, 6.50%, 05/15/23(a)		88	88,660
Sotera Health Topco, Inc., 8.12% (8.12% Cash or 8.88% PIK), 11/01/21(a)(g)		7,650	7,630,875
Southwestern Energy Co.:
6.20%, 01/23/25		49	47,530
7.50%, 04/01/26		55	56,513
7.75%, 10/01/27		138	142,140
Spectrum Brands, Inc., 5.75%, 07/15/25		135	133,016
Springleaf Finance Corp.:
5.63%, 03/15/23		11	10,835
6.88%, 03/15/25		88	84,150
7.13%, 03/15/26		75	71,438
Sprint Communications, Inc., 7.00%, 03/01/20(a)		370	380,638
Sprint Corp.:
7.88%, 09/15/23		15,300	16,256,250
7.13%, 06/15/24		14,435	14,768,809
7.63%, 02/15/25		316	330,315
7.63%, 03/01/26		648	673,110
SPX FLOW, Inc., 5.63%, 08/15/24(a)		86	84,280
Standard Industries, Inc.(a):
5.50%, 02/15/23		43	43,753
5.38%, 11/15/24		175	173,687
6.00%, 10/15/25		2	2,010
4.75%, 01/15/28		14	12,674
Staples, Inc., 8.50%, 09/15/25(a)		29,417	28,240,320
Starwood Property Trust, Inc., 5.00%, 12/15/21		102	103,020
State Street Corp., (LIBOR USD 3 Month + 1.00%), 3.79%, 06/15/47(b)(n)		20,000	15,350,000
Station Casinos LLC, 5.00%, 10/01/25(a)		17	16,235
Steel Dynamics, Inc.:
4.13%, 09/15/25		141	133,950
5.00%, 12/15/26		2	1,990
Stevens Holding Co., Inc., 6.13%, 10/01/26(a)		40	40,415
SunCoke Energy Partners LP, 7.50%, 06/15/25(a)		31	30,070
Sunoco LP:
4.88%, 01/15/23		96	94,560
5.50%, 02/15/26		32	31,599
5.88%, 03/15/28		47	45,884

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Surgery Center Holdings, Inc.(a):
8.88%, 04/15/21	USD	57	$58,140
6.75%, 07/01/25		91	84,175
Symantec Corp., 5.00%, 04/15/25(a)		40	39,811
Tallgrass Energy Partners LP(a):
4.75%, 10/01/23		8	7,980
5.50%, 09/15/24		103	103,257
5.50%, 01/15/28		330	321,635
Targa Resources Partners LP:
5.25%, 05/01/23		2	2,003
5.13%, 02/01/25		10	9,825
5.88%, 04/15/26(a)		97	97,849
5.38%, 02/01/27		6	5,790
6.50%, 07/15/27(a)		102	105,186
5.00%, 01/15/28		178	167,209
6.88%, 01/15/29(a)		256	266,388
Team Health Holdings, Inc., 6.38%, 02/01/25(a)		198	161,370
Teleflex, Inc.:
4.88%, 06/01/26		13	13,061
4.63%, 11/15/27		56	54,600
Tempo Acquisition LLC, 6.75%, 06/01/25(a)		183	180,713
Tempur Sealy International, Inc., 5.63%, 10/15/23		77	76,423
Tenet Healthcare Corp.:
6.00%, 10/01/20		245	253,036
8.13%, 04/01/22		280	292,950
4.63%, 07/15/24		131	128,312
5.13%, 05/01/25		22	21,496
6.25%, 02/01/27(a)		263	264,643
Terex Corp., 5.63%, 02/01/25(a)		286	276,705
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		80	78,200
6.63%, 06/15/25(o)		85	89,250
5.00%, 01/31/28		81	75,229
Tesla, Inc., 5.30%, 08/15/25(a)		177	157,088
TIBCO Software, Inc., 11.38%, 12/01/21(a)		295	310,487
T-Mobile USA, Inc.:
6.38%, 03/01/25		601	623,537
5.13%, 04/15/25		44	44,440
6.50%, 01/15/26		57	60,278
4.50%, 02/01/26		60	58,500
4.75%, 02/01/28		114	109,298
TransDigm UK Holdings plc, 6.88%, 05/15/26(a)		361	350,170
TransDigm, Inc.:
6.50%, 07/15/24		12,024	11,858,670
6.25%, 03/15/26(a)		23,381	23,731,715
Transocean Guardian Ltd., 5.88%, 01/15/24(a)		21	20,894
Transocean Pontus Ltd., 6.13%, 08/01/25(a)		73	73,080
Transocean Poseidon Ltd., 6.88%, 02/01/27(a)		107	108,659
Transocean, Inc.:
8.37%, 12/15/21		7	7,315
9.00%, 07/15/23(a)		149	155,471
7.25%, 11/01/25(a)		25	23,625
Travelport Corporate Finance plc, 6.00%, 03/15/26(a)		56	57,925
TreeHouse Foods, Inc., 6.00%, 02/15/24(a)		10,700	10,993,180
TRI Pointe Group, Inc., 5.25%, 06/01/27		94	81,310
Tribune Media Co., 5.88%, 07/15/22		3,963	4,032,353
Tutor Perini Corp., 6.88%, 05/01/25(a)		44	43,517
Uber Technologies, Inc., 7.50%, 11/01/23(a)		44	44,715
UGI International LLC, 3.25%, 11/01/25	EUR	100	117,454
United Airlines Pass-Through Trust:
Series 2014-2, Class B, 4.63%, 09/03/22	USD	6,424	6,417,210
Series 2013-1, Class A, 4.30%, 08/15/25		4,627	4,714,449
Series 2018-1, Class B, 4.60%, 03/01/26		5,950	5,950,293

Security		Par (000)	Value

United States (continued)
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	135	$136,559
5.50%, 07/15/25		84	85,050
4.63%, 10/15/25		89	85,396
5.88%, 09/15/26		314	318,710
6.50%, 12/15/26		2	2,075
5.50%, 05/15/27		25	24,632
United States Steel Corp.:
6.88%, 08/15/25		89	84,327
6.25%, 03/15/26		94	85,188
Univision Communications, Inc.(a):
5.13%, 05/15/23		12	11,220
5.13%, 02/15/25		132	120,285
US Airways Pass-Through Trust:
Series 2012-1, Class B, 8.00%, 10/01/19		656	676,764
Series 2012-2, Class B, 6.75%, 06/03/21		2,168	2,259,066
Series 2013-1, Class B, 5.38%, 11/15/21		5,379	5,486,138
USA Compression Partners LP, 6.88%, 04/01/26		165	165,000
USG Corp., 4.88%, 06/01/27(a)		155	157,573
USIS Merger Sub, Inc., 6.88%, 05/01/25(a)		24	23,040
Valeant Pharmaceuticals International, Inc.(a):
9.25%, 04/01/26		14,814	15,925,050
8.50%, 01/31/27		11,541	12,060,345
Vantage Drilling International, 9.25%, 11/15/23(a)		40	40,600
Vantiv LLC(a):
3.88%, 11/15/25	GBP	338	428,399
4.38%, 11/15/25	USD	200	191,996
Veritas US, Inc., 7.50%, 02/01/23(a)		239	210,320
Verscend Escrow Corp., 9.75%, 08/15/26(a)		251	252,707
Versum Materials, Inc., 5.50%, 09/30/24(a)		54	54,810
Vertiv Group Corp., 9.25%, 10/15/24(a)		221	205,530
VICI Properties 1 LLC, 8.00%, 10/15/23		208	224,142
Viking Cruises Ltd.(a):
6.25%, 05/15/25		91	91,000
5.88%, 09/15/27		339	331,373
Vistra Energy Corp.:
7.38%, 11/01/22		364	378,560
5.88%, 06/01/23		34	34,765
7.63%, 11/01/24		113	120,062
Vistra Operations Co. LLC, 5.63%, 02/15/27(a)		133	133,665
Vizient, Inc., 10.38%, 03/01/24(a)		140	151,725
Wabash National Corp., 5.50%, 10/01/25(a)		96	87,360
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		41	39,770
Weatherford International Ltd., 5.13%, 09/15/20		75	57,750
Weekley Homes LLC, 6.63%, 08/15/25		10	9,200
WellCare Health Plans, Inc.:
5.25%, 04/01/25		111	112,665
5.38%, 08/15/26(a)		159	161,783
Wells Fargo & Co.:
3.75%, 01/24/24		8,380	8,526,225
4.15%, 01/24/29		3,970	4,077,047
Western Digital Corp., 4.75%, 02/15/26		277	257,610
WEX, Inc., 4.75%, 02/01/23(a)		133	131,338
Whiting Petroleum Corp., 6.63%, 01/15/26		81	79,380
WildHorse Resource Development Corp., 6.88%, 02/01/25		56	56,689
Williams Scotsman International, Inc.(a):
7.88%, 12/15/22		48	48,480
6.88%, 08/15/23		62	60,701
WMG Acquisition Corp.:
4.13%, 11/01/24	EUR	1,067	1,269,496
5.50%, 04/15/26(a)	USD	35	34,562

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
WPX Energy, Inc.:
6.00%, 01/15/22	USD	2	$2,030
8.25%, 08/01/23		80	89,000
WR Grace & Co., 5.13%, 10/01/21(a)		376	386,340
Wyndham Destinations, Inc.:
5.40%, 04/01/24		5	4,838
5.75%, 04/01/27		18	17,190
Xerox Corp.:
5.63%, 12/15/19		5,840	5,920,592
2.80%, 05/15/20		7,790	7,614,725
4.50%, 05/15/21		2,920	2,923,650
3.62%, 03/15/23		23,150	22,050,375
4.80%, 03/01/35		17	13,090
Yum! Brands, Inc., 5.35%, 11/01/43		2	1,675
Zayo Group LLC:
6.00%, 04/01/23		2	2,010
6.38%, 05/15/25		173	168,891
5.75%, 01/15/27(a)		602	581,647

			981,965,456

Vietnam — 0.0%
Vinpearl JSC, 3.50%, 06/14/23(i)		600	611,636

Zambia — 1.1%
First Quantum Minerals Ltd.(a):
7.00%, 02/15/21		10,370	10,265,522
7.25%, 05/15/22		16,550	16,069,808
7.25%, 04/01/23		8,350	7,995,209

			34,330,539

Total Corporate Bonds — 59.7% (Cost: $1,980,702,939)			1,917,167,051

Floating Rate Loan Interests — 14.8%(k)

Austria — 0.0%
AI Alpine US BidCo, Inc., 1st Lien Term Loan, 10/31/25(c)(p)		154	147,840

Canada — 0.0%
Mastronardi Produce Ltd., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.76%, 05/01/25		184	182,694

Cayman Islands — 0.3%
Avaya, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.76%, 12/15/24		562	551,840
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 04/03/25		446	437,731
Greeneden US Holdings I LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.66% - 5.75%, 12/01/23		494	481,996
Harbor Freight Tools USA, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 08/18/23		453	436,945
Hostess Brands LLC, Term Loan, 08/03/22(p)		2,459	2,371,066
HUB International Ltd., Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.38% - 5.51%, 04/25/25		499	480,914
Jaguar Holding Co. I, Term Loan, 08/18/22(p)		662	648,022
Meredith Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 01/31/25		338	335,243
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00% - 7.02%, 10/20/22		604	581,085
Pike Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 03/12/25		223	222,125
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.58% - 5.63%, 11/03/23		235	217,621

Security		Par (000)	Value

Cayman Islands (continued)
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/05/23	USD	198	$194,911
Transdigm, Inc., Term Loan F, (LIBOR USD 1 Month + 2.50%), 5.00%, 06/09/23		1,004	982,006
West Corp., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.50%, 10/10/24		479	438,807
Western Digital Corp., 1st Lien Term Loan B, 04/29/23(p)		675	658,248
Worldpay LLC, Term Loan, 08/09/24(p)		124	123,158

			9,161,718

Denmark — 0.2%
Evergood 4 ApS, Term Loan B, (EURIBOR 3 Month + 3.00%), 3.00%, 02/06/25	EUR	2,410	2,717,290
TDC A/S, Term Loan, 06/04/25(p)		4,102	4,683,551

			7,400,841

France — 0.5%
Altice France SA, Term Loan, 07/31/25(p)		3,957	4,379,179
Altice France SA, Term Loan B, 01/31/26(p)		1,995	2,207,792
Altran Technologies SA, Term Loan, (LIBOR USD 3 Month + 2.25%), 5.04%, 03/20/25	USD	208	204,582
HomeVi SAS, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 10/31/24	EUR	2,500	2,843,100
Oberthur Technologies SA, Facility B Term Loan, (EURIBOR 3 Month + 3.75%), 3.75%, 01/10/24		2,000	2,228,261
Verallia SA, Term Loan, (EURIBOR 1 Month + 2.75%), 2.75%, 08/01/25		2,500	2,841,326

			14,704,240

Germany — 0.5%
HENSOLDT Holding GmbH, Term Loan B3, (EURIBOR 3 Month + 3.25%), 3.25%, 02/28/24		5,000	5,604,247
LSF10 XL Bidco SCA, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 04/11/24		1,000	1,123,951
Rain Carbon GmbH, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 12/11/24		3,000	3,375,151
Tele Columbus AG, Term Loan, 10/15/24(p)		3,000	3,220,630
TigerLuxOne SARL, Term Loan, (EURIBOR 3 Month + 4.50%), 5.50%, 02/22/24		2,456	2,818,452

			16,142,431

Luxembourg — 0.8%
GOL Luxco SA, Term Loan, (LIBOR USD 6 Month + 6.50%), 6.50%, 08/31/20(c)	USD	19,925	19,974,813
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 11/27/23	EUR	245	242,594
ION Trading Technologies SARL, Term Loan, (EURIBOR 3 Month + 3.25%), 4.25%, 11/21/24		2,951	3,197,259
IVG Holdco Loan Ltd., Term Loan, (EURIBOR 3 Month + 2.00%), 2.00%, 10/31/19(c)		74	3,941
LSF10 XL Bidco SCA, Term Loan B, (EURIBOR 3 Month + 4.00%), 4.00%, 04/11/24		2,666	2,996,557
Mallinckrodt International Finance SA, 1st Lien Term Loan B, 09/24/24(p)	USD	251	233,294

			26,648,458

Netherlands — 0.5%
Action Holding BV, Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 03/07/25	EUR	4,000	4,482,070
AMG Advanced Metallurgical Group, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 01/30/25	USD	243	235,422

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
Bach Finance Ltd., Term Loan, 08/30/24(p)	USD	2,000	$2,251,222
Keter Group BV, Term Loan:
(EURIBOR 3 Month + 4.25%), 5.25% - 5.25%, 10/31/23	EUR	3,000	2,437,998
Keter Group, Term Loan, (EURIBOR 3 Month + 0.00%), 5.25%, 10/31/23		2,000	1,625,332
Sapphire Bidco BV, Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 05/05/25		2,500	2,768,959
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.30%, 07/10/25	USD	653	646,051
TMF Group Holding BV, 2nd Lien Term Loan, (EURIBOR 3 Month + 6.88%), 6.88%, 05/04/26	EUR	1,500	1,639,639

			16,086,693

Norway — 0.1%
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.50%), 3.50%, 02/24/25		2,000	2,262,485

Poland — 0.3%
Pfleiderer Group SA, Term Loan, (EURIBOR 1 Month + 5.00%), 5.00%, 08/01/24		7,500	8,552,307

Spain — 0.6%(p)
Promotora de Informaciones SA, 1st Lien Term Loan 2, 11/30/22		15,263	16,217,455
Promotora de Informaciones SA, Term Loan, 12/31/22		1,781	1,863,405

			18,080,860

Sweden — 0.4%
Diaverum AB, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.25%), 3.25%, 07/04/24		4,500	5,063,807
Unilabs Diagnostics AB, Term Loan B, (EURIBOR 6 Month + 2.75%), 2.75%, 04/19/24		1,700	1,896,299
Verisure Holding AB, 1st Lien Term Loan B, 10/21/22(p)		4,000	4,554,867
Verisure Holding AB, Term Loan B1, (EURIBOR 3 Month + 3.00%), 3.00%, 10/21/22		2,700	3,038,284

			14,553,257

Switzerland — 0.2%
Swissport Financing SARL, Term Loan, (EURIBOR 1 Month + 4.38%), 4.38%, 02/09/22		4,916	5,619,184
Swissport Investments AG, Term Loan, (EURIBOR 1 Month + 4.75%), 4.75%, 02/08/22		1,788	2,045,407

			7,664,591

United Kingdom — 1.0%
CD&R Firefly Bidco Ltd., Term Loan, 06/23/25(p)	GBP	3,500	4,451,459
EG Group Ltd., Term Loan B1, (EURIBOR 3 Month + 4.00%), 4.00%, 02/07/25	EUR	5,965	6,642,208
EURO Garages Ltd., Term Loan B1, 02/07/25(p)	USD	123	118,729
Theramex SpA, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 01/31/25	EUR	2,500	2,818,577
Virgin Media SFA Finance Ltd., 1st Lien Term Loan, 01/15/27(p)	GBP	3,500	4,532,575
Vue Technology, Inc., Term Loan, 12/20/25(c)(p)	EUR	12,000	13,323,143

			31,886,691

United States — 9.4%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.75%, 02/16/24	USD	933	916,576
ABC Supply Co., Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 10/31/23		676	659,010
Acadia Healthcare Co., Inc., Term Loan B2, (LIBOR USD 1 Month + 2.50%), 5.00%, 02/16/23		294	288,789

Security		Par (000)	Value

United States (continued)
Access CIG LLC, Term Loan:
(LIBOR USD 3 Month + 3.75%), 6.46%, 02/27/25	USD	185	$182,461
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 08/18/24		453	441,125
Achilles Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.50%, 10/03/25		218	215,548
AES Corp. (The), Term Loan, (LIBOR USD 3 Month + 1.75%), 4.46%, 05/31/22		445	442,693
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 06/30/25		247	244,806
AI Aqua Merger Sub, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 12/13/23		225	213,550
Albany Molecular Research, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 08/30/24		172	167,154
Albertson’s LLC, Term Loan B7, (LIBOR USD 1 Month + 3.00%), 5.50%, 10/29/25		551	538,441
Allegiant Travel Co., Term Loan, 02/05/24(c)(p)		22,583	22,300,713
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.26%, 05/09/25		404	388,082
Allied Universal Holdco LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 07/28/22		154	146,813
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.80%, 01/31/24		681	660,062
Alphabet Holding Co., Inc., Term Loan, (LIBOR USD 1 Month + 7.75%), 10.25%, 09/26/25		395	316,870
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 01/31/26		316	292,562
Applied Systems, Inc., Term Loan:
09/19/24(p)		375	365,242
(LIBOR USD 1 Month + 7.00%), 9.50% , 09/19/25		154	153,435
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 4.53%, 10/19/24		213	209,061
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 07/12/24		365	357,954
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.25%), 8.05%, 08/12/22(c)		357	353,688
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 10/22/24		459	443,158
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.50%, 11/03/23		335	329,844
Asurion LLC, Term Loan, 11/03/24(p)		549	539,568
Asurion LLC, Term Loan B4, (LIBOR USD 1 Month + 3.00%), 5.50%, 08/04/22		189	185,641
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 6.27%, 11/30/25(c)		259	259,648
Avantor, Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 6.57%, 11/21/24		564	561,255
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 07/31/25		229	225,989
Bausch Health Co., Inc., Term Loan, 06/02/25(p)		987	975,786
BCP Raptor II LLC, Term Loan, (LIBOR USD 3 Month + 4.75%), 7.37%, 10/22/25		565	536,750
BCP Raptor LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 4.25%), 6.87%, 06/24/24		247	235,026
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.77%, 01/02/25		329	318,837
Boxer Parent Co., Inc., Term Loan B, 10/02/25(p)		338	329,672
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.66%, 09/15/23		440	433,325

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.90% - 7.01%, 06/21/24	USD	449	$429,652
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.25%, 11/07/23		557	546,630
BWAY Holding Co., Term Loan, 04/03/24(p)		455	438,620
Cablevision CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.76%, 07/17/25		683	660,271
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 12/23/24		768	756,357
Caliber Collision Centers, Inc., Term Loan, 01/23/26(p)		410	408,975
California Resources Corp., Term Loan:
(LIBOR USD 1 Month + 10.38%), 12.87%, 12/31/21		310	323,563
(LIBOR USD 1 Month + 4.75%), 7.25%, 12/31/22		340	332,814
Calpine Construction Finance Co. LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 01/15/25		228	222,831
Calpine Corp., 1st Lien Term Loan B5, (LIBOR USD 3 Month + 2.50%), 5.31%, 01/15/24		439	430,305
Camelot Group LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 10/03/23		544	539,986
Capri Acquisitions Bidco Ltd., Term Loan, 11/01/24(p)		362	350,679
Cast & Crew Payroll LLC, Term Loan(p):
01/16/26		1,504	1,501,632
01/16/26		227	226,716
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.25%, 04/28/25		248	244,126
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 04/29/24		370	360,117
CCM Merger, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 08/06/21		437	431,441
CEC Entertainment, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 02/12/21		356	339,458
CenturyLink, Inc., Term Loan, 01/31/25(p)		562	536,561
Change Healthcare Holdings LLC, Term Loan B, 03/01/24(p)		450	439,692
Charter Communications Operating LLC, Term Loan, 03/31/23(p)		15,087	14,778,159
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 05/16/24		334	320,891
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50% - 5.74%, 06/07/23		444	439,187
CHG PPC Parent LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/31/25(c)		224	218,838
Ciena Corp., Term Loan B1, (LIBOR USD 1 Month + 2.00%), 4.50%, 09/26/25		333	330,666
CLEAResult Consulting, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.02%, 08/15/25		236	230,497
CNX Resources Corp., Term Loan:
(LIBOR USD 1 Month + 4.25%), 6.75%, 11/26/21(c)		92	92,188
(LIBOR USD 3 Month + 5.00%), 8.50% - 10.50% , 11/28/22		426	429,213
Compass Power Generation LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 12/20/24		362	360,915

Security		Par (000)	Value

United States (continued)
Concentra, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.50%), 9.02%, 07/25/23	USD	263	$261,246
Concentra, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.27%, 06/01/22		334	330,870
Continental Building Products, Inc., 1st Lien Term Loan, 08/18/23(p)		73	71,184
Creative Artists Agency LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 02/15/24		547	537,806
Cryolife, Inc., Term Loan, 12/02/24(c)(p)		328	325,282
Culligan NewCo Ltd., 1st Lien Term Loan B, 12/13/23(c)(p)		192	182,265
DAE Aviation Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 07/07/22		148	147,552
Dayton Power and Light Co. (The), Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 08/24/22		228	226,842
Deerfield Holdings Corp., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 02/13/25		263	253,205
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 09/07/23		545	537,420
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 05/31/25		276	270,065
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 05/31/25		51	49,749
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.96%, 05/27/24		509	466,374
Diplomat Pharmacy, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 12/20/24(c)		299	295,669
DJO Finance LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.87% - 5.88%, 06/08/20		8,801	8,780,343
Doosan Infracore International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.80%, 05/18/24		177	173,994
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 7.38% - 7.49%, 09/29/23		513	479,646
DTZ US Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 12/31/22		692	678,247
Edelman Financial Center LLC (The), 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 6.04%, 07/21/25		241	238,489
Edgewater Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 12/13/25		642	635,099
EIF Channelview Cogeneration LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.75%, 05/03/25		135	134,236
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.75%, 04/29/24		370	366,213
Energizer Holdings, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.76%, 06/20/25		101	100,671
EnergySolutions, LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.55%, 05/30/25		182	155,683
Ennis-Flint Road Infrastructure Investment, Term Loan, 06/13/23(p)		504	460,212
Envision Healthcare Corp., Term Loan, 10/10/25(p)		382	359,271
Equian Buyer Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 05/20/24		270	263,598
ESH Hospitality, Inc. Term Loan B, 4.50%, 08/30/23(p)		899	881,638

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Eton LLP, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 03/15/25(c)	USD	294	$286,187
EURO Garages Ltd., Term Loan B, 02/07/25(p)		591	570,073
Evergreen AcqCo 1 LP, Term Loan C, (LIBOR USD 3 Month + 3.75%), 6.53%, 07/09/19		64	60,978
Evertec, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 11/27/24		351	349,245
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 03/29/25		634	627,967
Financial & Risk US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 10/01/25		1,465	1,405,492
Flex Acquisition Co., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.76% - 5.77%, 06/30/25		330	320,634
Forest City, Term Loan B, 12/31/25(p)		432	431,279
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 08/13/25(c)		260	247,628
Four Seasons Holdings, Inc., Term Loan F, (LIBOR USD 1 Month + 2.00%), 4.50%, 11/30/23		446	438,310
Frontier Communications Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/31/21		7,664	7,427,273
Gardner Denver, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 07/30/24		656	651,303
Gates Global LLC, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 04/01/24	EUR	1,990	2,241,766
Gates Global LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 04/01/24	USD	659	644,764
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.52%, 03/01/24		277	221,410
Gentiva Health Services, Inc., Term Loan, (LIBOR USD 1 Month + 7.00%), 9.50%, 07/02/26		24,774	25,052,337
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 6.25%, 07/02/25(c)		22,972	22,799,603
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.55%, 07/12/25		222	216,912
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 03/22/24		487	473,157
GFL Environmental, Inc., Term Loan B, 05/30/25(p)		562	540,913
Global Payments, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.25%, 10/17/25		138	134,464
Goodrx, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.51%, 10/10/25		373	366,629
GrafTech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 02/12/25(c)		541	530,979
Gray Television, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 5.01% - 5.02%, 11/02/25		337	332,087
Gray Television, Inc., Term Loan B, 02/07/24(p)		337	330,934
Gruden Acquisition, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 8.30%, 08/18/22		158	154,476
GVC Holdings plc, Term Loan B2, (LIBOR USD 1 Month + 2.50%), 5.00%, 03/15/24		313	308,339
GYP Holdings III Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 06/01/25		123	117,256
Hargray Communications Group, Inc., Term Loan, 05/16/24(p)		330	320,556
Harland Clarke Holdings Corp., Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.55%, 11/03/23		316	293,308

Security		Par (000)	Value

United States (continued)
Hayward Industries, Inc., Term Loan, 08/05/24(p)	USD	373	$363,805
HCA, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 03/13/25		433	431,544
HD Supply Waterworks Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.71% - 5.74%, 08/01/24		446	440,252
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 10/17/23		437	431,398
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 6.19%, 05/23/25		260	250,037
Hudsons Bay Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 09/30/22		485	473,249
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.00% - 6.30%, 05/23/25		675	664,297
iHeartCommunications, Inc., Tranche D Term Loan, (LIBOR USD 3 Month + 6.75%), 9.27% - 11.25%, 01/30/19(e)(j)		1,377	926,805
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.80%, 06/15/21(c)		437	434,204
Infor US, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/01/22		669	664,621
Informatica LLC, Term Loan B, 08/05/22(p)		23,126	23,039,675
Information Resources, Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 11/07/25		175	171,763
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 01/02/24		327	330,890
Invictus Co., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 03/28/25		501	492,340
Invictus Co., Term Loan B26, (LIBOR USD 1 Month + 6.75%), 9.25%, 03/30/26(c)		130	128,050
IPS Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 11/07/24		357	345,241
iQor US, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.80%, 04/01/21		345	307,271
IRB Holding Corp., Term Loan B, 02/05/25(p)		444	432,144
Jacobs Douwe Egberts, Term Loan, (LIBOR USD 3 Month + 2.00%), 4.56%, 11/01/25		364	359,741
JBS USA Lux SA, Term Loan, 10/30/22(p)		445	439,960
Jeld-Wen, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 4.80%, 12/14/24		183	177,049
KAR Auction Services, Inc., Term Loan B5, (LIBOR USD 3 Month + 2.50%), 5.31%, 03/09/23		385	380,873
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 07/03/24(c)		328	325,999
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.54% - 5.74%, 11/01/23		876	857,545
Lakeland Tours LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.79%, 12/16/24		352	348,288
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.90% - 5.75%, 12/01/23(c)		670	663,775
Leslie’s Poolmart, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 08/16/23		375	364,250
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.76%, 02/22/24		677	664,333
Lifescan Global Corp., Term Loan U, (LIBOR USD 3 Month + 6.00%), 8.80%, 10/01/24		111	106,352
Lions Gate Entertainment, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.75%, 03/24/25		371	364,327
LTI Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 09/06/25		321	309,818

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Lucid Energy Group II Borrower LLC, Term Loan, 02/17/25(p)	USD	164	$153,409
Marriott Ownership Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 08/29/25		384	380,882
McAfee LLC, Term Loan:
09/30/24(p)		19,340	19,216,058
(LIBOR USD 1 Month + 8.50%), 11.00%, 09/29/25(c)		34,352	34,867,674
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.50%, 05/12/25		577	551,812
MEG Energy Corp., Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 12/31/23		231	229,416
Messer Industries LLC, Term Loan, 10/01/25(p)		564	551,310
MGM Growth Properties LLC, Term Loan B, 03/21/25(p)		677	665,364
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 05/29/25		438	429,851
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 8.30%, 06/30/25		442	427,338
Misys Ltd., 1st Lien Term Loan, 06/13/24(p)		273	261,556
Mitchell International, Inc., 1st Lien Term Loan, 11/29/24(p)		762	728,883
MPH Acquisition Holdings LLC, Term Loan, 06/07/23(p)		670	648,056
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 11/15/24		600	590,200
National Veterinary Associates, Inc., Term Loan B3, 02/02/25(p)		340	324,879
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.76%, 10/25/20		357	315,978
New Lightsquared LLC, 1st Lien Term Loan, 12/07/20(p)		777	509,464
Nielsen Finance LLC,Term Loan, (EURIBOR 1 Month + 2.50%), 2.50%, 10/04/23	EUR	992	1,130,598
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.76%, 05/15/24	USD	332	322,494
NRG Energy, Inc.,Term Loan, 06/30/23(p)		330	324,225
Optiv, Inc., Term Loan, 02/01/24(p)		367	339,812
Ortho-Clinical Diagnostics, Inc., Term Loan B, 06/30/25(p)		799	771,956
Oxbow Carbon LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 01/04/23(c)		131	130,444
OXEA Holding Vier GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 6.06%, 10/14/24		440	433,696
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.79% - 9.99%, 08/01/25		300	259,125
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.31%, 08/01/24		125	112,923
Penn National Gaming, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 4.76%, 10/15/25		188	185,376
Petco Animal Supplies, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.99%, 01/26/23		217	165,886
Plaskolite, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 6.76%, 12/12/25		171	170,431
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 04/29/24		416	400,501
Ply Gem, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.55%, 04/01/25		150	142,330
Post Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.52%, 05/24/24		334	329,169

Security		Par (000)	Value

United States (continued)
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.76% - 5.99%, 07/31/25	USD	316	$307,904
PQ Corp., Term Loan, 02/08/25(p)		374	363,244
Press Ganey Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 10/23/23		328	322,088
Prestige Brands, Inc., Term Loan, 01/26/24(p)		214	210,683
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 05/02/22		324	319,370
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.75% - 6.05%, 02/21/25		429	409,423
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 02/01/24		293	284,214
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.76%, 02/08/25		247	240,412
Research Now, Inc., Term Loan, (LIBOR USD 1 Month + 5.50%), 8.00%, 12/07/24		391	387,139
RHP Hotel Properties LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.78%, 05/11/24		264	261,083
Safe Fleet Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.52%, 02/01/25(c)		447	419,828
Safe Fleet Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.27%, 02/02/26(c)		210	197,400
SBA Senior Finance II LLC, 2nd Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 04/06/25		544	534,032
Scientific Games International, Inc., Term Loan B, 08/14/24(p)		445	430,747
ScribeAmerica Intermediate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 7.01%, 04/03/25		365	360,973
Sedgwick, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 12/31/25		1,110	1,080,396
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 5.00%), 7.52%, 11/28/21		480	471,123
Serta Simmons Bedding LLC, Term Loan:
11/08/23(p)		323	274,880
(LIBOR USD 1 Month + 8.00%), 10.51%, 11/08/24		89	62,902
ServiceMaster Co. LLC (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 11/08/23		285	282,877
SIRVA Worldwide, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 8.00% - 8.30%, 08/04/25(c)		356	347,100
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 01/23/25		368	359,657
Solar Winds Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/05/24		673	655,533
Solera LLC, Term Loan B1, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/03/23		702	686,516
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 6.05%, 09/30/22		564	551,082
Sound Inpatient Physicians, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 06/27/25		214	210,316

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Sound Inpatient Physicians, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.25%, 06/26/26	USD	117	$115,245
Spin Holdco, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 6.03%, 11/14/22		552	538,307
Springer Science+business Media, Term Loan B14, 08/15/22(p)		2,455	2,792,979
Springs Window Fashions LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 6.75%, 05/25/25		393	385,656
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 02/02/24		441	430,511
SRS Distribution, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 05/23/25		379	358,751
SS&C Technologies Holdings, Inc., Term Loan, 04/16/25(p)		554	542,167
SS&C Technologies Holdings, Inc., Term Loan B, 04/16/25(p)		1,441	1,410,331
SS&C Technologies Holdings, Inc., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.75%, 07/08/22		220	217,675
SSH Group Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.90%, 07/30/25		236	232,861
Standardaero Holding, Inc., Term Loan(p):
12/30/24		109	108,577
01/23/26		203	201,954
Staples, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.51%, 09/12/24		248	243,272
Starfruit Finco BV, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75% - 5.76%, 10/01/25		392	382,937
Station Casinos LLC,Term Loan B, (LIBOR USD 1 Month + 2.50%), 5.00%, 06/08/23		450	444,037
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/06/24(c)		358	321,729
Tecostar Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.02%, 05/01/24		431	424,440
Telenet Financing LLC, Term Loan, 08/15/26(p)		514	499,519
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 05/01/24		550	539,210
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 05/06/24(c)		397	375,802
Titan Acquisition Ltd., Term Loan, 03/28/25(p)		457	429,698
TKC Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 02/01/23		309	298,382
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 08/28/24		244	218,032
Trader Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 09/28/23		671	660,016
Trans Union LLC, 1st Lien Term Loan B4, (LIBOR USD 1 Month + 2.00%), 4.50%, 06/19/25		6	5,887
Trans Union LLC, Term Loan, 04/10/23(p)		435	428,948
Trugreen Ltd., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.51%, 04/13/23(c)		120	120,613
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.52%, 03/14/25		413	409,312
United Rentals, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 10/31/25		202	200,887
Unitymedia Hessen GmbH & Co. KG, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.76%, 09/30/25		507	498,680
Universal Hospital Services, Inc., Delayed Draw Term Loan B, (LIBOR USD 6 Month + 0.00%), 5.56%, 10/18/25(c)		347	344,831

Security		Par (000)	Value

United States (continued)
Univision Communications, Inc., Term Loan C5, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/15/24	USD	393	$365,129
US Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 06/27/23		677	664,699
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.80%, 05/16/24		632	605,496
USIC Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 12/08/23		370	356,481
Varsity Brands, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 12/16/24		163	160,628
Vectra Co., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 02/23/25		300	282,131
VeriFone Systems, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 4.00%), 6.64%, 08/20/25		10,646	10,420,083
VeriFone Systems, Inc., Term Loan 2, (LIBOR USD 3 Month + 8.00%), 10.64%, 08/20/26		8,259	8,081,432
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 7.00%, 08/27/25		895	886,404
Vertiv Co., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.71%, 11/30/23		475	440,443
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 12/20/24		770	755,245
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.50% - 4.51%, 12/31/25		450	441,101
Vizient, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/13/23		166	164,126
Web.com Group, Inc., Term Loan, 10/10/25(p)		163	156,987
Weight Watchers International, Inc., Term Loan B, 11/29/24(p)		380	377,288
WELBILT, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 10/11/25		178	174,114
WEX, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 06/30/23		439	432,027
William Morris Endeavor Entertainment LLC, Term Loan B, 05/18/25(p)		579	543,559
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 6.06%, 12/19/23		330	326,237
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 12/02/24		596	573,506
Woodford Express LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.00%), 7.50%, 01/27/25		342	329,572
WP CityMD Bidco LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.30%, 06/07/24		243	235,251
WP CPP Holdings, Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.26% - 6.51%, 03/16/25		181	177,253
Zayo Group LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 01/19/21		1,100	1,091,262
Ziggo Secured Finance Partnership, Term Loan, (LIBOR USD 1 Month + 2.50%), 5.01%, 04/15/25		456	440,414

			301,963,270

Total Floating Rate Loan Interests — 14.8% (Cost: $484,540,737)			475,438,376

Foreign Agency Obligations — 0.3%

China — 0.0%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	600	630,102

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21	USD	400	$360,000
Inner Mongolia High-Grade High Way Construction and Development Co. Ltd., 4.38%, 12/04/20		258	247,437
Yunnan Provincial Investment Holdings Group Co. Ltd., 3.38%, 04/01/19		200	198,173

			1,435,712

India — 0.1%
NTPC Ltd., 5.63%, 07/14/21		1,100	1,144,413
Power Finance Corp. Ltd., 3.75%, 12/06/27		1,700	1,481,692
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		600	578,565

			3,204,670

Indonesia — 0.1%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	4,960,000	335,388
Perusahaan Listrik Negara PT, 6.15%, 05/21/48	USD	1,100	1,181,125
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	4,580,000	309,332

			1,825,845

Thailand — 0.0%
Export Import Bank of Thailand, (LIBOR USD 3 Month + 0.90%), 3.54%, 11/20/23(b)	USD	785	785,058

Venezuela — 0.1%
Petroleos de Venezuela SA(e)(j):
6.00%, 11/15/26		4,200	1,041,600
9.75%, 05/17/35		1,500	457,500

			1,499,100

Total Foreign Agency Obligations — 0.3% (Cost: $9,971,097)			8,750,385

Foreign Government Obligations — 1.5%

Argentina — 0.2%
Republic of Argentina, 3.38%, 01/15/23		5,000	4,857,396

Belarus — 0.1%
Republic of Belarus, 6.88%, 02/28/23		2,080	2,139,800

Croatia — 0.2%
Republic of Croatia, 3.88%, 05/30/22	EUR	6,000	7,588,698

Egypt — 0.1%
Arab Republic of Egypt, 4.75%, 04/16/26		4,200	4,500,853

India — 0.0%
Oil India Ltd., 5.13%, 02/04/29	USD	640	639,157

Indonesia — 0.4%
Indonesia Asahan Aluminium Persero PT:
5.23%, 11/15/21		925	959,687
5.71%, 11/15/23		1,700	1,799,875
6.53%, 11/15/28		250	276,250
Republic of Indonesia:
2.88%, 07/08/21	EUR	6,200	7,495,699
5.35%, 02/11/49	USD	1,025	1,105,365

			11,636,876

Kazakhstan — 0.2%
Republic of Kazakhstan, 1.55%, 11/09/23	EUR	4,500	5,247,275

Maldives — 0.0%
Republic of Maldives Ministry of Finance and Treasury Bond, 7.00%, 06/07/22	USD	1,400	1,309,000

Russia — 0.2%
Russian Federation, 5.00%, 04/29/20		5,400	5,501,250

Security		Par (000)	Value

Saudi Arabia — 0.0%
Kingdom of Saudi Arabia:
4.38%, 04/16/29	USD	675	$685,969
5.25%, 01/16/50		350	359,625

			1,045,594

Sri Lanka — 0.0%
Republic of Sri Lanka, 5.75%, 01/18/22		1,200	1,180,806

Ukraine — 0.1%
Republic of Ukraine, 7.75%, 09/01/21		4,200	4,126,500

Total Foreign Government Obligations — 1.5% (Cost: $49,591,583)			49,773,205

Non-Agency Mortgage-Backed Securities — 1.0%

Collateralized Mortgage Obligations — 0.1%

United Kingdom — 0.1%
Paragon Mortgages No. 13 plc, Series 13X, Class A2C, 2.97%, 01/15/39(d)		4,592	4,254,294

Commercial Mortgage-Backed Securities — 0.8%

United States — 0.8%
Commercial Mortgage Trust(a)(d):
Series 2014-PAT, Class E, 5.66%, 08/13/27		1,000	1,000,884
Series 2014-PAT, Class F, 4.95%, 08/13/27		2,000	1,990,574
Series 2014-PAT, Class G, 4.10%, 08/13/27		1,030	1,021,988
Core Industrial Trust(a)(d):
Series 2015-CALW, Class F, 3.85%, 02/10/34		4,620	4,613,949
Series 2015-CALW, Class G, 3.85%, 02/10/34		5,640	5,582,277
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.88%, 04/15/37		95	93,789
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 3.38%, 12/15/34(a)(d)		8,740	8,599,663
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(a)(d)		2,545	2,501,961

			25,405,085

Interest Only Commercial Mortgage-Backed Securities — 0.1%

United States — 0.1%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.73%, 05/10/58(d)		20,855	1,945,026

Total Non-Agency Mortgage-Backed Securities — 1.0% (Cost: $31,021,639)			31,604,405

Preferred Securities — 0.3%

Capital Trusts — 0.3%

United Kingdom — 0.2%
Lloyds Banking Group plc(f)(k):
6.41%(a)		1,752	1,708,200
6.66%		701	687,415
6.66%(a)		3,994	3,916,596

			6,312,211

United States — 0.1%(f)(k)
Andeavor Logistics LP, Series A, 6.87%		141	135,830
Goldman Sachs Group, Inc. (The), Series P, 5.00%		79	72,778
State Street Corp., Series H, 5.63%		3,185	3,117,319

			3,325,927

Total Capital Trusts — 0.3% (Cost: $10,902,541)			9,638,138

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Preferred Stocks — 0.0%

Luxembourg — 0.0%
Novartex Holding Luxembourg SCA(c)		94	$—

Total Preferred Stocks — 0.0% (Cost: $0)			—

Total Preferred Securities — 0.3% (Cost: $10,902,541)			9,638,138

		Par (000)

U.S. Treasury Obligations — 0.3%
U.S. Treasury Bonds, 3.00%, 08/15/48	USD	8,268	8,247,007

Total U.S. Treasury Obligations — 0.3% (Cost: $8,194,254)			8,247,007

Total Long-Term Investments — 85.6% (Cost: $2,853,724,123)			2,750,282,235

Short-Term Securities — 25.9%

Borrowed Bond Agreements — 17.4%(q)
Amherst Pierpont Securities LLC, 2.45%, 02/01/19 (Purchased on 01/31/19 to be repurchased at USD 28,304,035, collateralized by U.S. Treasury Notes, 3.13%, due at 11/15/28, par and fair value of USD 27,051,000 and $28,185,874, respectively)		28,302	28,302,109
Amherst Pierpont Securities LLC, 2.55%, 02/01/19 (Purchased on 01/31/19 to be repurchased at USD 15,616,556, collateralized by U.S. Treasury Notes, 2.63%, due at 12/31/23, par and fair value of USD 15,480,000 and $15,608,194, respectively)		15,615	15,615,450
Barclays Bank plc, (3.75)%, Open (Purchased on 01/15/19 to be repurchased at EUR 2,089,164, collateralized by Nexi Capital SpA, 4.13%, due at 11/01/23, par and fair value of EUR 2,098,000 and $2,435,230, respectively)(r)	EUR	2,093	2,395,249
Barclays Bank plc, (2.40)%, Open (Purchased on 01/11/19 to be repurchased at EUR 2,680,026, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 2,700,000 and $3,040,942, respectively)(r)		2,683	3,071,038
Barclays Bank plc, (2.25)%, Open (Purchased on 01/30/19 to be repurchased at EUR 306,414, collateralized by Auchan Holding SADIR, 2.25%, due at 04/06/23, par and fair value of EUR 300,000 and $345,919, respectively)(r)		306	350,743
Barclays Bank plc, (1.90)%, Open (Purchased on 01/23/19 to be repurchased at EUR 1,762,355, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 1,750,000 and $1,970,981, respectively)(r)		1,763	2,017,937
Barclays Bank plc, (1.55)%, Open (Purchased on 12/07/18 to be repurchased at EUR 1,124,613, collateralized by Auchan Holding SADIR, 2.25%, due at 04/06/23, par and fair value of EUR 1,100,000 and $1,268,371, respectively)(r)		1,127	1,290,120

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (1.20)%, Open (Purchased on 01/24/19 to be repurchased at EUR 538,815, collateralized by Valeo SA, 3.25%, due at 01/22/24, par and fair value of EUR 500,000 and $617,622, respectively)(r)	EUR	539	$616,810
Barclays Bank plc, (1.10)%, Open (Purchased on 01/16/19 to be repurchased at EUR 4,430,772, collateralized by Madrilena Red de Gas Finance BV, 2.25%, due at 04/11/29, par and fair value of EUR 4,320,000 and $5,042,665, respectively)(r)		4,433	5,073,786
Barclays Bank plc, (1.00)%, Open (Purchased on 06/13/18 to be repurchased at EUR 1,150,349, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 1,180,000 and $1,289,628, respectively)(r)		1,158	1,325,229
Barclays Bank plc, (1.00)%, Open (Purchased on 06/07/18 to be repurchased at EUR 1,088,957, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 1,120,000 and $1,224,054, respectively)(r)		1,096	1,254,609
Barclays Bank plc, (1.00)%, Open (Purchased on 01/16/19 to be repurchased at EUR 4,309,023, collateralized by Autoroutes du Sud de la France SA, 1.38%, due at 01/22/30, par and fair value of EUR 4,400,000 and $4,964,962, respectively)(r)		4,311	4,934,163
Barclays Bank plc, (1.00)%, Open (Purchased on 01/16/19 to be repurchased at EUR 356,630, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 375,000 and $409,839, respectively)(r)		357	408,369
Barclays Bank plc, (1.00)%, Open (Purchased on 12/18/18 to be repurchased at GBP 597,912, collateralized by TalkTalk Telecom Group plc, 5.38%, due at 01/15/22, par and fair value of GBP 600,000 and $783,899, respectively)(r)		599	785,160
Barclays Bank plc, (0.95)%, Open (Purchased on 01/16/19 to be repurchased at EUR 4,128,708, collateralized by Ryanair DAC, 1.13%, due at 03/10/23, par and fair value of EUR 4,140,000 and $4,707,610, respectively)(r)		4,130	4,727,590
Barclays Bank plc, (0.95)%, Open (Purchased on 01/16/19 to be repurchased at EUR 843,493, collateralized by Eni SpA, 3.63%, due at 01/29/29, par and fair value of EUR 715,000 and $953,983, respectively)(r)		844	965,845
Barclays Bank plc, (0.90)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,448,487, collateralized by Orange SA, 5.00%, due at 10/01/26, par and fair value of EUR 2,250,000 and $2,804,850, respectively)(r)		2,449	2,803,589
Barclays Bank plc, (0.90)%, Open (Purchased on 01/23/19 to be repurchased at EUR 3,805,808, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 4,350,000 and $4,406,424, respectively)(r)		3,807	4,356,998

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (0.90)%, Open (Purchased on 08/29/18 to be repurchased at EUR 2,227,685, collateralized by LKQ European Holdings BV, 3.63%, due at 04/01/26, par and fair value of EUR 2,175,000 and $2,446,934, respectively)(r)	EUR	2,240	$2,564,160
Barclays Bank plc, (0.90)%, Open (Purchased on 08/21/18 to be repurchased at EUR 2,654,727, collateralized by Zimmer Biomet Holdings, Inc., 2.43%, due at 12/13/26, par and fair value of EUR 2,500,000 and $2,949,180, respectively)(r)		2,666	3,050,956
Barclays Bank plc, (0.85)%, Open (Purchased on 01/14/19 to be repurchased at EUR 3,499,477, collateralized by Raiffeisen Bank International AG, 6.00%, due at 10/16/23, par and fair value of EUR 3,000,000 and $3,986,487, respectively)(r)		3,501	4,007,015
Barclays Bank plc, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,146,640, collateralized by Allergan Funding SCS, 2.13%, due at 06/01/29, par and fair value of EUR 2,250,000 and $2,476,065, respectively)(r)		2,147	2,457,915
Barclays Bank plc, (0.80)%, Open (Purchased on 12/05/18 to be repurchased at EUR 2,589,242, collateralized by Arkema SA, 1.50%, due at 04/20/27, par and fair value of EUR 2,600,000 and $2,985,560, respectively)(r)		2,592	2,967,339
Barclays Bank plc, (0.75)%, Open (Purchased on 11/20/18 to be repurchased at EUR 15,912,122, collateralized by Portugal Obrigacoes do Tesouro OT, 2.13%, due at 10/17/28, par and fair value of EUR 15,700,000 and $19,002,428, respectively)(r)		15,930	18,233,800
Barclays Bank plc, (0.25)%, Open (Purchased on 12/19/18 to be repurchased at USD 3,742,882, collateralized by SM Energy Co., 6.75%, due at 09/15/26, par and fair value of USD 3,900,000 and $3,842,085, respectively)(r)	USD	3,744	3,744,000
Barclays Bank plc, 0.00%, Open (Purchased on 01/30/19 to be repurchased at EUR 1,976,347, collateralized by Telenet Finance Luxembourg Notes SARL, 3.50%, due at 03/01/28, par and fair value of EUR 2,000,000 and $2,261,157, respectively)(r)	EUR	1,976	2,262,127
Barclays Bank plc, 0.00%, Open (Purchased on 01/31/19 to be repurchased at USD 4,712,969, collateralized by Transdigm, Inc., 6.38%, due at 06/15/26, par and fair value of USD 4,865,000 and $4,682,563, respectively)(r)	USD	4,713	4,712,969
Barclays Bank plc, 0.00%, Open (Purchased on 01/31/19 to be repurchased at EUR 3,562,573, collateralized by Telenet Finance Luxembourg Notes SARL, 3.50%, due at 03/01/28, par and fair value of EUR 3,600,000 and $4,070,083, respectively)(r)	EUR	3,563	4,077,721
Barclays Bank plc, 0.35%, Open (Purchased on 12/21/18 to be repurchased at USD 3,663,001, collateralized by Carrizo Oil & Gas, Inc., 6.25%, due at 04/15/23, par and fair value of USD 3,885,000 and $3,836,437, respectively)(r)	USD	3,662	3,661,613
Barclays Bank plc, 1.20%, Open (Purchased on 11/14/18 to be repurchased at USD 3,487,872, collateralized by Intelsat Luxembourg SA, 8.13%, due at 06/01/23, par and fair value of USD 3,905,000 and $3,248,472, respectively)(r)		3,480	3,480,331

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, 1.75%, Open (Purchased on 01/15/19 to be repurchased at USD 76,059, collateralized by Pacific Gas & Electric Co., 6.05%, due at 03/01/34, par and fair value of USD 95,000 and $83,362, respectively)(r)	USD	76	$76,000
Barclays Bank plc, 1.80%, Open (Purchased on 12/07/18 to be repurchased at USD 2,914,098, collateralized by Royal Bank Of Scotland Group plc, 8.00%, due at 08/10/25, par and fair value of USD 2,900,000 and $3,033,400, respectively)(r)		2,907	2,907,250
Barclays Bank plc, 1.85%, Open (Purchased on 01/14/19 to be repurchased at USD 987,680, collateralized by Pacific Gas & Electric Co., 6.05%, due at 03/01/34, par and fair value of USD 1,095,000 and $960,863, respectively)(r)		987	986,869
Barclays Bank plc, 1.85%, Open (Purchased on 01/14/19 to be repurchased at USD 3,821,890, collateralized by Pacific Gas & Electric Co., 4.00%, due at 12/01/46, par and fair value of USD 5,000,000 and $3,761,500, respectively)(r)		3,819	3,818,750
Barclays Bank plc, 1.95%, Open (Purchased on 12/07/18 to be repurchased at USD 2,867,494, collateralized by UBS Group Funding Switzerland AG, 6.88%, due at 08/07/25, par and fair value of USD 2,900,000 and $2,904,008, respectively)(r)		2,860	2,860,125
Barclays Bank plc, 1.95%, Open (Purchased on 12/13/18 to be repurchased at USD 7,258,507, collateralized by First Quantum Minerals Ltd., 6.88%, due at 03/01/26, par and fair value of USD 8,300,000 and $7,407,750, respectively)(r)		7,242	7,241,750
Barclays Bank plc, 2.05%, Open (Purchased on 01/15/19 to be repurchased at USD 4,823,140, collateralized by Charter Communications Operating LLC, 5.75%, due at 04/01/48, par and fair value of USD 5,000,000 and $4,981,736, respectively)(r)		4,819	4,818,750
Barclays Bank plc, 2.05%, Open (Purchased on 01/15/19 to be repurchased at USD 3,532,678, collateralized by Aker BP ASA, 5.88%, due at 03/31/25, par and fair value of USD 3,435,000 and $3,520,875, respectively)(r)		3,529	3,529,463
Barclays Bank plc, 2.05%, Open (Purchased on 12/20/18 to be repurchased at USD 4,886,659, collateralized by Johnson & Johnson, 3.75%, due at 03/03/47, par and fair value of USD 5,000,000 and $4,990,159, respectively)(r)		4,875	4,875,000
Barclays Bank plc, 2.05%, Open (Purchased on 01/18/19 to be repurchased at USD 4,927,805, collateralized by Goldman Sachs Group, Inc. (The), 4.22%, due at 05/01/29, par and fair value of USD 5,000,000 and $5,021,675, respectively)(r)		4,925	4,925,000
Barclays Bank plc, 2.05%, Open (Purchased on 12/24/18 to be repurchased at USD 4,968,446, collateralized by Intelsat Connect Finance SA, 9.50%, due at 02/15/23, par and fair value of USD 5,920,000 and $5,535,200, respectively)(r)		4,958	4,958,000
Barclays Bank plc, 2.05%, Open (Purchased on 01/10/19 to be repurchased at USD 13,741,413, collateralized by JPMorgan Chase & Co., 3.96%, due at 11/15/48, par and fair value of USD 15,000,000 and $14,093,788, respectively)(r)		13,725	13,725,000

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, 2.05%, Open (Purchased on 01/16/19 to be repurchased at USD 2,311,973, collateralized by Pacific Gas & Electric Co., 5.80%, due at 03/01/37, par and fair value of USD 3,000,000 and $2,571,600, respectively)(r)	USD	2,310	$2,310,000
Barclays Bank plc, 2.05%, Open (Purchased on 01/14/19 to be repurchased at USD 1,804,245, collateralized by Pacific Gas & Electric Co., 6.05%, due at 03/01/34, par and fair value of USD 2,000,000 and $1,755,000, respectively)(r)		1,803	1,802,500
Barclays Bank plc, 2.05%, Open (Purchased on 01/28/19 to be repurchased at USD 3,008,726, collateralized by Infor US, Inc., 6.50%, due at 05/15/22, par and fair value of USD 2,910,000 and $2,960,925, respectively)(r)		3,008	3,008,213
Barclays Bank plc, 2.05%, Open (Purchased on 12/18/18 to be repurchased at USD 9,702,724, collateralized by Refinitiv US Holdings, Inc., 8.25%, due at 11/15/26, par and fair value of USD 10,137,000 and $9,503,438, respectively)(r)		9,681	9,680,835
Barclays Bank plc, 2.05%, Open (Purchased on 01/29/19 to be repurchased at USD 2,908,044, collateralized by Transdigm, Inc., 6.38%, due at 06/15/26, par and fair value of USD 2,915,000 and $2,805,688, respectively)(r)		2,908	2,907,713
BNP Paribas SA, (0.50)%, Open (Purchased on 01/16/19 to be repurchased at EUR 6,454,229, collateralized by Italy Buoni Poliennali Del Tesoro, 0.05%, due at 04/15/21, par and fair value of EUR 6,705,000 and $7,596,186, respectively)(r)	EUR	6,456	7,389,050
BNP Paribas SA, (0.48)%, Open (Purchased on 11/13/18 to be repurchased at EUR 22,520,115, collateralized by Italy Buoni Poliennali Del Tesoro, 0.05%, due at 04/15/21, par and fair value of EUR 23,400,000 and $26,510,177, respectively)(r)		22,544	25,803,357
BNP Paribas SA, 2.10%, Open (Purchased on 01/18/19 to be repurchased at USD 4,921,619, collateralized by Goldman Sachs Group, Inc. (The), 4.22%, due at 05/01/29, par and fair value of USD 5,000,000 and $5,021,675, respectively)(r)	USD	4,919	4,918,750
Citigroup Global Markets Holdings, Inc., (1.50)%, Open (Purchased on 01/30/19 to be repurchased at EUR 2,573,413, collateralized by Auchan Holding SADIR, 2.25%, due at 04/06/23, par and fair value of EUR 2,400,000 and $2,767,354, respectively)(r)	EUR	2,574	2,945,651
Citigroup Global Markets, Inc., 1.95%, Open (Purchased on 12/13/18 to be repurchased at USD 441,874, collateralized by Kennametal, Inc., 3.88%, due at 02/15/22, par and fair value of USD 437,000 and $435,731, respectively)(r)	USD	441	440,824
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 01/04/19 to be repurchased at USD 7,352,527, collateralized by Discovery Communications LLC, 3.95%, due at 03/20/28, par and fair value of USD 7,790,000 and $7,424,132, respectively)(r)		7,342	7,342,075
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 12/28/18 to be repurchased at USD 2,391,450, collateralized by Commscope Technologies LLC, 5.00%, due at 03/15/27, par and fair value of USD 2,920,000 and $2,489,008, respectively)(r)		2,387	2,387,100

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 01/18/19 to be repurchased at USD 5,872,542, collateralized by Dell International LLC, 6.02%, due at 06/15/26, par and fair value of USD 5,840,000 and $6,108,420, respectively)(r)	USD	5,869	$5,869,200
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 01/07/19 to be repurchased at USD 14,840,448, collateralized by Sprint Capital Corp., 6.88%, due at 11/15/28, par and fair value of USD 15,065,000 and $14,952,013, respectively)(r)		14,820	14,820,194
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 01/07/19 to be repurchased at USD 4,118,120, collateralized by General Electric Co., 5.00%, due at 01/21/21, par and fair value of USD 5,000,000 and $4,375,000, respectively)(r)		4,113	4,112,500
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 12/21/18 to be repurchased at USD 4,861,022, collateralized by First Quantum Minerals Ltd., 7.50%, due at 04/01/25, par and fair value of USD 5,800,000 and $5,263,500, respectively)(r)		4,850	4,850,250
Goldman Sachs International, (1.60)%, Open (Purchased on 12/21/18 to be repurchased at EUR 849,647, collateralized by Faurecia SA, 2.63%, due at 06/15/25, par and fair value of EUR 900,000 and $984,443, respectively)(r)	EUR	851	974,064
J.P. Morgan Securities LLC, (3.00)%, Open (Purchased on 01/07/19 to be repurchased at EUR 1,201,163, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 1,243,000 and $1,399,960, respectively)(r)		1,204	1,377,607
J.P. Morgan Securities LLC, (2.70)%, Open (Purchased on 08/15/18 to be repurchased at EUR 1,003,124, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 1,000,000 and $1,126,275, respectively)(r)		1,016	1,162,915
J.P. Morgan Securities LLC, (2.70)%, Open (Purchased on 11/22/18 to be repurchased at EUR 1,784,079, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 1,817,000 and $2,046,441, respectively)(r)		1,793	2,052,369
J.P. Morgan Securities LLC, (2.60)%, Open (Purchased on 01/15/19 to be repurchased at EUR 2,020,533, collateralized by Nexi Capital SpA, 3.63%, due at 05/01/23, par and fair value of EUR 2,030,000 and $2,311,920, respectively)(r)		2,023	2,315,377
J.P. Morgan Securities LLC, (2.60)%, Open (Purchased on 07/03/18 to be repurchased at EUR 1,570,997, collateralized by Nexi Capital SpA, 3.63%, due at 05/01/23, par and fair value of EUR 1,600,000 and $1,822,203, respectively)(r)		1,595	1,825,989
J.P. Morgan Securities LLC, (2.60)%, Open (Purchased on 08/15/18 to be repurchased at EUR 3,512,602, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 3,500,000 and $3,941,962, respectively)(r)		3,556	4,070,203

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (1.85)%, Open (Purchased on 06/26/18 to be repurchased at EUR 98,208, collateralized by Nexi Capital SpA, 4.13%, due at 11/01/23, par and fair value of EUR 100,000 and $116,074, respectively)(r)	EUR	99	$113,682
J.P. Morgan Securities LLC, (1.85)%, Open (Purchased on 06/14/18 to be repurchased at EUR 260,874, collateralized by Nexi Capital SpA, 3.63%, due at 05/01/23, par and fair value of EUR 264,000 and $300,664, respectively)(r)		264	302,199
J.P. Morgan Securities LLC, (1.70)%, Open (Purchased on 01/15/19 to be repurchased at EUR 4,646,745, collateralized by Naviera Armas SA, 4.25%, due at 11/15/24, par and fair value of EUR 4,910,000 and $5,213,436, respectively)(r)		4,650	5,322,685
J.P. Morgan Securities LLC, (1.35)%, Open (Purchased on 07/25/18 to be repurchased at EUR 3,015,704, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 2,880,000 and $3,243,672, respectively)(r)		3,037	3,476,545
J.P. Morgan Securities LLC, (1.35)%, Open (Purchased on 07/25/18 to be repurchased at EUR 942,407, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 900,000 and $1,013,647, respectively)(r)		949	1,086,420
J.P. Morgan Securities LLC, (1.35)%, Open (Purchased on 01/15/19 to be repurchased at EUR 3,157,977, collateralized by Iliad SA, 1.88%, due at 04/25/25, par and fair value of EUR 3,400,000 and $3,582,286, respectively)(r)		3,160	3,616,790
J.P. Morgan Securities LLC, (1.25)%, Open (Purchased on 09/28/18 to be repurchased at EUR 1,593,739, collateralized by Faurecia SA, 2.63%, due at 06/15/25, par and fair value of EUR 1,550,000 and $1,695,429, respectively)(r)		1,601	1,832,018
J.P. Morgan Securities LLC, (1.15)%, Open (Purchased on 08/20/18 to be repurchased at EUR 946,119, collateralized by Evonik Finance BV, 0.75%, due at 09/07/28, par and fair value of EUR 1,000,000 and $1,055,712, respectively)(r)		951	1,088,596
J.P. Morgan Securities LLC, (1.10)%, Open (Purchased on 01/16/19 to be repurchased at EUR 1,595,449, collateralized by Telefonica Emisiones SAU, 2.93%, due at 10/17/29, par and fair value of EUR 1,500,000 and $1,851,168, respectively)(r)		1,596	1,826,988
J.P. Morgan Securities LLC, (1.05)%, Open (Purchased on 01/23/19 to be repurchased at EUR 1,900,508, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 2,150,000 and $2,177,887, respectively)(r)		1,901	2,175,829
J.P. Morgan Securities LLC, (1.05)%, Open (Purchased on 01/16/19 to be repurchased at GBP 475,150, collateralized by TalkTalk Telecom Group plc, 5.38%, due at 01/15/22, par and fair value of GBP 480,000 and $627,119, respectively)(r)	GBP	475	623,479

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (1.00)%, Open (Purchased on 10/05/18 to be repurchased at EUR 1,731,290, collateralized by Faurecia SA, 3.63%, due at 06/15/23, par and fair value of EUR 1,650,000 and $1,934,860, respectively)(r)	EUR	1,737	$1,987,985
J.P. Morgan Securities LLC, (1.00)%, Open (Purchased on 01/24/19 to be repurchased at EUR 2,490,679, collateralized by Valeo SA, 3.25%, due at 01/22/24, par and fair value of EUR 2,300,000 and $2,841,059, respectively)(r)		2,491	2,851,148
J.P. Morgan Securities LLC, (0.95)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,156,674, collateralized by Cie de Saint-Gobain, 1.38%, due at 06/14/27, par and fair value of EUR 2,200,000 and $2,482,554, respectively)(r)		2,158	2,469,507
J.P. Morgan Securities LLC, (0.90)%, Open (Purchased on 11/29/18 to be repurchased at EUR 2,999,734, collateralized by Grifols SA, 3.20%, due at 05/01/25, par and fair value of EUR 3,000,000 and $3,425,215, respectively)(r)		3,006	3,440,419
J.P. Morgan Securities LLC, (0.90)%, Open (Purchased on 08/09/18 to be repurchased at EUR 5,860,794, collateralized by Eni SpA, 3.63%, due at 01/29/29, par and fair value of EUR 4,900,000 and $6,537,785, respectively)(r)		5,886	6,737,234
J.P. Morgan Securities LLC, (0.90)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,219,745, collateralized by Eastman Chemical Co., 1.88%, due at 11/23/26, par and fair value of EUR 2,160,000 and $2,552,192, respectively)(r)		2,221	2,541,673
J.P. Morgan Securities LLC, (0.90)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,743,344, collateralized by Total Capital International SA, 1.49%, due at 09/04/30, par and fair value of EUR 2,700,000 and $3,175,573, respectively)(r)		2,744	3,141,210
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 3,855,229, collateralized by Engie SA, 1.38%, due at 06/22/28, par and fair value of EUR 3,800,000 and $4,434,577, respectively)(r)		3,857	4,414,258
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,200,963, collateralized by ISS Global A/S, 1.50%, due at 08/31/27, par and fair value of EUR 2,250,000 and $2,525,166, respectively)(r)		2,202	2,520,115
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 1,060,813, collateralized by Koninklijke Philips NV, 1.38%, due at 05/02/28, par and fair value of EUR 1,072,000 and $1,220,472, respectively)(r)		1,061	1,214,636
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,192,527, collateralized by AT&T, Inc., 2.60%, due at 12/17/29, par and fair value of EUR 2,160,000 and $2,541,445, respectively)(r)		2,193	2,510,455
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 08/09/18 to be repurchased at EUR 947,114, collateralized by Italgas SpA, 1.63%, due at 01/18/29, par and fair value of EUR 1,000,000 and $1,082,240, respectively)(r)		951	1,088,487

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 4,213,663, collateralized by Engie SA, 2.38%, due at 05/19/26, par and fair value of EUR 3,800,000 and $4,772,310, respectively)(r)	EUR	4,215	$4,824,668
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 958,635, collateralized by AbbVie, Inc., 2.13%, due at 11/17/28, par and fair value of EUR 935,000 and $1,109,620, respectively)(r)		959	1,097,642
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 06/06/18 to be repurchased at EUR 1,913,743, collateralized by Koninklijke Philips NV, 1.38%, due at 05/02/28, par and fair value of EUR 1,938,000 and $2,206,411, respectively)(r)		1,925	2,202,849
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,113,002, collateralized by Arkema SA, 1.50%, due at 04/20/27, par and fair value of EUR 2,100,000 and $2,411,414, respectively)(r)		2,114	2,419,399
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 01/10/19 to be repurchased at EUR 5,538,802, collateralized by Danske Bank A/S, 5.80%, due at , par and fair value of EUR 5,400,000 and $6,219,470, respectively)(f)(r)		5,541	6,342,407
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 11/16/18 to be repurchased at EUR 1,306,501, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 1,300,000 and $1,443,341, respectively)(r)		1,309	1,498,003
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,875,527, collateralized by BHP Billiton Finance Ltd., 1.50%, due at 04/29/30, par and fair value of EUR 2,840,000 and $3,289,958, respectively)(r)		2,877	3,292,494
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 11/16/18 to be repurchased at EUR 1,306,501, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 1,300,000 and $1,443,341, respectively)(r)		1,309	1,498,003
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 4,343,591, collateralized by Carlsberg Breweries A/S, 2.50%, due at 05/28/24, par and fair value of EUR 4,230,000 and $5,247,326, respectively)(r)		4,345	4,973,435
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 01/15/19 to be repurchased at EUR 3,517,117, collateralized by Raiffeisen Bank International AG, 6.00%, due at 10/16/23, par and fair value of EUR 3,000,000 and $3,986,487, respectively)(r)		3,518	4,027,118
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 08/29/18 to be repurchased at EUR 2,295,218, collateralized by LKQ European Holdings BV, 3.63%, due at 04/01/26, par and fair value of EUR 2,225,000 and $2,503,186, respectively)(r)		2,304	2,636,757

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 01/15/19 to be repurchased at EUR 506,019, collateralized by Ardagh Packaging Finance plc, 6.75%, due at 05/15/24, par and fair value of EUR 473,000 and $571,904, respectively)(r)	EUR	506	$579,395
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,156,010, collateralized by AXA SA, 3.25%, due at 05/28/49, par and fair value of EUR 2,160,000 and $2,470,106, respectively)(r)		2,157	2,468,592
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 11/28/18 to be repurchased at EUR 1,200,654, collateralized by Grifols SA, 3.20%, due at 05/01/25, par and fair value of EUR 1,200,000 and $1,370,086, respectively)(r)		1,202	1,376,195
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 12/13/18 to be repurchased at EUR 1,063,491, collateralized by Ardagh Packaging Finance plc, 6.75%, due at 05/15/24, par and fair value of EUR 1,000,000 and $1,209,098, respectively)(r)		1,065	1,218,598
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 11/28/18 to be repurchased at EUR 902,072, collateralized by Grifols SA, 3.20%, due at 05/01/25, par and fair value of EUR 900,000 and $1,027,565, respectively)(r)		903	1,033,959
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 01/16/19 to be repurchased at EUR 5,889,204, collateralized by Bayer Capital Corp. BV, 2.13%, due at 12/15/29, par and fair value of EUR 6,000,000 and $6,816,134, respectively)(r)		5,891	6,743,030
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,267,302, collateralized by NN Group NV, 4.63%, due at 01/13/48, par and fair value of EUR 2,160,000 and $2,619,648, respectively)(r)		2,268	2,596,019
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 01/16/19 to be repurchased at EUR 1,353,416, collateralized by Mylan NV, 3.13%, due at 11/22/28, par and fair value of EUR 1,350,000 and $1,573,863, respectively)(r)		1,354	1,549,636
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,843,491, collateralized by Veolia Environnement SA, 4.63%, due at 03/30/27, par and fair value of EUR 2,200,000 and $3,184,797, respectively)(r)		2,844	3,255,744
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 01/16/19 to be repurchased at EUR 3,792,019, collateralized by Heineken NV, 1.50%, due at 10/03/29, par and fair value of EUR 3,820,000 and $4,374,658, respectively)(r)		3,793	4,341,792
J.P. Morgan Securities LLC, (0.75)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,366,570, collateralized by Chemours Co. (The), 4.00%, due at 05/15/26, par and fair value of EUR 2,400,000 and $2,692,319, respectively)(r)		2,367	2,709,622
J.P. Morgan Securities LLC, (0.75)%, Open (Purchased on 11/16/18 to be repurchased at EUR 350,683, collateralized by Unicredit SpA, 1.00%, due at 01/18/23, par and fair value of EUR 387,000 and $418,612, respectively)(r)		351	402,011

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (0.75)%, Open (Purchased on 11/28/18 to be repurchased at EUR 2,922,350, collateralized by Chemours Co. (The), 4.00%, due at 05/15/26, par and fair value of EUR 3,050,000 and $3,421,488, respectively)(r)	EUR	2,926	$3,349,317
J.P. Morgan Securities LLC, (0.75)%, Open (Purchased on 11/15/18 to be repurchased at EUR 1,359,370, collateralized by Unicredit SpA, 1.00%, due at 01/18/23, par and fair value of EUR 1,500,000 and $1,622,525, respectively)(r)		1,361	1,558,338
J.P. Morgan Securities LLC, (0.75)%, Open (Purchased on 11/16/18 to be repurchased at EUR 556,788, collateralized by Unione Di Banche Italiane SpA, 1.75%, due at 04/12/23, par and fair value of EUR 600,000 and $650,787, respectively)(r)		558	638,271
Merrill Lynch International, (1.90)%, Open (Purchased on 01/24/19 to be repurchased at EUR 3,964,722, collateralized by Promontoria Holding 264 BV, 6.75%, due at 08/15/23, par and fair value of EUR 3,900,000 and $4,419,300, respectively)(r)		3,966	4,538,978
RBC Capital Markets, LLC, 0.00%, Open (Purchased on 12/19/18 to be repurchased at USD 3,544,450, collateralized by SM Energy Co., 5.63%, due at 06/01/25, par and fair value of USD 3,895,000 and $3,719,725, respectively)(r)	USD	3,544	3,544,450
RBC Capital Markets, LLC, 1.00%, Open (Purchased on 01/29/19 to be repurchased at USD 4,758,164, collateralized by Tenet Healthcare Corp., 6.75%, due at 06/15/23, par and fair value of USD 4,855,000 and $4,776,106, respectively)(r)		4,758	4,757,900
RBC Capital Markets, LLC, 1.20%, Open (Purchased on 01/23/19 to be repurchased at USD 6,548,946, collateralized by Chesapeake Energy Corp., 8.00%, due at 06/15/27, par and fair value of USD 6,820,000 and $6,530,150, respectively)(r)		6,547	6,547,200
RBC Capital Markets, LLC, 2.05%, Open (Purchased on 11/14/18 to be repurchased at USD 16,503,136, collateralized by Ford Motor Co., 4.35%, due at 12/08/26, par and fair value of USD 17,770,000 and $15,866,932, respectively)(r)		16,437	16,437,250
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 01/18/19 to be repurchased at USD 12,995,576, collateralized by Ford Motor Credit Co. LLC, 4.14%, due at 02/15/23, par and fair value of USD 13,600,000 and $12,874,902, respectively)(r)		12,988	12,988,000
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 01/25/19 to be repurchased at USD 13,487,459, collateralized by Bombardier, Inc., 7.50%, due at 03/15/25, par and fair value of USD 13,655,000 and $13,160,006, respectively)(r)		13,484	13,484,313
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 12/20/18 to be repurchased at USD 4,886,944, collateralized by Johnson & Johnson, 3.75%, due at 03/03/47, par and fair value of USD 5,000,000 and $4,990,158, respectively)(r)		4,875	4,875,000

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 12/26/18 to be repurchased at USD 9,457,920, collateralized by Netflix, Inc., 5.88%, due at 11/15/28, par and fair value of USD 9,730,000 and $9,863,788, respectively)(r)	USD	9,438	$9,438,100
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 01/30/19 to be repurchased at USD 3,026,577, collateralized by HCA, Inc., 5.63%, due at 09/01/28, par and fair value of USD 2,910,000 and $3,009,115, respectively)(r)		3,026	3,026,400
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 01/29/19 to be repurchased at USD 6,186,122, collateralized by Freeport-McMoRan, Inc., 5.45%, due at 03/15/43, par and fair value of USD 7,320,000 and $6,295,200, respectively)(r)		6,185	6,185,400
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 01/18/19 to be repurchased at USD 4,927,873, collateralized by Goldman Sachs Group, Inc. (The), 4.22%, due at 05/01/29, par and fair value of USD 5,000,000 and $5,021,675, respectively)(r)		4,925	4,925,000
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 01/18/19 to be repurchased at USD 4,364,595, collateralized by Aker BP ASA, 5.88%, due at 03/31/25, par and fair value of USD 4,235,000 and $4,340,875, respectively)(r)		4,362	4,362,050
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 01/15/19 to be repurchased at USD 4,829,503, collateralized by Charter Communications Operating LLC, 5.75%, due at 04/01/48, par and fair value of USD 5,000,000 and $4,981,736, respectively)(r)		4,825	4,825,000
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 01/07/19 to be repurchased at USD 1,855,294, collateralized by Whiting Petroleum Corp., 6.63%, due at 01/15/26, par and fair value of USD 1,940,000 and $1,901,200, respectively)(r)		1,853	1,852,700
RBC Europe Ltd., (1.40)%, Open (Purchased on 01/16/19 to be repurchased at EUR 1,216,107, collateralized by Evonik Finance BV, 0.75%, due at 09/07/28, par and fair value of EUR 1,340,000 and $1,414,655, respectively)(r)	EUR	1,217	1,392,768
RBC Europe Ltd., (1.25)%, Open (Purchased on 01/16/19 to be repurchased at EUR 1,282,908, collateralized by Kinder Morgan, Inc., 2.25%, due at 03/16/27, par and fair value of EUR 1,265,000 and $1,467,263, respectively)(r)		1,284	1,469,181
RBC Europe Ltd., (1.25)%, Open (Purchased on 08/20/18 to be repurchased at EUR 1,002,295, collateralized by Kinder Morgan, Inc., 2.25%, due at 03/16/27, par and fair value of EUR 960,000 and $1,113,496, respectively)(r)		1,008	1,153,757
RBC Europe Ltd., (1.00)%, Open (Purchased on 11/28/18 to be repurchased at EUR 1,500,370, collateralized by Saipem Finance International BV, 3.75%, due at 09/08/23, par and fair value of EUR 1,500,000 and $1,803,843, respectively)(r)		1,503	1,720,334

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Europe Ltd., (1.00)%, Open (Purchased on 11/28/18 to be repurchased at EUR 1,239,078, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 1,250,000 and $1,387,827, respectively)(r)	EUR	1,241	$1,420,735
RBC Europe Ltd., (1.00)%, Open (Purchased on 01/16/19 to be repurchased at EUR 869,994, collateralized by Italgas SpA, 1.63%, due at 01/18/29, par and fair value of EUR 923,000 and $998,907, respectively)(r)		870	996,211
RBC Europe Ltd., (1.00)%, Open (Purchased on 01/16/19 to be repurchased at EUR 4,162,873, collateralized by Zimmer Biomet Holdings, Inc., 2.43%, due at 12/13/26, par and fair value of EUR 4,070,000 and $4,801,263, respectively)(r)		4,165	4,766,811
RBC Europe Ltd., (1.00)%, Open (Purchased on 11/27/18 to be repurchased at EUR 695,941, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 700,000 and $777,183, respectively)(r)		697	798,015
RBC Europe Ltd., (1.00)%, Open (Purchased on 08/20/18 to be repurchased at EUR 1,617,115, collateralized by Italgas SpA, 1.63%, due at 01/18/29, par and fair value of EUR 1,730,000 and $1,872,275, respectively)(r)		1,624	1,859,368
RBC Europe Ltd., (1.00)%, Open (Purchased on 01/15/19 to be repurchased at EUR 1,297,073, collateralized by Saipem Finance International BV, 3.75%, due at 09/08/23, par and fair value of EUR 1,230,000 and $1,479,152, respectively)(r)		1,298	1,485,290
RBC Europe Ltd., (0.90)%, Open (Purchased on 12/04/18 to be repurchased at EUR 1,807,980, collateralized by British Telecommunications plc, 2.13%, due at 09/26/28, par and fair value of EUR 1,840,000 and $2,104,589, respectively)(r)		1,811	2,072,367
RBC Europe Ltd., (0.90)%, Open (Purchased on 11/27/18 to be repurchased at EUR 3,075,993, collateralized by Banco Santander SA, 6.25%, due at 09/11/21, par and fair value of EUR 3,000,000 and $3,463,461, respectively)(r)		3,081	3,526,512
RBC Europe Ltd., (0.90)%, Open (Purchased on 08/21/18 to be repurchased at EUR 2,484,895, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 2,500,000 and $2,732,264, respectively)(r)		2,495	2,855,777
RBC Europe Ltd., (0.90)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,170,907, collateralized by Iberdrola Finanzas SA, 1.62%, due at 11/29/29, par and fair value of EUR 2,200,000 and $2,543,936, respectively)(r)		2,172	2,485,752

Total Borrowed Bond Agreements — 17.4% (Cost: $558,590,688)			559,409,704

		Shares

Money Market Funds — 8.5%(s)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(t)		269,582,850	269,582,850

Security		Shares	Value

Money Market Funds (continued)
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.20%		2,308,011	$2,308,011

Total Money Market Funds — 8.5% (Cost: $271,890,861)			271,890,861

Total Short-Term Securities — 25.9% (Cost: $830,481,549)			831,300,565

Total Options Purchased — 0.2% (Cost: $14,712,387)			5,841,746

Total Investments Before Options Written, Borrowed Bonds and Investments Sold Short — 111.7% (Cost: $3,698,918,059)			3,587,424,546

Total Options Written — (0.0)% (Premiums Received — $3,419,894)			(1,084,007)

		Par (000)

Borrowed Bonds — (17.4)%

Corporate Bonds — (14.3)%

Australia — (0.1)%
BHP Billiton Finance Ltd., Series 17, 1.50%, 04/29/30	EUR	2,840	(3,289,958)

Austria — (0.3)%
Raiffeisen Bank International AG, 6.00%, 10/16/23		6,000	(7,972,974)

Belgium — (0.2)%
Telenet Finance Luxembourg Notes SARL, 3.50%, 03/01/28		5,600	(6,331,240)

Canada — (0.4)%
Bombardier, Inc., 7.50%, 03/15/25(a)	USD	13,655	(13,160,006)

Denmark — (0.4)%
Carlsberg Breweries A/S, 2.50%, 05/28/24	EUR	4,230	(5,247,326)
Danske Bank A/S, (EUR Swap Annual 7 Year + 5.47%), 5.79%(b)(f)		5,400	(6,219,470)
ISS Global A/S, 1.50%, 08/31/27		2,250	(2,525,166)

			(13,991,962)

France — (1.5)%
Arkema SA, 1.50%, 04/20/27		4,700	(5,396,974)
Auchan Holding SADIR, 2.25%, 04/06/23		3,800	(4,381,644)
Autoroutes du Sud de la France SA, 1.38%, 01/22/30		4,400	(4,964,962)
AXA SA, (EURIBOR 3 Month + 3.20%), 3.25%, 05/28/49(b)		2,160	(2,470,106)
Cie de Saint-Gobain, 1.38%, 06/14/27		2,200	(2,482,554)
Engie SA:
1.38%, 06/22/28		3,800	(4,434,577)
2.38%, 05/19/26		3,800	(4,772,310)
Faurecia SA:
2.63%, 06/15/25		2,450	(2,679,872)
3.63%, 06/15/23		1,650	(1,934,860)
Iliad SA, 1.88%, 04/25/25		3,400	(3,582,286)
Orange SA, (EUR Swap Annual 5 Year + 3.99%), 5.00%(b)(f)		2,250	(2,804,850)
Total Capital International SA, 1.49%, 09/04/30		2,700	(3,175,573)
Valeo SA, 3.25%, 01/22/24		2,800	(3,458,681)
Veolia Environnement SA, 4.63%, 03/30/27		2,200	(3,184,797)

			(49,724,046)

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany — (0.5)%
Bayer Capital Corp. BV, 2.13%, 12/15/29	EUR	6,000	$(6,816,134)
Evonik Finance BV, 0.75%, 09/07/28		2,340	(2,470,367)
HeidelbergCement Finance Luxembourg SA, 1.75%, 04/24/28		5,175	(5,655,785)

			(14,942,286)

Ireland — (0.2)%
Ardagh Packaging Finance plc, 6.75%, 05/15/24		1,473	(1,781,002)
Ryanair DAC, 1.13%, 03/10/23		4,140	(4,707,610)

			(6,488,612)

Italy — (0.8)%
Eni SpA, 3.63%, 01/29/29		5,615	(7,491,768)
Italgas SpA, 1.63%, 01/18/29		3,653	(3,953,422)
Nexi Capital SpA:
(EURIBOR 3 Month + 3.63%), 3.63%, 05/01/23(b)		3,894	(4,434,787)
4.13%, 11/01/23		2,198	(2,551,304)
Saipem Finance International BV, 3.75%, 09/08/23		2,730	(3,282,995)
UniCredit SpA, 1.00%, 01/18/23		1,887	(2,041,137)
Unione di Banche Italiane SpA, 1.75%, 04/12/23		600	(650,787)

			(24,406,200)

Luxembourg — (0.8)%
Altice Luxembourg SA, 7.25%, 05/15/22		15,790	(17,783,880)
Intelsat Connect Finance SA, 9.50%, 02/15/23(a)	USD	5,920	(5,535,200)
Intelsat Luxembourg SA, 8.13%, 06/01/23		3,905	(3,248,472)

			(26,567,552)

Netherlands — (0.5)%
Heineken NV, 1.50%, 10/03/29	EUR	3,820	(4,374,658)
Koninklijke Philips NV, 1.38%, 05/02/28		3,010	(3,426,883)
NN Group NV, (EURIBOR 3 Month + 4.95%), 4.62%, 01/13/48(b)		2,160	(2,619,648)
Promontoria Holding 264 BV, 6.75%, 08/15/23		3,900	(4,419,300)

			(14,840,489)

Norway — (0.2)%
Aker BP ASA, 5.88%, 03/31/25(a)	USD	7,670	(7,861,750)

Spain — (1.1)%
Banco Santander SA, (EUR Swap Annual 5 Year + 5.64%), 6.25%(b)(f)	EUR	3,000	(3,463,461)
Gestamp Automocion SA, 3.25%, 04/30/26		6,500	(6,584,311)
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23		4,550	(5,051,692)
Grifols SA, 3.20%, 05/01/25		5,100	(5,822,866)
Iberdrola Finanzas SA, 1.62%, 11/29/29		2,200	(2,543,936)
Madrilena Red de Gas Finance BV, 2.25%, 04/11/29		4,320	(5,042,665)
Naviera Armas SA, (EURIBOR 3 Month + 4.25%), 4.25%, 11/15/24(b)		4,910	(5,213,436)
Telefonica Emisiones SAU, 2.93%, 10/17/29		1,500	(1,851,168)

			(35,573,535)

Switzerland — (0.1)%
UBS Group Funding Switzerland AG, (USD Swap Semi 5 Year + 4.59%), 6.87%(b)(f)	USD	2,900	(2,904,008)

United Kingdom — (0.2)%
British Telecommunications plc, 2.13%, 09/26/28	EUR	1,840	(2,104,589)
Royal Bank of Scotland Group plc, (USD Swap Semi 5 Year + 5.72%), 8.00%(b)(f)	USD	2,900	(3,033,400)
TalkTalk Telecom Group plc, 5.38%, 01/15/22	GBP	1,080	(1,411,018)

			(6,549,007)

United States — (6.6)%
AbbVie, Inc., 2.13%, 11/17/28	EUR	935	(1,109,620)

Security		Par (000)	Value

United States (continued)
Allergan Funding SCS, 2.13%, 06/01/29		2,250	$(2,476,065)
AT&T, Inc., 2.60%, 12/17/29		2,160	(2,541,445)
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23	USD	3,885	(3,836,437)
Charter Communications Operating LLC, 5.75%, 04/01/48		10,000	(9,963,472)
Chemours Co. (The), 4.00%, 05/15/26	EUR	5,450	(6,113,807)
Chesapeake Energy Corp., 8.00%, 06/15/27	USD	6,820	(6,530,150)
CommScope Technologies LLC, 5.00%, 03/15/27(a)		2,920	(2,489,008)
Dell International LLC, 6.02%, 06/15/26(a)		5,840	(6,108,420)
Discovery Communications LLC, 3.95%, 03/20/28		7,790	(7,424,132)
Eastman Chemical Co., 1.88%, 11/23/26	EUR	2,160	(2,552,192)
Ford Motor Co., 4.35%, 12/08/26	USD	17,770	(15,866,932)
Ford Motor Credit Co. LLC, 4.14%, 02/15/23		13,600	(12,874,902)
Freeport-McMoRan, Inc., 5.45%, 03/15/43		7,320	(6,295,200)
General Electric Co., Series D, (LIBOR USD 3 Month + 3.33%), 5.00%(b)(f)		5,000	(4,375,000)
Goldman Sachs Group, Inc. (The), (LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(b)		15,000	(15,065,025)
HCA, Inc., 5.63%, 09/01/28		2,910	(3,009,115)
Infor US, Inc., 6.50%, 05/15/22		2,910	(2,960,925)
Johnson & Johnson, 3.75%, 03/03/47		10,000	(9,980,317)
JPMorgan Chase & Co., (LIBOR USD 3 Month + 1.38%), 3.96%, 11/15/48(b)		15,000	(14,093,788)
Kennametal, Inc., 3.88%, 02/15/22		437	(435,731)
Kinder Morgan, Inc., 2.25%, 03/16/27	EUR	2,225	(2,580,759)
LKQ European Holdings BV, 3.63%, 04/01/26		4,400	(4,950,120)
Mylan NV, 3.13%, 11/22/28		1,350	(1,573,863)
Netflix, Inc., 5.88%, 11/15/28(a)	USD	9,730	(9,863,788)
Pacific Gas & Electric Co.(e)(j):
4.00%, 12/01/46		5,000	(3,761,500)
5.80%, 03/01/37		3,000	(2,571,600)
6.05%, 03/01/34		3,190	(2,799,225)
Refinitiv US Holdings, Inc., 8.25%, 11/15/26(a)		10,137	(9,503,438)
SM Energy Co.:
5.63%, 06/01/25		3,895	(3,719,725)
6.75%, 09/15/26		3,900	(3,842,085)
Sprint Capital Corp., 6.88%, 11/15/28		15,065	(14,952,013)
Tenet Healthcare Corp., 6.75%, 06/15/23		4,855	(4,776,106)
TransDigm, Inc., 6.38%, 06/15/26		2,915	(2,805,688)
Whiting Petroleum Corp., 6.63%, 01/15/26		1,940	(1,901,200)
Zimmer Biomet Holdings, Inc., 2.43%, 12/13/26	EUR	6,570	(7,750,443)

			(213,453,236)

Zambia — (0.4)%
First Quantum Minerals Ltd.:
6.88%, 03/01/26(a)	USD	8,300	(7,407,750)
7.50%, 04/01/25(a)		5,800	(5,263,500)

			(12,671,250)

Total Corporate Bonds — (14.3)% (Proceeds: $461,635,771)			(460,728,111)

Foreign Government Obligations — (1.7)%

Italy — (1.1)%
Italy Buoni Poliennali Del Tesoro, 0.05%, 04/15/21	EUR	30,105	(34,106,363)

Portugal — (0.6)%
Portugal Obrigacoes do Tesouro OT, 2.13%, 10/17/28(a)		15,700	(19,002,428)

Total Foreign Government Obligations — (1.7)% (Proceeds: $51,057,646)			(53,108,791)

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations — (1.4)%

United States — (1.4)%
U.S. Treasury Notes:
2.63%, 12/31/23	USD	15,480	$(15,608,194)
3.13%, 11/15/28		27,051	(28,185,874)

			(43,794,068)

Total U.S. Treasury Obligations (1.4)% (Proceeds: $43,602,655)			(43,794,068)

Total Borrowed Bonds (17.4)% (Proceeds: $556,296,072)			(557,630,970)

Investments Sold Short — (0.3)%

Corporate Bonds — (0.1)%

France — (0.0)%
Faurecia SA, 3.63%, 06/15/23		1,100	(1,289,907)

United States — (0.1)%
TransDigm, Inc., 6.38%, 06/15/26		1,950	(1,876,875)

Total Corporate Bonds — (0.1)% (Proceeds: $3,162,243)			(3,166,782)

		Shares

Investment Companies — (0.2)%
iShares iBoxx $ High Yield Corporate Bond ETF(t)		75,000	(6,383,250)

Total Investment Companies — (0.2)% (Proceeds: $6,449,766)			(6,383,250)

Total Investments Sold Short — (0.3)% (Proceeds: $9,612,009)			(9,550,032)

Total Investments Net of Options Written, Borrowed Bonds and Investments Sold Short — 94.0% (Cost: $3,129,590,084)			3,019,159,537

Other Assets Less Liabilities — 6.0%			192,985,261

Net Assets — 100.0%			$3,212,144,798

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Non-income producing security.
(f)	Perpetual security with no stated maturity date.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Convertible security.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.
(l)	Zero-coupon bond.
(m)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
(n)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(o)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(r)	The amount to be repurchased assumes the maturity will be the day after the period end.
(s)	Annualized 7-day yield as of period end.

(t)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended and/or related parties of the Fund, were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 01/31/19	Value at 01/31/19	Income (Expense)	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	44,591,252	224,991,598	(b)	—	269,582,850	$269,582,850	$1,547,682	$—	$—
iShares iBoxx High Yield Corporate Bond ETF	—	150,000		(150,000)	—	—	52,473	(43,746)	—
iShares iBoxx $ High Yield Corporate Bond ETF	(95,000)	(682,700)		702,700	(75,000)	(6,383,250)	(247,658)	324,336	32,623

						$263,199,600	$1,352,497	$280,590	$32,623

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Bank plc	(4.00)%	01/08/19	Open	$181,223	$180,760	Corporate Bonds	Open/Demand

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
EURO STOXX 50 Index	6	03/15/19	$216	$5,135
STOXX 600 Banks Index	10	03/15/19	79	1,718

				6,853

Short Contracts
Euro-Bobl	81	03/07/19	12,324	4,486
Euro-Bund	320	03/07/19	60,680	(570,532)
Euro-Schatz	42	03/07/19	5,378	561
U.S. Treasury 10 Year Note	205	03/20/19	25,106	(718,690)
U.S. Treasury 10 Year Ultra Note	101	03/20/19	13,199	(487,082)
U.S. Treasury Long Bond	60	03/20/19	8,801	(457,624)
Long Gilt	121	03/27/19	19,605	(232,158)
U.S. Treasury 2 Year Note	4	03/29/19	849	(5,943)
U.S. Treasury 5 Year Note	61	03/29/19	7,006	(20,096)

				(2,487,078)

				$(2,480,225)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	19,506,668	USD	22,216,534	Barclays Bank plc	02/05/19	$112,650
EUR	251,315,114	USD	287,089,990	BNP Paribas SA	02/05/19	589,147
EUR	589,799,000	USD	673,845,358	Citibank NA	02/05/19	1,294,567
EUR	141,758,532	USD	161,913,051	Deutsche Bank AG	02/05/19	357,221
EUR	127,660,000	USD	145,313,335	Morgan Stanley & Co. International plc	02/05/19	818,420
EUR	3,332,000	USD	3,806,244	UBS AG	02/05/19	7,880
GBP	20,671,000	USD	26,484,719	BNP Paribas SA	02/05/19	628,738
GBP	5,683,162	USD	7,275,647	Deutsche Bank AG	02/05/19	178,766
GBP	7,443,000	USD	9,527,412	Morgan Stanley & Co. International plc	02/05/19	235,321
USD	3,031,837	EUR	2,645,000	Barclays Bank plc	02/05/19	4,118
USD	35,272,827	EUR	30,767,000	BNP Paribas SA	02/05/19	53,998
USD	45,670,287	EUR	39,842,000	Citibank NA	02/05/19	63,352
USD	27,222,508	GBP	20,671,000	BNP Paribas SA	02/05/19	109,052
USD	7,484,383	GBP	5,683,162	Deutsche Bank AG	02/05/19	29,971
USD	9,802,741	GBP	7,443,000	Morgan Stanley & Co. International plc	02/05/19	40,008
EUR	4,280,569	USD	4,902,000	BNP Paribas SA	03/05/19	8,717
EUR	130,378,764	USD	149,321,495	Deutsche Bank AG	03/05/19	250,515
USD	171,063,435	GBP	129,701,301	Citibank NA	03/05/19	711,357
EUR	121,368,353	USD	138,971,315	BNP Paribas SA	03/14/19	377,830
USD	1,378,228	EUR	1,198,938	Barclays Bank plc	03/14/19	1,667
USD	4,070,015	HKD	31,708,668	Morgan Stanley & Co. International plc	03/14/19	22,899
IDR	481,684,749	USD	33,305	UBS AG	03/15/19	1,147

						5,897,341

GBP	129,701,301	USD	170,816,613	Citibank NA	02/05/19	(691,774)
USD	250,312,185	EUR	220,519,666	BNP Paribas SA	02/05/19	(2,115,558)
USD	626,824,490	EUR	549,957,000	Citibank NA	02/05/19	(2,708,499)
USD	161,888,324	EUR	141,758,532	Deutsche Bank AG	02/05/19	(381,949)
USD	144,892,823	EUR	127,660,000	Morgan Stanley & Co. International plc	02/05/19	(1,238,931)
USD	3,782,110	EUR	3,332,000	UBS AG	02/05/19	(32,014)
USD	166,505,342	GBP	129,701,301	Citibank NA	02/05/19	(3,619,498)
USD	1,373,576	GBP	1,074,000	JPMorgan Chase Bank NA	02/05/19	(35,154)
GBP	20,671,000	USD	27,262,093	BNP Paribas SA	03/05/19	(112,421)
GBP	5,683,162	USD	7,495,238	Deutsche Bank AG	03/05/19	(30,869)
GBP	7,443,000	USD	9,816,957	Morgan Stanley & Co. International plc	03/05/19	(41,184)

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	282,853,644	EUR	246,996,000	BNP Paribas SA	03/05/19	$(502,993)
USD	675,431,917	EUR	589,799,000	Citibank NA	03/05/19	(1,192,245)
USD	14,500,426	EUR	12,660,000	Morgan Stanley & Co. International plc	03/05/19	(23,271)
USD	3,815,220	EUR	3,332,000	UBS AG	03/05/19	(7,289)
HKD	3,924,000	USD	500,970	Bank of America NA	03/14/19	(132)
HKD	1,962,000	USD	250,562	HSBC Bank plc	03/14/19	(143)
USD	1,175,220	IDR	17,916,230,885	Morgan Stanley & Co. International plc	03/15/19	(106,274)

						(12,840,198)

	Net Unrealized Depreciation					$(6,942,857)

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
GBP Currency	JPMorgan Chase Bank NA	02/07/19	USD	1.26	GBP	6,530	$75

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	156	02/15/19	USD	2,630.00	USD	42,184	$1,318,200
CBS Corp.	1,000	03/15/19	USD	65.00	USD	4,946	4,500
EURO STOXX Bank Index	573	03/15/19	EUR	90.00	EUR	9,255	115,595
Lions Gate Entertainment Corp.	1,000	03/15/19	USD	25.00	USD	1,837	15,000
Lions Gate Entertainment Corp.	1,200	03/15/19	USD	30.00	USD	2,204	24,000
Lions Gate Entertainment Corp.	1,250	03/15/19	USD	20.00	USD	2,296	71,875
SPDR S&P 500 ETF Trust	1,000	03/15/19	USD	275.00	USD	26,993	316,000
SPDR S&P 500 ETF Trust	1,000	03/15/19	USD	280.00	USD	26,993	144,500
CBOE Volatility Index	850	03/19/19	USD	24.00	USD	1,408	53,125
CBOE Volatility Index	1,500	03/19/19	USD	25.00	USD	2,486	78,750
Freeport-McMoRan, Inc.	1,250	04/18/19	USD	13.00	USD	1,455	51,250
Xerox Corp.	750	04/18/19	USD	32.00	USD	2,116	37,500
Air Lease Corp.	1,700	05/17/19	USD	45.00	USD	6,450	76,500
Lions Gate Entertainment Corp.	2,450	06/21/19	USD	22.50	USD	4,501	189,875
Lions Gate Entertainment Corp.	350	09/20/19	USD	22.50	USD	643	44,625

							2,541,295

Put
Invesco QQQ Trust, Series 1	1,750	02/01/19	USD	158.00	USD	29,428	2,625
CommScope Holding Co., Inc.	1,350	02/15/19	USD	17.00	USD	2,823	10,125
EURO STOXX 50 Index	979	02/15/19	EUR	3,100.00	EUR	30,931	156,879
EURO STOXX 50 Index	1,088	02/15/19	EUR	2,825.00	EUR	34,375	10,585
EURO STOXX 50 Index	2,067	02/15/19	EUR	3,050.00	EUR	65,305	178,624
Invesco QQQ Trust, Series 1	750	02/15/19	USD	160.00	USD	12,612	38,625
Invesco QQQ Trust, Series 1	800	02/15/19	USD	155.00	USD	13,453	15,600
Invesco QQQ Trust, Series 1	850	02/15/19	USD	140.00	USD	14,294	2,975
Invesco Senior Loan ETF	2,500	02/15/19	USD	21.00	USD	5,610	18,750
iShares iBoxx $ High Yield Corporate Bond ETF	3,000	02/15/19	USD	83.00	USD	25,533	22,500
iShares iBoxx $ High Yield Corporate Bond ETF	3,920	02/15/19	USD	82.00	USD	33,363	23,520
iShares J.P. Morgan USD Emerging Markets Bond ETF	500	02/15/19	USD	100.00	USD	5,444	7,500
iShares Russell 2000 ETF	500	02/15/19	USD	141.00	USD	7,453	15,500
iShares Russell 2000 ETF	500	02/15/19	USD	121.00	USD	7,453	1,250
iShares Russell 2000 ETF	650	02/15/19	USD	120.00	USD	9,689	1,625
iShares Russell 2000 ETF	750	02/15/19	USD	139.00	USD	11,180	15,750
Pacific Gas & Electric Co.	250	02/15/19	USD	10.00	USD	325	5,625
Pacific Gas & Electric Co.	500	02/15/19	USD	13.00	USD	650	45,000
Pacific Gas & Electric Co.	500	02/15/19	USD	8.00	USD	650	5,000
Pacific Gas & Electric Co.	1,000	02/15/19	USD	5.00	USD	1,300	10,000

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
S&P 500 Index	184	02/15/19	USD	2,630.00	USD	49,755	$181,240
S&P 500 Index	184	02/15/19	USD	2,410.00	USD	49,755	20,700
SPDR S&P 500 ETF Trust	500	02/15/19	USD	251.00	USD	13,497	12,750
SPDR S&P 500 ETF Trust	650	02/15/19	USD	260.00	USD	17,545	44,200
SPDR S&P 500 ETF Trust	650	02/15/19	USD	231.00	USD	17,545	4,875
Sprint Corp.	3,000	02/15/19	USD	5.00	USD	1,872	19,500
Sprint Corp.	3,250	02/15/19	USD	6.00	USD	2,028	69,875
VanEck Vectors Semiconductor ETF	350	02/15/19	USD	80.00	USD	3,369	1,225
VanEck Vectors Semiconductor ETF	1,500	02/15/19	USD	85.00	USD	14,441	19,500
iShares iBoxx $ High Yield Corporate Bond ETF	1,250	02/22/19	USD	83.00	USD	10,639	13,750
U.S. Treasury 10 Year Note	150	02/22/19	USD	117.00	USD	15,000	—
U.S. Treasury 10 Year Note	200	02/22/19	USD	120.00	USD	20,000	3,125
U.S. Treasury 10 Year Note	500	02/22/19	USD	119.50	USD	50,000	—
Casino Guichard Perrachon SA	1,253	03/15/19	EUR	37.00	EUR	5,389	154,892
Energizer Holdings, Inc.	350	03/15/19	USD	40.00	USD	1,659	11,375
Ford Motor Co.	1,850	03/15/19	USD	8.00	USD	1,628	17,575
Freeport-McMoRan, Inc.	750	03/15/19	USD	9.00	USD	873	3,750
General Electric Co.	7,407	03/15/19	USD	8.00	USD	7,526	59,256
Invesco Senior Loan ETF	8,000	03/15/19	USD	22.00	USD	17,952	60,000
iShares iBoxx $ High Yield Corporate Bond ETF	650	03/15/19	USD	77.00	USD	5,532	5,525
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	03/15/19	USD	83.00	USD	8,511	34,500
iShares iBoxx $ High Yield Corporate Bond ETF	1,500	03/15/19	USD	84.00	USD	12,767	87,000
iShares iBoxx $ High Yield Corporate Bond ETF	2,550	03/15/19	USD	78.00	USD	21,703	20,400
iShares J.P. Morgan USD Emerging Markets Bond ETF	1,150	03/15/19	USD	100.00	USD	12,521	14,375
iShares Russell 2000 ETF	750	03/15/19	USD	140.00	USD	11,180	80,250
Mattel, Inc.	500	03/15/19	USD	11.00	USD	592	28,750
Pacific Gas & Electric Co.	500	03/15/19	USD	9.00	USD	650	18,750
SPDR S&P 500 ETF Trust	750	03/15/19	USD	261.00	USD	20,245	196,125
SPDR S&P 500 ETF Trust	1,000	03/15/19	USD	245.00	USD	26,993	84,000
SPDR S&P 500 ETF Trust	1,500	03/15/19	USD	252.00	USD	40,490	204,000
U.S. Treasury 10 Year Note	400	03/22/19	USD	121.50	USD	40,000	75,000
Advanced Micro Devices, Inc.	850	04/18/19	USD	15.00	USD	2,075	8,500
Bausch Health Cos., Inc.	500	04/18/19	USD	20.00	USD	1,228	27,750
Bausch Health Cos., Inc.	1,250	04/18/19	USD	17.00	USD	3,069	31,875
CenturyLink, Inc.	650	04/18/19	USD	14.00	USD	996	46,475
Chesapeake Energy Corp.	2,500	04/18/19	USD	1.50	USD	713	5,000
First Quantum Minerals Ltd.	500	04/18/19	CAD	12.00	CAD	562	18,646
First Quantum Minerals Ltd.	1,750	04/18/19	CAD	10.00	CAD	1,966	31,965
Horizon Pharma plc	500	04/18/19	USD	20.00	USD	1,075	60,000
Invesco Senior Loan ETF	7,500	04/18/19	USD	22.00	USD	16,830	93,750
iShares iBoxx $ High Yield Corporate Bond ETF	350	04/18/19	USD	77.00	USD	2,979	4,725
iShares MSCI Europe Financials Sector Index Fund	750	04/18/19	USD	17.00	USD	1,350	20,625
iShares MSCI Europe Financials Sector Index Fund	1,250	04/18/19	USD	16.00	USD	2,250	25,000
iShares U.S. Preferred Stock ETF	1,500	04/18/19	USD	33.00	USD	5,424	15,000
NCR Corp.	650	04/18/19	USD	20.00	USD	1,739	16,250
CommScope Holding Co., Inc.	500	05/17/19	USD	17.00	USD	1,046	31,250
Sprint Corp.	2,900	05/17/19	USD	6.00	USD	1,810	118,900
Teva Pharmaceutical Industries Ltd.	500	06/21/19	USD	13.00	USD	993	9,000
First Quantum Minerals Ltd.	600	07/19/19	CAD	10.00	CAD	674	24,887
Invesco Senior Loan ETF	6,350	07/19/19	USD	21.00	USD	14,249	142,875
iShares MSCI Europe Financials Sector Index Fund	500	07/19/19	USD	15.00	USD	900	12,500
iShares U.S. Preferred Stock ETF	500	07/19/19	USD	32.00	USD	1,808	13,750
Sprint Corp.	2,000	08/16/19	USD	6.00	USD	1,248	111,000

							3,004,044

							$5,545,339

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Description	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Bought Protection on 5-Year Credit Default Swap	1.00%	Quarterly	ITRAXX.EUR.30.V1	Quarterly	Citibank NA	02/20/19	EUR	100.00	EUR	72,800	$7,704
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	CDX.NA.HY.31.V2	Quarterly	Goldman Sachs International	04/17/19	USD	102.50	USD	30,000	149,800
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR.CROSSOVER.30.V2	Quarterly	Citibank NA	02/20/19	EUR	350.00	EUR	49,600	52,193
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR.CROSSOVER.30.V2	Quarterly	Citibank NA	02/20/19	EUR	350.00	EUR	49,600	52,193
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	CDX.NA.HY.31.V1	Quarterly	Goldman Sachs International	03/20/19	USD	101.00	USD	20,000	34,442

											$296,332

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	156	02/15/19	USD	2,700.00	USD	42,184	$(507,780)

Put
Invesco QQQ Trust, Series 1	1,750	02/01/19	USD	155.00	USD	29,428	(1,750)
EURO STOXX 50 Index	979	02/15/19	EUR	3,000.00	EUR	30,931	(40,340)
EURO STOXX 50 Index	1,088	02/15/19	EUR	2,925.00	EUR	34,375	(21,793)
EURO STOXX 50 Index	2,067	02/15/19	EUR	2,950.00	EUR	65,305	(50,867)
Invesco QQQ Trust, Series 1	750	02/15/19	USD	150.00	USD	12,612	(7,125)
Invesco QQQ Trust, Series 1	800	02/15/19	USD	145.00	USD	13,453	(4,400)
Invesco QQQ Trust, Series 1	850	02/15/19	USD	125.00	USD	14,294	(1,700)
Invesco Senior Loan ETF	2,500	02/15/19	USD	20.00	USD	5,610	(12,500)
iShares iBoxx $ High Yield Corporate Bond ETF	500	02/15/19	USD	79.00	USD	4,256	(3,000)
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	02/15/19	USD	75.00	USD	8,511	(1,000)
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	02/15/19	USD	76.00	USD	8,511	(4,000)
iShares iBoxx $ High Yield Corporate Bond ETF	4,420	02/15/19	USD	80.00	USD	37,619	(11,050)
iShares Russell 2000 ETF	500	02/15/19	USD	131.00	USD	7,453	(3,250)
iShares Russell 2000 ETF	750	02/15/19	USD	129.00	USD	11,180	(3,750)
iShares Russell 2000 ETF	1,150	02/15/19	USD	105.00	USD	17,142	(1,150)
PG&E Corp.	1,000	02/15/19	USD	4.00	USD	1,300	(5,000)
S&P 500 Index	184	02/15/19	USD	2,510.00	USD	49,755	(44,620)
S&P 500 Index	184	02/15/19	USD	2,530.00	USD	49,755	(56,120)
SPDR S&P 500 ETF Trust	500	02/15/19	USD	241.00	USD	13,497	(6,250)
SPDR S&P 500 ETF Trust	650	02/15/19	USD	211.00	USD	17,545	(2,275)
SPDR S&P 500 ETF Trust	650	02/15/19	USD	250.00	USD	17,545	(15,275)
VanEck Vectors Semiconductor ETF	1,500	02/15/19	USD	75.00	USD	14,441	(6,000)
iShares iBoxx $ High Yield Corporate Bond ETF	1,250	02/22/19	USD	80.00	USD	10,639	(12,500)
Invesco Senior Loan ETF	8,000	03/15/19	USD	21.00	USD	17,952	(40,000)
iShares iBoxx $ High Yield Corporate Bond ETF	500	03/15/19	USD	81.00	USD	4,256	(6,750)
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	03/15/19	USD	80.00	USD	8,511	(11,500)
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	03/15/19	USD	76.00	USD	8,511	(12,000)
iShares Russell 2000 ETF	750	03/15/19	USD	125.00	USD	11,180	(15,375)
SPDR S&P 500 ETF Trust	500	03/15/19	USD	230.00	USD	13,497	(17,750)
SPDR S&P 500 ETF Trust	1,000	03/15/19	USD	215.00	USD	26,993	(18,500)
SPDR S&P 500 ETF Trust	1,750	03/15/19	USD	220.00	USD	47,238	(39,375)

							(476,965)

							$(984,745)

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Credit Rating	Exercise Price	Notional Amount (000)		Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR.CROSSOVER.30.V2	Quarterly	5.00%	Quarterly	Citibank NA	02/20/19	B+	EUR 412.50	EUR	49,600	$(13,451)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR.CROSSOVER.30.V2	Quarterly	5.00	Quarterly	Citibank NA	02/20/19	B+	EUR 412.50	EUR	49,600	(13,451)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.31.V1	Quarterly	5.00	Quarterly	Goldman Sachs International	03/20/19	B+	USD 97.00	USD	20,000	(15,380)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.31.V2	Quarterly	5.00	Quarterly	Goldman Sachs International	04/17/19	NR	USD 98.50	USD	30,000	(56,980)

											$(99,262)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V3	5.00%	Quarterly	06/20/23	USD	15,670	$(1,129,372)	$(949,604)	$(179,768)
CDX.NA.HY.30.V3	5.00%	Quarterly	12/20/23	USD	15,000	(977,171)	(986,922)	9,751
CDX.NA.IG.31.V1	1.00%	Quarterly	12/20/23	USD	250,500	(4,126,347)	(3,044,674)	(1,081,673)
ITRAXX.EUR.CROSSOVER.30.V2	5.00%	Quarterly	12/20/23	EUR	58,340	(5,841,196)	(4,386,151)	(1,455,045)

						$(12,074,086)	$(9,367,351)	$(2,706,735)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.FINSUB.30.V1	1.00%	Quarterly	12/20/23	NR	EUR	6,270	$(237,595)	$(462,641)	$225,046

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.89%	Semi-Annual	3 month LIBOR	Quarterly	09/11/19	USD	5,000	$7,517	$—	$7,517
1.99%	Semi-Annual	3 month LIBOR	Quarterly	09/23/19	USD	7,500	4,196	—	4,196
1.78%	Semi-Annual	3 month LIBOR	Quarterly	12/23/19	USD	6,000	55,289	—	55,289
1.44%	Semi-Annual	3 month LIBOR	Quarterly	01/22/20	USD	2,480	30,459	—	30,459
3 month LIBOR	Quarterly	1.44%	Semi-Annual	01/22/20	USD	2,790	(34,296)	—	(34,296)
1.67%	Semi-Annual	3 month LIBOR	Quarterly	02/13/20	USD	1,930	15,962	—	15,962
1.69%	Semi-Annual	3 month LIBOR	Quarterly	02/20/20	USD	4,000	32,230	—	32,230
1.65%	Semi-Annual	3 month LIBOR	Quarterly	04/20/20	USD	4,000	34,068	—	34,068
1.69%	Semi-Annual	3 month LIBOR	Quarterly	05/29/20	USD	6,000	86,754	—	86,754
1.92%	Semi-Annual	3 month LIBOR	Quarterly	06/12/20	USD	4,000	44,819	—	44,819
1.54%	Semi-Annual	3 month LIBOR	Quarterly	11/04/20	USD	9,000	189,781	—	189,781
2.38%	Semi-Annual	3 month LIBOR	Quarterly	09/23/21	USD	1,000	(542)	—	(542)
3.09%	Semi-Annual	3 month LIBOR	Quarterly	11/16/21	USD	6,000	(90,808)	—	(90,808)
1.91%	Semi-Annual	3 month LIBOR	Quarterly	02/13/22	USD	2,080	32,935	—	32,935
1.80%	Semi-Annual	3 month LIBOR	Quarterly	04/02/22	USD	3,000	57,922	—	57,922
1.86%	Semi-Annual	3 month LIBOR	Quarterly	04/20/22	USD	3,000	50,825	—	50,825
3.15%	Semi-Annual	3 month LIBOR	Quarterly	11/16/23	USD	48,000	(1,371,210)	—	(1,371,210)
1.92%	Semi-Annual	3 month LIBOR	Quarterly	01/22/25	USD	920	33,393	—	33,393
1.92%	Semi-Annual	3 month LIBOR	Quarterly	01/22/25	USD	4,230	153,652	—	153,652
2.01%	Semi-Annual	3 month LIBOR	Quarterly	10/23/25	USD	8,200	254,355	—	254,355

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.20%	Semi-Annual	3 month LIBOR	Quarterly	04/20/27	USD	1,200	$32,369	—	$32,369
2.20%	Semi-Annual	3 month LIBOR	Quarterly	04/20/27	USD	1,500	39,881	—	39,881
3.29%	Semi-Annual	3 month LIBOR	Quarterly	10/11/28	USD	9,309	(572,997)	—	(572,997)
3.31%	Semi-Annual	3 month LIBOR	Quarterly	10/11/48	USD	2,226	(242,525)	—	(242,525)

							$(1,155,971)	$—	$(1,155,971)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Sony Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	03/20/19	JPY	2,000,000	$(44,293)	$136,178	$(180,471)
Southwest Airlines Co.	1.00	Quarterly	Credit Suisse International	12/20/19	USD	10,000	(90,590)	(29,300)	(61,290)
Thomas Cook Group plc	5.00	Quarterly	Credit Suisse International	12/20/19	EUR	860	53,663	41,381	12,282
Raytheon Co.	1.00	Quarterly	Goldman Sachs Bank USA	03/20/20	USD	15,555	(179,596)	(142,108)	(37,488)
Raytheon Co.	1.00	Quarterly	Goldman Sachs Bank USA	03/20/20	USD	15,485	(178,787)	(141,426)	(37,361)
Boston Scientific Corp.	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	15,000	(197,735)	(99,287)	(98,448)
Thomas Cook Group plc	5.00	Quarterly	Bank of America NA	06/20/20	EUR	4,670	459,631	(292,273)	751,904
Eskom Holdings SOC Ltd.	1.00	Quarterly	Barclays Bank plc	12/20/20	USD	6,480	441,726	385,994	55,732
Frontier Communications Corp.	5.00	Quarterly	Goldman Sachs International	12/20/20	USD	2,920	567,801	351,308	216,493
Mattel, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	4,870	38,128	74,602	(36,474)
Mattel, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	4,870	38,129	104,313	(66,184)
Wind Tre SpA	5.00	Quarterly	Credit Suisse International	12/20/20	EUR	1,400	(110,192)	(108,777)	(1,415)
Wind Tre SpA	5.00	Quarterly	Credit Suisse International	12/20/20	EUR	4,000	(314,835)	(250,783)	(64,052)
HP, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/21	USD	5,500	(102,467)	125,055	(227,522)
Loews Corp.	1.00	Quarterly	Citibank NA	06/20/21	USD	20,000	(372,236)	(281,131)	(91,105)
Pacific Gas & Electric Co.	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/21	USD	2,500	538,512	218,074	320,438
Republic of Colombia	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/21	USD	2,700	(18,812)	68,372	(87,184)
Staples, Inc.	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/21	USD	4,800	(384,115)	(110,966)	(273,149)
Stena AB	5.00	Quarterly	Goldman Sachs International	06/20/21	EUR	210	(9,761)	(7,220)	(2,541)
Stena AB	5.00	Quarterly	Goldman Sachs International	06/20/21	EUR	1,250	(58,100)	(48,370)	(9,730)
United Mexican States	1.00	Quarterly	Credit Suisse International	06/20/21	USD	5,000	(22,117)	65,775	(87,892)
Frontier Communications Corp.	5.00	Quarterly	Barclays Bank plc	12/20/21	USD	2,625	738,515	437,487	301,028
Frontier Communications Corp.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/21	USD	1,750	492,344	286,680	205,664
Pacific Gas & Electric Co.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/21	USD	2,500	535,774	220,963	314,811
Wind Tre SpA	5.00	Quarterly	Citibank NA	12/20/21	EUR	1,000	(84,455)	(70,601)	(13,854)
Wind Tre SpA	5.00	Quarterly	Credit Suisse International	12/20/21	EUR	450	(38,005)	(39,992)	1,987
Rio Tinto Finance USA Ltd.	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/22	USD	9,000	(167,618)	(25,184)	(142,434)
CenturyLink, Inc.	1.00	Quarterly	Goldman Sachs International	12/20/22	USD	4,350	376,435	479,241	(102,806)
Staples, Inc.	5.00	Quarterly	Barclays Bank plc	12/20/22	USD	6,078	(399,101)	193,806	(592,907)
Unitymedia GmbH	5.00	Quarterly	Credit Suisse International	12/20/22	EUR	1,100	(214,186)	(188,665)	(25,521)
Cable & Wireless International Finance BV	5.00	Quarterly	Goldman Sachs International	06/20/23	EUR	2,620	(449,880)	(430,914)	(18,966)
CSC Holdings LLC	5.00	Quarterly	Goldman Sachs International	06/20/23	USD	4,350	(580,343)	(299,497)	(280,846)
CSC Holdings LLC	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	USD	4,350	(580,343)	(308,010)	(272,333)
Intesa Sanpaolo SpA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	EUR	2,200	249,143	214,146	34,997
Intesa Sanpaolo SpA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	EUR	3,144	356,049	304,641	51,408
Intesa Sanpaolo SpA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	EUR	4,800	543,585	475,843	67,742
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	Barclays Bank plc	06/20/23	EUR	900	(183,351)	(198,481)	15,130
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	BNP Paribas SA	06/20/23	EUR	1,400	(285,213)	(291,662)	6,449
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	6,600	(1,344,577)	(1,285,249)	(59,328)
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	1,400	(285,213)	(287,116)	1,903
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	Goldman Sachs International	06/20/23	EUR	1,400	(285,213)	(270,933)	(14,280)
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	EUR	900	(183,351)	(188,296)	4,945
Unitymedia GmbH	5.00	Quarterly	Barclays Bank plc	06/20/23	EUR	1,160	(245,137)	(247,586)	2,449
Unitymedia GmbH	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	3,925	(829,448)	(831,740)	2,292
Unitymedia GmbH	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	1,670	(352,912)	(372,589)	19,677
UPC Holding BV	5.00	Quarterly	Citibank NA	06/20/23	EUR	1,390	(255,271)	(226,313)	(28,958)
UPC Holding BV	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	2,300	(422,390)	(368,052)	(54,338)

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	1,400	$(257,107)	$(242,679)	$(14,428)
UPC Holding BV	5.00	Quarterly	Goldman Sachs International	06/20/23	EUR	920	(168,956)	(148,019)	(20,937)
UPC Holding BV	5.00	Quarterly	Goldman Sachs International	06/20/23	EUR	900	(165,283)	(152,513)	(12,770)
AK Steel Corp.	5.00	Quarterly	Goldman Sachs International	12/20/23	USD	2,920	384,132	140,432	243,700
Altice Luxembourg SA	5.00	Quarterly	Barclays Bank plc	12/20/23	EUR	930	82,118	97,011	(14,893)
Altice Luxembourg SA	5.00	Quarterly	Barclays Bank plc	12/20/23	EUR	3,160	279,024	464,767	(185,743)
Altice Luxembourg SA	5.00	Quarterly	Citibank NA	12/20/23	EUR	2,690	237,524	262,249	(24,725)
Anglo American Capital plc	5.00	Quarterly	Barclays Bank plc	12/20/23	EUR	5,360	(1,070,110)	(973,034)	(97,076)
ArcelorMittal	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	1,045	(173,182)	(140,726)	(32,456)
ArcelorMittal	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	2,300	(381,167)	(425,628)	44,461
ArcelorMittal	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	530	(87,834)	(73,445)	(14,389)
ArcelorMittal	5.00	Quarterly	Morgan Stanley & Co. International plc	12/20/23	EUR	75	(12,430)	(10,659)	(1,771)
Ardagh Packaging Finance plc	5.00	Quarterly	BNP Paribas SA	12/20/23	EUR	1,275	(117,038)	(113,147)	(3,891)
Ardagh Packaging Finance plc	5.00	Quarterly	Citibank NA	12/20/23	EUR	590	(54,158)	(57,470)	3,312
Ardagh Packaging Finance plc	5.00	Quarterly	Credit Suisse International	12/20/23	EUR	600	(55,076)	(44,251)	(10,825)
Arrow Electronics, Inc.	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	7,800	(36,963)	37,838	(74,801)
Baxter International, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	15,000	(401,018)	(376,568)	(24,450)
Bombardier, Inc.	5.00	Quarterly	Barclays Bank plc	12/20/23	USD	1,950	75,534	56,904	18,630
Bombardier, Inc.	5.00	Quarterly	Barclays Bank plc	12/20/23	USD	1,940	75,147	91,407	(16,260)
Bombardier, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/23	USD	2,920	113,107	147,908	(34,801)
Bombardier, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/23	USD	2,920	113,107	109,111	3,996
Bombardier, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/23	USD	2,920	113,107	79,321	33,786
Bombardier, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/23	USD	1,940	75,147	85,903	(10,756)
Cable & Wireless International Finance BV	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	2,240	(398,867)	(461,678)	62,811
Cable & Wireless International Finance BV	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	2,115	(376,677)	(415,578)	38,901
Cable & Wireless International Finance BV	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	2,170	(386,403)	(448,071)	61,668
Caterpillar, Inc.	1.00	Quarterly	Citibank NA	12/20/23	USD	15,000	(357,492)	(335,380)	(22,112)
Caterpillar, Inc.	1.00	Quarterly	Citibank NA	12/20/23	USD	7,800	(185,896)	(153,653)	(32,243)
Caterpillar, Inc.	1.00	Quarterly	Goldman Sachs International	12/20/23	USD	4,870	(116,066)	(74,553)	(41,513)
Cellnex Telecom SA	5.00	Quarterly	Credit Suisse International	12/20/23	EUR	7,700	(1,416,187)	(1,529,562)	113,375
Cellnex Telecom SA	5.00	Quarterly	Credit Suisse International	12/20/23	EUR	1,200	(220,704)	(237,324)	16,620
Clariant AG	1.00	Quarterly	Barclays Bank plc	12/20/23	EUR	2,186	(26,152)	(38,831)	12,679
Clariant AG	1.00	Quarterly	Barclays Bank plc	12/20/23	EUR	547	(6,543)	(2,661)	(3,882)
Clariant AG	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	2,180	(26,083)	(11,875)	(14,208)
Danske Bank A/S	1.00	Quarterly	BNP Paribas SA	12/20/23	EUR	2,480	64,792	102,358	(37,566)
Dell, Inc.	1.00	Quarterly	Citibank NA	12/20/23	USD	4,870	371,450	451,489	(80,039)
Dell, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	1,920	146,445	148,166	(1,721)
Elis SA	5.00	Quarterly	BNP Paribas SA	12/20/23	EUR	1,400	(285,332)	(278,984)	(6,348)
Elis SA	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	1,300	(264,952)	(252,217)	(12,735)
Fiat Chrysler Automobiles NV	5.00	Quarterly	Barclays Bank plc	12/20/23	EUR	3,090	(570,430)	(512,968)	(57,462)
General Electric Co.	1.00	Quarterly	Goldman Sachs International	12/20/23	USD	4,870	101,201	230,359	(129,158)
General Electric Co.	1.00	Quarterly	Goldman Sachs International	12/20/23	USD	2,920	60,679	128,569	(67,890)
General Motors Co.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	20,840	(3,157,583)	(2,957,798)	(199,785)
HeidelbergCement Finance Luxembourg SA	5.00	Quarterly	Bank of America NA	12/20/23	EUR	2,272	(472,895)	(463,615)	(9,280)
HeidelbergCement Finance Luxembourg SA	5.00	Quarterly	Barclays Bank plc	12/20/23	EUR	2,816	(585,974)	(565,019)	(20,955)
HeidelbergCement Finance Luxembourg SA	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	2,272	(472,895)	(456,538)	(16,357)
INEOS Group Holdings SA	5.00	Quarterly	Barclays Bank plc	12/20/23	EUR	4,450	(353,580)	(333,512)	(20,068)
International Game Technology plc	5.00	Quarterly	Credit Suisse International	12/20/23	EUR	4,800	(635,040)	(556,375)	(78,665)
International Game Technology plc	5.00	Quarterly	Credit Suisse International	12/20/23	EUR	4,800	(635,040)	(541,220)	(93,820)
Jaguar Land Rover Automotive plc	5.00	Quarterly	Credit Suisse International	12/20/23	EUR	740	89,146	80,999	8,147
Jaguar Land Rover Automotive plc	5.00	Quarterly	Morgan Stanley & Co. International plc	12/20/23	EUR	1,480	178,291	103,331	74,960
Kohl’s Corp.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	15,000	311,471	168,983	142,488
LANXESS AG	1.00	Quarterly	Bank of America NA	12/20/23	EUR	6,113	(15,011)	(118,429)	103,418
Leonardo SpA	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	4,100	(788,395)	(715,931)	(72,464)
Marks & Spencer plc	1.00	Quarterly	Barclays Bank plc	12/20/23	EUR	9,982	508,458	263,908	244,550

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Marks & Spencer plc	1.00%	Quarterly	BNP Paribas SA	12/20/23	EUR	700	$35,656	$41,936	$(6,280)
Marks & Spencer plc	1.00	Quarterly	Citibank NA	12/20/23	EUR	5,540	282,194	186,457	95,737
Matterhorn Telecom Holding SA	5.00	Quarterly	Credit Suisse International	12/20/23	EUR	2,830	(218,600)	(185,387)	(33,213)
Matterhorn Telecom SA	5.00	Quarterly	Barclays Bank plc	12/20/23	EUR	1,100	(84,968)	(99,622)	14,654
Matterhorn Telecom SA	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	1,100	(84,968)	(92,076)	7,108
Next plc	1.00	Quarterly	Barclays Bank plc	12/20/23	EUR	2,220	23,198	61,941	(38,743)
Next plc	1.00	Quarterly	Barclays Bank plc	12/20/23	EUR	14,200	148,381	123,835	24,546
Next plc	1.00	Quarterly	Goldman Sachs International	12/20/23	EUR	3,230	33,751	29,755	3,996
Nordstrom, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	15,000	497,093	188,248	308,845
OI European Group BV	5.00	Quarterly	BNP Paribas SA	12/20/23	EUR	2,200	(380,892)	(430,282)	49,390
People’s Republic of China	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	18,590	(373,307)	(260,053)	(113,254)
Peugeot SA	5.00	Quarterly	Citibank NA	12/20/23	EUR	2,300	(457,240)	(458,324)	1,084
Peugeot SA	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	4,600	(914,481)	(958,508)	44,027
Peugeot SA	5.00	Quarterly	Societe Generale SA	12/20/23	EUR	2,210	(439,348)	(405,045)	(34,303)
Renault SA	1.00	Quarterly	Citibank NA	12/20/23	EUR	838	17,185	23,198	(6,013)
Renault SA	1.00	Quarterly	Goldman Sachs International	12/20/23	EUR	1,023	20,979	24,806	(3,827)
Renault SA	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	4,430	90,851	91,482	(631)
Repsol International Finance BV	1.00	Quarterly	Barclays Bank plc	12/20/23	EUR	4,300	(71,127)	(9,300)	(61,827)
Repsol International Finance BV	1.00	Quarterly	Goldman Sachs International	12/20/23	EUR	7,240	(119,757)	(85,829)	(33,928)
Repsol International Finance BV	1.00	Quarterly	Societe Generale SA	12/20/23	EUR	4,510	(74,600)	(26,827)	(47,773)
Republic of South Africa	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	4,520	174,594	244,744	(70,150)
Rio Tinto Finance USA Ltd.	1.00	Quarterly	Citibank NA	12/20/23	USD	13,050	(215,087)	(211,944)	(3,143)
Simon Property Group LP	1.00	Quarterly	Goldman Sachs International	12/20/23	USD	9,750	(144,878)	(82,498)	(62,380)
Standard Chartered plc	1.00	Quarterly	Citibank NA	12/20/23	EUR	6,270	230,308	502,271	(271,963)
Staples, Inc.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	3,550	(99,176)	86,815	(185,991)
Staples, Inc.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	2,920	(81,576)	91,562	(173,138)
Stena AB	5.00	Quarterly	Citibank NA	12/20/23	EUR	4,680	271,621	143,667	127,954
Stena AB	5.00	Quarterly	Credit Suisse International	12/20/23	EUR	390	22,635	11,545	11,090
STMicroelectronics NV	1.00	Quarterly	Barclays Bank plc	12/20/23	EUR	1,560	(19,838)	(4,570)	(15,268)
STMicroelectronics NV	1.00	Quarterly	Barclays Bank plc	12/20/23	EUR	3,135	(39,866)	(12,790)	(27,076)
Sudzucker International Finance BV	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	3,990	73,080	113,530	(40,450)
Sunrise Communications Holdings SA	5.00	Quarterly	Citibank NA	12/20/23	EUR	4,000	(1,026,306)	(969,599)	(56,707)
Telenor ASA	1.00	Quarterly	Citibank NA	12/20/23	EUR	10,300	(425,197)	(399,195)	(26,002)
Telia Co. AB	1.00	Quarterly	Barclays Bank plc	12/20/23	EUR	4,180	(139,375)	(120,284)	(19,091)
Telia Co. AB	1.00	Quarterly	Barclays Bank plc	12/20/23	EUR	4,900	(163,382)	(157,906)	(5,476)
Total Capital SA	1.00	Quarterly	BNP Paribas SA	12/20/23	EUR	7,685	(315,865)	(267,647)	(48,218)
Total Capital SA	1.00	Quarterly	Societe Generale SA	12/20/23	EUR	4,510	(185,368)	(136,660)	(48,708)
UniCredit SpA	1.00	Quarterly	Citibank NA	12/20/23	EUR	1,404	194,809	165,349	29,460
UniCredit SpA	1.00	Quarterly	HSBC Bank plc	12/20/23	EUR	5,100	707,638	847,775	(140,137)
UPC Holding BV	5.00	Quarterly	Citibank NA	12/20/23	EUR	2,090	(404,720)	(326,007)	(78,713)
Vodafone Group plc	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/23	EUR	10,200	(58,111)	(38,505)	(19,606)
Xerox Corp.	1.00	Quarterly	Bank of America NA	12/20/23	USD	4,870	297,443	357,498	(60,055)
Xerox Corp.	1.00	Quarterly	Bank of America NA	12/20/23	USD	4,875	297,748	338,937	(41,189)
Xerox Corp.	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	7,750	473,344	374,654	98,690
Xerox Corp.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	2,920	178,343	206,106	(27,763)

							$(17,662,029)	$(15,710,307)	$(1,951,722)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Quarterly	Goldman Sachs International	12/20/20	NR	USD	3,750	$56,937	$(39,528)	$96,465
General Motors Co.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/21	BBB	USD	15,000	1,725,588	1,650,852	74,736
Advanced Micro Devices, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/23	B+	USD	2,650	424,360	284,601	139,759
Advanced Micro Devices, Inc.	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	B+	USD	4,350	696,592	441,533	255,059
Boparan Finance plc	5.00	Quarterly	Barclays Bank plc	06/20/23	CCC+	EUR	1,500	(361,576)	(124,282)	(237,294)
Boparan Finance plc	5.00	Quarterly	Citibank NA	06/20/23	CCC+	EUR	2,400	(578,521)	(161,975)	(416,546)

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Boparan Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/23	CCC+	EUR	1,800	$(433,891)	$(138,908)	$(294,983)
Casino Guichard Perrachon SA	1.00	Quarterly	Bank of America NA	06/20/23	BB	EUR	542	(97,419)	(74,483)	(22,936)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	1,000	(179,730)	(115,024)	(64,706)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	1,830	(328,901)	(240,260)	(88,641)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	1,538	(276,467)	(137,893)	(138,574)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	1,556	(279,626)	(139,469)	(140,157)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	1,830	(328,905)	(251,043)	(77,862)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB	EUR	1,400	(251,622)	(183,225)	(68,397)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB	EUR	1,383	(248,629)	(179,220)	(69,409)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB	EUR	1,597	(287,003)	(180,164)	(106,839)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB	EUR	2,300	(413,379)	(270,109)	(143,270)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB	EUR	1,731	(311,096)	(216,435)	(94,661)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	06/20/23	BB	EUR	1,582	(284,366)	(143,205)	(141,161)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	1,370	(246,230)	(166,744)	(79,486)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	1,733	(311,396)	(216,645)	(94,751)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	1,040	(186,838)	(121,673)	(65,165)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	1,626	(292,265)	(144,358)	(147,907)
Casino Guichard Perrachon SA	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB	EUR	4,150	(745,878)	(541,374)	(204,504)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/23	B-	EUR	1,400	(407,980)	(3,635)	(404,345)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/23	B-	EUR	100	(29,141)	863	(30,004)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	B-	EUR	2,360	(687,737)	(20,061)	(667,676)
Sprint Communications, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/23	B	USD	4,800	469,212	374,134	95,078
Thomas Cook Group plc	5.00	Quarterly	Barclays Bank plc	06/20/23	B+	EUR	960	(217,953)	120,205	(338,158)
Thomas Cook Group plc	5.00	Quarterly	Citibank NA	06/20/23	B+	EUR	2,391	(542,784)	286,805	(829,589)
Thomas Cook Group plc	5.00	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	1,078	(244,755)	129,406	(374,161)
Thomas Cook Group plc	5.00	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	1,160	(263,358)	131,875	(395,233)
Thomas Cook Group plc	5.00	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	1,440	(326,928)	171,157	(498,085)
T-Mobile USA, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/23	BB+	USD	2,875	463,886	292,302	171,584
Virgin Media Finance plc	5.00	Quarterly	Goldman Sachs International	06/20/23	B	EUR	980	152,720	139,111	13,609
Virgin Media Finance plc	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	2,500	389,592	363,895	25,697
ADLER Real Estate AG	5.00	Quarterly	Goldman Sachs International	12/20/23	BB+	EUR	4,660	818,541	593,981	224,560
Advanced Micro Devices, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/23	B+	USD	4,475	748,255	715,592	32,663
Advanced Micro Devices, Inc.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	B+	USD	4,475	748,255	737,968	10,287
Chesapeake Energy Corp.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	USD	4,860	(133,186)	(17,984)	(115,202)
Chesapeake Energy Corp.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	USD	4,860	(133,186)	92,280	(225,466)
Chesapeake Energy Corp.	5.00	Quarterly	Morgan Stanley & Co. International plc	12/20/23	B-	USD	4,860	(133,186)	(17,990)	(115,196)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	4,180	(563,787)	(296,313)	(267,474)
Ford Motor Credit Co. LLC	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BBB	USD	7,500	795,776	793,862	1,914
Freeport-McMoRan, Inc.	1.00	Quarterly	Barclays Bank plc	12/20/23	BB	USD	2,920	(167,399)	(186,892)	19,493
Freeport-McMoRan, Inc.	1.00	Quarterly	Goldman Sachs International	12/20/23	BB	USD	4,870	(279,189)	(214,298)	(64,891)
Freeport-McMoRan, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BB	USD	2,920	(167,399)	(193,524)	26,125
Freeport-McMoRan, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BB	USD	2,920	(167,399)	(186,425)	19,026
Freeport-McMoRan, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BB	USD	4,870	(279,189)	(247,307)	(31,882)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	1,517	(477,314)	28,386	(505,700)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	348	(109,475)	6,510	(115,985)
HCA, Inc.	5.00	Quarterly	Barclays Bank plc	12/20/23	BB-	USD	2,920	500,399	424,047	76,352
HCA, Inc.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BB-	USD	1,950	334,171	286,058	48,113
Monitchem HoldCo 3 SA	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	1,603	23,248	37,763	(14,515)
Monitchem HoldCo 3 SA	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	897	13,019	21,147	(8,128)
Sprint Communications, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/23	B	USD	4,870	466,632	538,829	(72,197)
Sprint Communications, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/23	B	USD	2,920	279,788	219,307	60,481
Sprint Communications, Inc.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	B	USD	4,870	466,632	545,577	(78,945)
Teck Resources Ltd.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BB+	USD	5,000	848,632	825,579	23,053
Thomas Cook Group plc	5.00	Quarterly	Citibank NA	12/20/23	B+	EUR	1,310	(319,489)	(346,511)	27,022
UniCredit SpA	1.00	Quarterly	BNP Paribas SA	12/20/23	NR	EUR	4,565	(121,975)	(183,463)	61,488
UniCredit SpA	1.00	Quarterly	Citibank NA	12/20/23	NR	EUR	5,600	(149,630)	(299,618)	149,988
UniCredit SpA	1.00	Quarterly	HSBC Bank plc	12/20/23	NR	EUR	525	(14,028)	(22,423)	8,395
Virgin Media Finance plc	5.00	Quarterly	Barclays Bank plc	12/20/23	B	EUR	4,560	725,469	667,107	58,362
Ziggo Bond Co. BV	5.00	Quarterly	Barclays Bank plc	12/20/23	B-	EUR	1,380	195,112	136,869	58,243
Ziggo Bond Co. BV	5.00	Quarterly	Barclays Bank plc	12/20/23	B-	EUR	2,250	318,118	218,515	99,603
Ziggo Bond Co. BV	5.00	Quarterly	Barclays Bank plc	12/20/23	B-	EUR	989	139,831	97,769	42,062

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Ziggo Bond Co. BV	5.00%	Quarterly	Credit Suisse International	12/20/23	B-	EUR	1,523	$215,387	$193,581	$21,806
Ziggo Bond Co. BV	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	547	77,342	69,512	7,830
Virgin Media Finance plc	5.00	Quarterly	Credit Suisse International	06/20/25	B	EUR	4,580	753,649	772,546	(18,897)
Ziggo Bond Co. BV	5.00	Quarterly	Citibank NA	12/20/26	B-	EUR	3,400	493,880	442,386	51,494

								$960,818	$6,829,449	$(5,868,631)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date (a)	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount)/ Reference	Frequency	Rate/Reference	Frequency
Markit iBoxx EUR Liquid High Yield Total Return Index	At Termination	3 month EURIBOR	Quarterly	JPMorgan Chase Bank NA	03/20/19	EUR	44,690	$(978,828)	$(7,748)	$(971,080)
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 Total Return Index	At Termination	3 month EURIBOR	Quarterly	JPMorgan Chase Bank NA	03/20/19	EUR	7,200	(403,845)	(2,657)	(401,188)
Markit iBoxx EUR Liquid High Yield Total Return Index	At Termination	3 month EURIBOR	Quarterly	Bank of America NA	03/20/19	EUR	12,700	(342,768)	(135)	(342,633)

								$(1,725,441)	$(10,540)	$(1,714,901)

(a)	Certain swaps have no stated termination and can be terminated by either party at any time.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional Amount	Unrealized Depreciation		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Bank of America NA	10/15/19-02/15/23	$(12,930,759)	$(1,404,908	)(b)	$(14,367,814)	2.5%

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-1200 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Canada 1 Month Bankers’ Acceptances Rate:

CAD 1 Month

Euro Interbank Offer Rate:

EUR 1 Week

Intercontinental Exchange LIBOR:

GBP 1 Week

USD 1 Week

(b)	Amount includes $32,147 of net dividends and financing fees.

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America NA, as of January 31, 2019, expiration dates 10/15/19 — 02/15/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Austria
Erste Group Bank AG	28,545	$996,375	(6.9)%

Belgium
KBC Group NV	22,050	1,496,976	(10.4)

France
BNP Paribas SA	136,509	6,433,126	(44.8)
Credit Agricole SA	107,683	1,229,893	(8.6)
Europcar Mobility Group	265,669	2,338,168	(16.3)

		10,001,187

Germany
Aroundtown SA	135,706	1,200,406	(8.4)
Tele Columbus AG	451,064	1,317,805	(9.2)

		2,518,211

Greece
Eurobank Ergasias SA	1,167,074	730,225	(5.1)
National Bank of Greece SA	199,128	223,812	(1.6)

		954,037

Ireland
Smurfit Kappa Group plc	118,449	3,415,567	(23.8)

Italy
Telecom Italia SpA	1,428,403	794,772	(5.5)

Netherlands
Altice NV	1,380,204	2,815,403	(19.6)

Spain
CaixaBank SA	388,853	1,470,642	(10.2)

United Kingdom
Liberty Global plc	114,420	2,791,848	(19.4)

	Shares	Value	% of Basket Value

United States
AMC Entertainment Holdings, Inc.	60,493	$886,222	(6.2	) %
Constellium NV	173,270	1,427,745	(9.9)
iShares iBoxx $ High Yield Corporate Bond ETF	55,000	4,681,050	(32.6)

		6,995,017

Total Reference Entity — Long		34,250,035

Reference Entity — Short

France
Casino Guichard Perrachon SA	(76,223)	(3,750,429)	26.1

Ghana
Tullow Oil plc	(567,639)	(1,524,271)	10.6

United Kingdom
Barclays plc	(897,168)	(1,870,017)	13.0

United States
Bausch Health Cos., Inc.	(105,000)	(2,577,750)	17.9
CenturyLink, Inc.	(55,000)	(842,600)	5.9
Intelsat SA	(65,000)	(1,581,450)	11.0
Invesco QQQ Trust	(15,000)	(2,522,400)	17.6
Invesco Senior Loan ETF	(400,000)	(8,976,000)	62.5
iShares iBoxx $ High Yield Corporate Bond ETF	(95,000)	(8,085,450)	56.3
iShares J.P. Morgan USD Emerging Markets Bond ETF	(45,000)	(4,899,600)	34.1
iShares MSCI Europe Financials ETF	(120,000)	(2,162,400)	15.1
NCR Corp.	(10,000)	(267,500)	1.9
Russell 2000 E-Mini Index	(30,000)	(4,471,800)	31.1
SPDR S&P Oil & Gas Exploration & Production ETF	(97,975)	(2,992,156)	20.8
Sprint Corp.	(215,000)	(1,341,600)	9.3

		(40,720,706)

Zambia
First Quantum Minerals Ltd.	(65,000)	(752,426)	5.3

Total Reference Entity — Short		(48,617,849)

Net Value of Reference Entity — Bank of America NA		$(14,367,814)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month EURIBOR	Euro Interbank Offered Rate	(0.31)%
3 month LIBOR	London Interbank Offered Rate	2.74

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$—	$(9,829,992)	$1,391,204	$(5,028,864)	$—
OTC Swaps	24,542,893	(33,434,291)	6,431,761	(17,371,923)	—
Options Written	N/A	N/A	2,668,453	(332,566)	(1,084,007)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$6,853	$—	$5,047	$—	$11,900
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	5,897,341	—	—	5,897,341
Options purchased
Investments at value — unaffiliated(b)	—	296,332	5,467,214	75	78,125	—	5,841,746
Swaps — centrally cleared
Net unrealized appreciation(a)	—	234,797	—	—	1,156,407	—	1,391,204
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	30,974,654	—	—	—	—	30,974,654

	$—	$31,505,783	$5,474,067	$5,897,416	$1,239,579	$—	$44,116,845

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$2,492,125	$—	$2,492,125
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	12,840,198	—	—	12,840,198
Options written
Options written, at value	—	99,262	984,745	—	—	—	1,084,007
Swaps — centrally cleared
Net unrealized depreciation(a)	—	2,716,486	—	—	2,312,378	—	5,028,864
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	47,675,865	1,404,908	—	1,725,441	—	50,806,214

	$—	$50,491,613	$2,389,653	$12,840,198	$6,529,944	$—	$72,251,408

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six month ended January 31, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(5,530,129)	$—	$(2,107,776)	$—	$(7,637,905)
Forward foreign currency exchange contracts	—	—	—	44,266,740	—	—	44,266,740
Options purchased(a)	—	(2,343,553)	5,250,494	—	(3,927,127)	—	(1,020,186)
Options written	—	667,411	(3,493,527)	—	—	—	(2,826,116)
Swaps	—	990,925	(3,243,980)	—	(2,363,575)	—	(4,616,630)

	$—	$(685,217)	$(7,017,142)	$44,266,740	$(8,398,478)	$—	$28,165,903

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$362,274	$—	$(1,828,403)	$—	$(1,466,129)
Forward foreign currency exchange contracts	—	—	—	164,770	—	—	164,770
Options purchased(b)	—	(351,202)	3,143,269	(75,549)	1,120,096	—	3,836,614
Options written	—	23,710	482,048	—	—	—	505,758
Swaps	—	(3,160,928)	(1,666,940)	—	(3,973,406)	—	(8,801,274)

	$—	$(3,488,420)	$2,320,651	$89,221	$(4,681,713)	$—	$(5,760,261)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$275	$504,055
Forward foreign currency exchange contracts	5,897,341	12,840,198
Options(a)	5,841,746	1,084,007
Swaps — Centrally cleared	—	1,016,641
Swaps — OTC(b)	30,974,654	50,806,214

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$42,714,016	$66,251,115
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,545,614)	(2,505,441)

Total derivative assets and liabilities subject to an MNA	$37,168,402	$63,745,674

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(f)
Bank of America NA	$1,551,757	$(1,551,757)	$—	$—	$—
Barclays Bank plc	6,398,816	(5,594,448)	—	(804,368)	—
BNP Paribas SA	2,502,447	(2,502,447)	—	—	—
Citibank NA	5,131,288	(5,131,288)	—	—	—
Credit Suisse International	1,488,107	(1,488,107)	—	—	—
Deutsche Bank AG	816,473	(412,818)	—	—	403,655
Goldman Sachs International	5,882,325	(5,882,325)	—	—	—
HSBC Bank plc	856,170	(162,703)	(693,467)	—	—
JPMorgan Chase Bank NA	10,992,309	(10,992,309)	—	—	—
Morgan Stanley & Co. International plc	1,539,683	(1,539,683)	—	—	—
UBS AG	9,027	(9,027)	—	—	—

	$37,168,402	$(35,266,912)	$(693,467)	$(804,368)	$403,655

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)(f)
Bank of America NA	$2,830,068	$(1,551,757)	$—	$(1,278,311)	$—
Barclays Bank plc	5,594,448	(5,594,448)	—	—	—
BNP Paribas SA	5,612,359	(2,502,447)	—	(2,870,000)	239,912
Citibank NA	16,030,080	(5,131,288)	—	(9,680,000)	1,218,792
Credit Suisse International	9,196,305	(1,488,107)	—	(7,390,000)	318,198
Deutsche Bank AG	412,818	(412,818)	—	—	—
Goldman Sachs Bank USA	358,383	—	—	(358,383)	—
Goldman Sachs International	8,357,947	(5,882,325)	—	(710,000)	1,765,622
HSBC Bank plc	162,703	(162,703)	—	—	—
JPMorgan Chase Bank NA	11,334,792	(10,992,309)	—	—	342,483
Morgan Stanley & Co. International plc	3,117,152	(1,539,683)	—	(1,577,469)	—
Societe Generale SA	699,316	—	—	(620,000)	79,316
UBS AG	39,303	(9,027)	—	—	30,276

	$63,745,674	$(35,266,912)	$—	$(24,484,163)	$3,994,599

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
(f)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,922,503
Average notional value of contracts — short	186,133,346
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	2,663,657,009
Average amounts sold — in USD	1,654,832,732
Options:
Average value of option contracts purchased	9,367,901
Average value of option contracts written	2,070,318
Average notional value of swaption contracts purchased	288,666,944
Average notional value of swaption contracts written	106,772,157
Credit default swaps:
Average notional value — buy protection	964,916,800
Average notional value — sell protection	268,496,430
Interest rate swaps:
Average notional value — pays fixed rate	184,637,000
Average notional value — receives fixed rate	2,790,000
Total return swaps:
Average notional value	81,634,785

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$229,959,528	$937,500	$230,897,028
Common Stocks:	—	—	—	—
Germany	—	2,011,702	—	2,011,702
Italy	—	868,179	—	868,179
Netherlands	—	1,093,924	—	1,093,924
United States	14,475,814	—	317,021	14,792,835
Corporate Bonds:
Australia	—	4,340,304	—	4,340,304
Bahrain	—	362,250	—	362,250
Belgium	—	19,715,410	—	19,715,410
Brazil	—	3,497,325	—	3,497,325
Canada	—	102,252,707	—	102,252,707
Cayman Islands	—	344,000	—	344,000
China	—	74,890,691	—	74,890,691
Czech Republic	—	1,213,911	—	1,213,911
Denmark	—	6,404,152	—	6,404,152
Finland	—	214,974	—	214,974
France	—	18,040,828	—	18,040,828
Germany	—	59,510,363	—	59,510,363
Guernsey	—	636,290	—	636,290
Hong Kong	—	16,821,667	—	16,821,667
India	—	6,537,713	—	6,537,713
Indonesia	—	5,536,496	—	5,536,496
Ireland	—	36,111,401	—	36,111,401
Israel	—	8,905,644	—	8,905,644
Italy	—	54,219,349	—	54,219,349
Jamaica	—	391,935	—	391,935
Japan	—	7,555,539	—	7,555,539
Jersey	—	1,271,367	—	1,271,367
Luxembourg	—	123,265,027	—	123,265,027
Macau	—	182,500	—	182,500
Malaysia	—	1,610,078	—	1,610,078
Mongolia	—	564,927	—	564,927
Netherlands	—	51,982,887	—	51,982,887
Philippines	—	588,194	—	588,194

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

	Level 1	Level 2	Level 3	Total
Portugal	$—	$15,948,569	$—	$15,948,569
Singapore	—	16,231,829	—	16,231,829
South Africa	—	350,711	—	350,711
South Korea	—	4,072,185	—	4,072,185
Spain	—	57,213,426	—	57,213,426
Sweden	—	1,409,318	—	1,409,318
Switzerland	—	39,869,454	—	39,869,454
Thailand	—	1,313,657	—	1,313,657
Turkey	—	10,277,808	—	10,277,808
United Arab Emirates	—	5,888,676	—	5,888,676
United Kingdom	—	140,715,858	—	140,715,858
United States	—	943,576,072	38,389,384	981,965,456
Vietnam	—	611,636	—	611,636
Zambia	—	34,330,539	—	34,330,539
Floating Rate Loan Interests:	—	—	—	—
Austria	—	—	147,840	147,840
Canada	—	182,694	—	182,694
Cayman Islands	—	9,161,718	—	9,161,718
Denmark	—	7,400,841	—	7,400,841
France	—	14,704,240	—	14,704,240
Germany	—	16,142,431	—	16,142,431
Luxembourg	—	6,669,704	19,978,754	26,648,458
Netherlands	—	16,086,693	—	16,086,693
Norway	—	2,262,485	—	2,262,485
Poland	—	8,552,307	—	8,552,307
Spain	—	18,080,860	—	18,080,860
Sweden	—	14,553,257	—	14,553,257
Switzerland	—	7,664,591	—	7,664,591
United Kingdom	—	18,563,548	13,323,143	31,886,691
United States	—	215,393,133	86,570,137	301,963,270
Foreign Agency Obligations	—	8,750,385	—	8,750,385
Foreign Government Obligations	—	49,773,205	—	49,773,205
Non-Agency Mortgage-Backed Securities	—	31,604,405	—	31,604,405
Preferred Securities	—	9,638,138	—	9,638,138
U.S. Treasury Obligations	—	8,247,007	—	8,247,007
Short-Term Securities:
Borrowed Bond Agreements	—	559,409,704	—	559,409,704
Money Market Funds	271,890,861	—	—	271,890,861
Options Purchased:
Credit contracts	—	296,332	—	296,332
Equity contracts	5,467,214	—	—	5,467,214
Foreign currency exchange contracts	—	75	—	75
Interest rate contracts	78,125	—	—	78,125
Liabilities:
Borrowed Bonds	—	(557,630,970)	—	(557,630,970)
Investment Sold Short
Corporate Bonds	—	(3,166,782)	—	(3,166,782)
Investment Companies	(6,383,250)	—	—	(6,383,250)
Unfunded floating rate loan interests(a)	—	(659)	—	(659)

	$285,528,764	$2,575,050,342	$159,663,779	$3,020,242,885

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$6,666,558	$—	$6,666,558
Equity contracts	6,853	—	—	6,853
Foreign currency exchange contracts	—	5,897,341	—	5,897,341
Interest rate contracts	5,047	1,156,407	—	1,161,454
Liabilities:
Credit contracts	—	(17,067,862)	—	(17,067,862)
Equity contracts	(984,745)	(1,404,908)	—	(2,389,653)
Foreign currency exchange contracts	—	(12,840,198)	—	(12,840,198)
Interest rate contracts	(2,492,125)	(4,027,279)	—	(6,519,404)

	$(3,464,970)	$(21,619,941)	$—	$(25,084,911)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Credit Fund

The Fund may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $180,760 are categorized as level 2 within the disclosure hierarchy.

During the six months ended January 31, 2019, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total
Investments:
Assets:
Opening Balance, as of July 31, 2018	$55,460,302	$393,247	$37,353	$85,521,805	$992,755	$142,405,462
Transfers into Level 3	—	—	31,113,000	45,369,115	—	76,482,115
Transfers out of Level 3	(24,704,330)	—	—	(27,707,008)	—	(52,411,338)
Accrued discounts/premiums	2,771	—	—	5,562	—	8,333
Net realized gain (loss)	(6,237,356)	—	11,547	(420,109)	(26,888)	(6,672,806)
Net change in unrealized appreciation (depreciation)(a)(b)	5,992,472	(76,226)	(2,700)	(691,513)	476,114	5,698,147
Purchases	1,000,000	—	8,563,000	38,281,124	—	47,844,124
Sales	(30,576,359)	—	(1,332,816)	(20,339,102)	(1,441,981)	(53,690,258)

Closing Balance, as of January 31, 2019	$937,500	$317,021	$38,389,384	$120,019,874	$—	$159,663,779

Net change in unrealized appreciation (depreciation) on investments still held at January 31, 2019(b)	$(62,500)	$(76,226)	$—	$(743,544)	$—	$(882,270)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at January 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	55

Statement of Assets and Liabilities  (unaudited)

January 31, 2019

BlackRock Global Long/Short Credit Fund

ASSETS
Investments at value — unaffiliated (cost — $3,429,335,209)	$3,317,841,696
Investments at value — affiliated (cost — $269,582,850)	269,582,850
Cash pledged:
Collateral — borrowed bond agreements	4,571,000
Collateral — OTC derivatives	51,480,000
Futures contracts	2,187,880
Centrally cleared swaps	6,815,710
Foreign currency at value (cost — $53,710,768)	54,006,130
Receivables:
Investments sold	301,967,783
Swaps	1,438,734
Capital shares sold	14,401,284
Dividends — affiliated	187,071
Dividends — unaffiliated	2,174
Interest — unaffiliated	29,205,234
Variation margin on futures contracts	275
Swap premiums paid	24,542,893
Unrealized appreciation on:
Forward foreign currency exchange contracts	5,897,341
OTC swaps	6,431,761
Prepaid expenses	55,632

Total assets	4,090,615,448

LIABILITIES
Investments sold short at value — affiliated (proceeds $6,449,766)	6,383,250
Investments sold short at value — unaffiliated (proceeds $3,162,243)	3,166,782
Bank overdraft	10,709,919
Cash received as collateral for OTC derivatives	1,550,000
Borrowed bonds at value (proceeds $556,296,072)	557,630,970
Options written at value (premium received $3,419,894)	1,084,007
Reverse repurchase agreements at value	180,760
Payables:
Investments purchased	208,380,067
Capital shares redeemed	12,816,027
Interest expense	6,691,262
Service and distribution fees	133,163
Variation margin on futures contracts	504,055
Variation margin on centrally cleared swaps	1,016,641
Administration fees	143,061
Investment advisory fees	2,427,312
Trustees’ and Officer’s fees	22,774
Other affiliates	10,010
Other accrued expenses	1,973,519
Swap premiums received	33,434,291
Unrealized depreciation on:
Forward foreign currency exchange contracts	12,840,198
OTC swaps	17,371,923
Unfunded floating rate loan interests	659

Total liabilities	878,470,650

NET ASSETS	$3,212,144,798

NET ASSETS CONSIST OF
Paid-in capital	$3,745,116,787
Accumulated loss	(532,971,989)

NET ASSETS	$3,212,144,798

NET ASSET VALUE
Institutional — Based on net assets of $1,855,514,679 and 190,956,025 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$9.72

Investor A — Based on net assets of $126,169,570 and 12,995,574 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$9.71

Investor C — Based on net assets of $80,286,401 and 8,412,717 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$9.54

Class K — Based on net assets of $1,150,174,148 and 118,317,635 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$9.72

See notes to financial statements.

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended January 31, 2019

BlackRock Global Long/Short Credit Fund

INVESTMENT INCOME
Dividends — affiliated	$1,600,155
Dividends — unaffiliated	370,198
Interest — unaffiliated	106,555,098
Foreign taxes withheld	(90,522)

Total investment income	108,434,929

EXPENSES
Investment advisory	16,629,728
Transfer agent — class specific	861,210
Administration	690,128
Service and distribution — class specific	656,706
Board realignment and consolidation	549,540
Accounting services	358,932
Administration — class specific	276,892
Custodian	127,228
Professional	121,300
Registration	82,113
Printing	41,263
Trustees and Officer	37,405
Recoupment of past waived and/or reimbursed fees — class specific	10,062
Miscellaneous	60,890

Total expenses excluding dividend expense, and interest expense	20,503,397
Dividends expense — affiliated	247,658
Dividends expense — unaffiliated	340
Interest expense	22,308,149
Broker fees and expenses on short sales	31,348

Total expenses	43,090,892
Less:
Fees waived and/or reimbursed by the Manager	(612,238)

Total expenses after fees waived	42,478,654

Net investment income	65,956,275

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(43,746)
Investments — unaffiliated	(119,014,906)
Borrowed bonds	(31,978)
Forward foreign currency exchange contracts	44,266,740
Foreign currency transactions	(9,307,940)
Futures contracts	(7,637,905)
Options written	(2,826,116)
Payment by affiliate	63,232 (a)
Short sales — affiliated	324,336
Short sales — unaffiliated	24,627,088
Swaps . . . . .	(4,616,630)

(74,197,825)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(792,741)
Borrowed bonds	(8,050,711)
Forward foreign currency exchange contracts	164,770
Foreign currency translations	243,214
Futures contracts	(1,466,129)
Options written	505,758
Short sales — affiliated	32,623
Short sales — unaffiliated	96,338
Swaps . . . . .	(8,801,274)
Unfunded floating rate loan interests	164,021

(17,904,131)

Net realized and unrealized loss	(92,101,956)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,145,681)

(a)	Includes a payment by an affiliate of $63,232 to compensate for a trade operating events.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets  (unaudited)

	BlackRock Global Long/Short Credit Fund
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$65,956,275	$128,056,043
Net realized gain (loss)	(74,197,825)	32,196,188
Net change in unrealized appreciation (depreciation)	(17,904,131)	(114,008,136)

Net increase (decrease) in net assets resulting from operations	(26,145,681)	46,244,095

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(114,367,305)	(27,141,988)
Investor A	(7,754,820)	(1,213,068)
Investor C	(3,937,964)	—
Class K	(73,940,029)	(16,645,107)

Decrease in net assets resulting from distributions to shareholders	(200,000,118)	(45,000,163)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(459,368,520)	(135,476,053)

NET ASSETS(b)
Total decrease in net assets	(685,514,319)	(134,232,121)
Beginning of period	3,897,659,117	4,031,891,238

End of period	$3,212,144,798	$3,897,659,117

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributed in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$10.36		$10.36		$9.91	$10.51	$10.95	$10.63

Net investment income(a)	0.18		0.33		0.30	0.27	0.28	0.20
Net realized and unrealized gain (loss)	(0.24)		(0.21)		0.15	(0.37)	(0.26)	0.26

Net increase (decrease) from investment operations	(0.06)		0.12		0.45	(0.10)	0.02	0.46

Distributions(b)
From net investment income	(0.58)		(0.12)		—	(0.50)	(0.34)	(0.14)
From net realized gain	—		—		—	—	(0.12)	—

Total distributions	(0.58)		(0.12)		—	(0.50)	(0.46)	(0.14)

Net asset value, end of period	$9.72		$10.36		$10.36	$9.91	$10.51	$10.95

Total Return(c)
Based on net asset value	(0.54	)%(d)(e)	1.16	%(e)	4.54%	(0.92)%	0.20%	4.36%

Ratios to Average Net Assets(f)
Total expenses	2.31	%(g)(h)	2.00%		1.86%	2.08%	1.73%	1.61%

Total expenses after fees waived and/or reimbursed	2.29	%(h)	1.98%		1.86%	2.07%	1.72%	1.59%

Total expenses after fees waived, reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	1.07	%(h)	1.05%		1.08%	1.09%	1.07%	1.03%

Net investment income	3.59	%(h)	3.21%		2.91%	2.69%	2.63%	1.83%

Supplemental Data
Net assets, end of period (000)	$1,855,515		$2,305,172		$3,640,459	$3,378,151	$4,505,530	$4,623,194

Portfolio turnover rate	105%		185%		229%	253%	211%	207%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—	0.05%

(g)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.32%.

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund (continued)

	Investor A
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$10.33		$10.31		$9.88	$10.48	$10.93	$10.61

Net investment income(a)	0.17		0.31		0.26	0.24	0.25	0.16
Net realized and unrealized gain (loss)	(0.25)		(0.23)		0.17	(0.36)	(0.27)	0.27

Net increase (decrease) from investment operations	(0.08)		0.08		0.43	(0.12)	(0.02)	0.43

Distributions(b)
From net investment income	(0.54)		(0.06)		—	(0.48)	(0.31)	(0.11)
From net realized gain	—		—		—	—	(0.12)	—

Total distributions	(0.54)		(0.06)		—	(0.48)	(0.43)	(0.11)

Net asset value, end of period	$9.71		$10.33		$10.31	$9.88	$10.48	$10.93

Total Return(c)
Based on net asset value	(0.67	)%(d)(e)	0.81	%(e)	4.35%	(1.15)%	(0.10)%	4.09%

Ratios to Average Net Assets(f)
Total expenses	2.57	%(g)(h)(i)	2.25%		2.13%	2.29%	1.98%	1.91%

Total expenses after fees waived and/or reimbursed	2.55	%(i)	2.24%		2.12%	2.29%	1.98%	1.89%

Total expenses after fees waived, reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	1.33	%(i)	1.31%		1.35%	1.34%	1.33%	1.32%

Net investment income	3.32	%(i)	2.99%		2.63%	2.41%	2.36%	1.48%

Supplemental Data
Net assets, end of period (000)	$126,170		$168,471		$228,373	$422,079	$1,032,811	$1,575,812

Portfolio turnover rate	105%		185%		229%	253%	211%	207%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—	0.05%

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended January 31, 2019, the expense ratio would have been 2.56%.

(h)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.58%.
(i)	Annualized.

See notes to financial statements.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund (continued)

	Investor C
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$10.12		$10.10		$9.76	$10.38	$10.87	$10.56

Net investment income(a)	0.13		0.23		0.19	0.17	0.17	0.08
Net realized and unrealized gain (loss)	(0.25)		(0.21)		0.15	(0.36)	(0.26)	0.27

Net increase (decrease) from investment operations	(0.12)		0.02		0.34	(0.19)	(0.09)	0.35

Distributions(b)
From net investment income	(0.46)		—		—	(0.43)	(0.28)	(0.04)
From net realized gain	—		—		—	—	(0.12)	—

Total distributions	(0.46)		—		—	(0.43)	(0.40)	(0.04)

Net asset value, end of period	$9.54		$10.12		$10.10	$9.76	$10.38	$10.87

Total Return(c)
Based on net asset value	(1.18	)%(d)(e)	0.20	%(e)	3.48%	(1.85)%	(0.82)%	3.31%

Ratios to Average Net Assets(f)
Total expenses	3.33	%(g)(h)(i)	3.02%		2.87%	3.06%	2.72%	2.63%

Total expenses after fees waived and/or reimbursed	3.31	%(i)	3.01%		2.87%	3.06%	2.72%	2.62%

Total expenses after fees waived, reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	2.08	%(i)	2.08%		2.10%	2.09%	2.07%	2.05%

Net investment income	2.57	%(i)	2.25%		1.88%	1.69%	1.64%	0.76%

Supplemental Data
Net assets, end of period (000)	$80,286		$100,645		$132,965	$215,364	$342,148	$390,031

Portfolio turnover rate	105%		185%		229%	253%	211%	207%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—	0.05%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.34%.
(i)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund (continued)

	Class K

	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 03/28/16 (a) to 07/31/16
			2018		2017

Net asset value, beginning of period	$10.37		$10.37		$9.92	$9.70

Net investment income(b)	0.19		0.35		0.30	0.11
Net realized and unrealized gain (loss)	(0.26)		(0.21)		0.15	0.11

Net increase (decrease) from investment operations	(0.07)		0.14		0.45	0.22

Distributions(c)
From net investment income	(0.58)		(0.14)		—	—

Net asset value, end of period	$9.72		$10.37		$10.37	$9.92

Total Return(d)
Based on net asset value	(0.56	)%(e)(f)	1.34	%(f)	4.54%	2.27	%(e)

Ratios to Average Net Assets(g)
Total expenses	2.24	%(h)(i)	1.94%		1.79%	2.14	%(h)

Total expenses after fees waived and/or reimbursed	2.22	%(i)	1.93%		1.79%	2.14	%(h)

Total expenses after fees waived, reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	1.00	%(i)	0.99%		1.02%	1.01	%(h)

Net investment income	3.66	%(i)	3.33%		2.97%	3.35	%(h)

Supplemental Data
Net assets, end of period (000)	$1,150,174		$1,323,371		$30,093	$27,712

Portfolio turnover rate	105%		185%		229%	253%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,		Period from 03/28/16 (a) to 07/31/16
		2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(h)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.25%.
(i)	Annualized.

See notes to financial statements.

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Long/Short Credit Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Invest A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the Fixed-Income Complex.

Reorganization: The Board of Trustees of BlackRock FundsSM approved an Agreement and Plan of Reorganization with respect to the following target fund (the “Target Fund”), pursuant to which the Target Fund reorganized into a newly created series (the “Acquiring Fund”) of BlackRock Funds IV, a newly organized Massachusetts business trust. This reorganization (the “Reorganization”) closed on September 17, 2018 and was not subject to approval by shareholders of the Target Fund.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock Global Long/Short Credit Fund	BlackRock Funds	BlackRock Global Long/Short Credit Fund	BlackRock Funds IV

The Reorganization was effected in connection with the reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, sub-adviser, portfolio management team and service providers as the Target Fund. The Target Fund is the performance and accounting survivor of the Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the corresponding Target Fund. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. The shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post-Reorganization
BlackRock Global Long/Short Credit Fund	374,796,054	1	374,796,054

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization was as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock Global Long/Short Credit Fund	$3,895,440,220	$3,995,285,963	$4,091,402,212

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with the realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse certain funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (unaudited) (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, if applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on their relative net assets or other appropriate methods.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•

Commodity-Linked Notes are valued utilizing quotes received daily by the Fund’s pricing service or through brokers. The Fund’s pricing service utilizes valuation models, which incorporate a number of transaction specific data factors, such as the performance return multiple and upfront interest paid, as well as the price of the underlying index.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (unaudited) (continued)

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Access CIG LLC, Term Loan	$20,358	$20,358	$20,124	$(234)
Dental Corp Perfect Smile ULC, Delayed Draw Term Loan	18,393	18,393	17,968	(425)

				$(659)

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended January 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $465,305,795 and 0.39%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest (b)	Exposure Due (to)/from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received)/ Pledged (c)	Net Exposure Due (to)/from Counterparty (d)
Amherst Pierpont Securities LLC	$43,917,559	$—	$(44,012,997)	$(95,438)	$—	$—	$—	$—	$—	$(95,438)
Barclays Bank plc	166,028,399	(180,760)	(165,487,193)	360,446	—	—	180,760	—	180,760	541,206 (e)
BNP Paribas SA	38,111,157	—	(39,185,985)	(1,074,828)	—	—	847,385	—	847,385	(227,443)
Citigroup Global Markets Holdings, Inc.	2,945,651	—	(2,818,325)	127,326	—	—	—	—	—	127,326
Citigroup Global Markets, Inc.	39,822,143	—	(41,673,596)	(1,851,453)	—	—	—	1,465,000	1,465,000	(386,453)
Goldman Sachs International	974,064	—	(988,012)	(13,948)	—	—	—	—	—	(13,948)
J.P. Morgan Securities LLC	137,820,112	—	(138,510,545)	(690,433)	—	—	—	—	—	(690,433)
Merrill Lynch International	4,538,978	—	(4,563,052)	(24,074)	—	—	—	—	—	(24,074)
RBC Capital Markets, LLC	97,248,763	—	(98,993,678)	(1,744,915)	—	—	—	282,000	282,000	(1,462,915)
RBC Europe Ltd.	28,002,878	—	(28,188,630)	(185,752)	—	—	—	—	—	(185,752)

	$559,409,704	$(180,760)	$(564,422,013)	$(5,193,069)	$—	$—	$1,028,145	$1,747,000	$2,775,145	$(2,417,924)

(a)	Included in Investments at value — unaffiliated in the Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $6,791,043 which is included in interest expense payable in the Statement of Assets and Liabilities.
(c)

Net collateral, including accrued interest, with a value of $206,345 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.
(e)	Borrowed bond agreement with a value of $4,712,969 has been purchased and is pending settlement as of January 31, 2019.

Short Sale Transactions (Borrowed Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions (Investments Sold Short): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (unaudited) (continued)

applicable, is shown as dividend expense in the Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written on the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (unaudited) (continued)

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.95%
$1 Billion — $3 Billion	0.89
$3 Billion — $5 Billion	0.86
$5 Billion — $6.5 Billion	0.83
$6.5 Billion — $10 Billion	0.80
Greater than $10 Billion	0.76

With respect to the Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Adviser, for services it provides for that portion of the Fund for which the Sub-Adviser acts as sub-adviser, a monthly fee that is a equal to percentage of the investment advisory fees paid by the Fund to the Manager.

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service fee	0.25%	0.25%
Distribution fee	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended January 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution fees	$191,947	$464,759	$656,706

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.015% of the average daily net assets of each respective class.

For the six months ended January 31, 2019, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
$161,948	$11,518	$6,972	$96,454	$276,892

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor C	Total
$4,260	$6	$4,266

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
$2,670	$253	$767	$1,328	$5,018

For the six months ended January 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$762,868	$55,051	$39,071	$4,220	$861,210

Other Fees: For the six months ended January 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2.

For the six months ended January 31, 2019, affiliates received CDSCs of $727 for Investor C Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (unaudited) (continued)

fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended January 31, 2019, the amount waived was $51,740.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended January 31, 2019, the Fund waived $10,958 in investment advisory fees pursuant to this arrangement.

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended January 31, 2019, the amount reimbursed was $549,540.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
1.20%	1.40%	2.15%	1.15%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended January 31, 2019, there were no fees waived and/or reimbursed by the Manager.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended January 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Investor A	Investor C	Total
$7,758	$2,304	$10,062

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended January 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: During the six months ended January 31, 2019, the Fund received reimbursements of $63,232 from an affiliate, which is included in payments by affiliate in the Statement of Operations, related to operating events.

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended January 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$10,248,148
Sales	39,455,614
Net Realized Loss	(539,203)

7.	PURCHASES AND SALES

For the six months ended January 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$3,206,477,524	$4,743,977,661
U.S Government Securities	831,850,465	877,323,298

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of July 31, 2018, the Fund had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $291,961,614.

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,707,661,258

Gross unrealized appreciation	39,584,270
Gross unrealized depreciation	(182,758,920)

Net unrealized depreciation	$(143,174,650)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (unaudited) (continued)

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/19		Year Ended 07/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	20,935,202	$211,685,294	66,318,476	$690,318,429
Shares issued in reinvestment of distributions	9,415,832	90,297,831	2,110,404	21,842,675
Shares redeemed	(61,878,476)	(621,972,612)	(197,395,817)	(2,050,140,373)

Net decrease	(31,527,442)	$(319,989,487)	(128,966,937)	$(1,337,979,269)

Investor A
Shares sold	927,013	$9,405,500	3,146,070	$32,632,057
Shares issued in reinvestment of distributions	723,582	6,939,151	108,563	1,122,546
Shares redeemed	(4,958,537)	(49,567,397)	(9,112,169)	(94,428,105)

Net decrease	(3,307,942)	$(33,222,746)	(5,857,536)	$(60,673,502)

Investor C
Shares sold	250,950	$2,481,688	924,187	$9,412,536
Shares issued in reinvestment of distributions	380,544	3,588,532	—	—
Shares redeemed	(2,168,771)	(21,399,322)	(4,144,923)	(42,094,040)

Net decrease	(1,537,277)	$(15,329,102)	(3,220,736)	$(32,681,504)

Class K(a)
Shares sold	20,282,450	$207,306,043	140,558,187	$1,460,961,828
Shares issued in reinvestment of distributions	236,751	2,272,811	50,834	526,639
Shares redeemed	(29,814,947)	(300,406,039)	(15,896,269)	(165,630,245)

Net increase (decrease)	(9,295,746)	$(90,827,185)	124,712,752	$1,295,858,222

Total Net Decrease	(45,668,407)	$(459,368,520)	(13,332,457)	$(135,476,053)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

Share Class	Net Investment Income
Institutional	$(27,141,988)
Investor A	(1,213,068)
Class K	(16,645,107)

Undistributed net investment income as of July 31, 2018 was $110,459,848.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	77

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds IV (the “Trust”) met in person on May 17-18, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Global Long/Short Credit Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the initial approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BIL, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

On September 17, 2018, the Fund acquired the assets, subject to the liabilities of BlackRock Global Long/Short Credit Fund (the “Predecessor Fund”), a series of BlackRock Funds (the “Predecessor Trust”), through a reorganization (the “Reorganization”). The Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Predecessor Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. The Advisory Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement”) between the Predecessor Trust, on behalf of the Predecessor Fund, and the Manager. Similarly, the BIL Sub-Advisory Agreement is substantially similar to the sub-advisory agreement between the Manager and BIL with respect to the Predecessor Fund (the “Predecessor BIL Sub-Advisory Agreement”), and the BRS Sub-Advisory Agreement is substantially similar to the sub-advisory agreement between the Manager and BRS with respect to the Predecessor Fund (the “Predecessor BRS Sub-Advisory Agreement,” and together with the Predecessor BIL Sub-Advisory Agreement, the “Predecessor Sub-Advisory Agreements”). The Predecessor Advisory Agreement and the Predecessor Sub-Advisory Agreements are referred to herein collectively as the “Predecessor Agreements.”

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund (and those provided to the Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s (and the Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreements. The Predecessor Agreements were most recently considered and approved by the board of trustees of the Predecessor Trust (the “Predecessor Board”) at in person meetings held on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreements were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreements. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to the Predecessor Fund); (b) the investment performance of the Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund and the Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund and the Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreements. These meetings were considered by the Board in evaluating approval of the Agreements. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreements, including, among other things, (a) fees and estimated expense ratios of the Fund and the fees and expense ratios of the Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund and those provided to the Predecessor Fund and the resulting performance of the Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of the Predecessor Fund. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Predecessor Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreements.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to the Fund (and those provided to the Predecessor Fund). The Board considered that BlackRock and its affiliates will provide the Fund (and provided the Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Predecessor Fund. In connection with its review of the Predecessor Fund’s performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of the Predecessor Fund as compared to its Performance Peers and certain performance metrics.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Predecessor Fund ranked in the second quartile against its Performance Peers.

In light of the Predecessor Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Predecessor Fund performance relative to these metrics. Under these metrics, for the one-, three-, and five-year periods, the Predecessor Fund underperformed its total return target. The overall risk of the Predecessor Fund, as measured by the standard deviation of returns, was below its target range for each of the periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund and the Predecessor Fund: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, considered that the Fund’s proposed contractual management fee rate was identical to the Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that the Fund’s estimated total net expense ratio was identical to the Predecessor Fund’s total expense ratio. The Board also considered the comparison of the Predecessor Fund’s actual and contractual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreements.

The Board considered BlackRock’s profitability methodology including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Predecessor Fund, which would be the same services to be provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered, in connection with its review of the Predecessor Agreements, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates including BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	79

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreements, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to the Fund based on its review of the estimated cost of the services provided to the Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Fund, to the Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund and the Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second and first quartiles, respectively, relative to the Predecessor Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Predecessor Fund benefited from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, based on its review of the Predecessor Agreements, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund (and the Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreements.

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, approved (i) the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a two-year term beginning on the effective date of the Advisory Agreement, (ii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund, for a two-year term beginning on the effective date of the BIL Sub-Advisory Agreement and (iii) the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, for a two-year term beginning on the effective date of the BRS Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Further information about the Trust’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include two former Trustees, eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex and one individual who served as a director/trustee of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Manager and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Sub-Advisors

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	81

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds IV with voting results as follows:

	Votes For	Votes Withheld
Michael J. Castellano	354,534,836	508,547
Richard E. Cavanagh	354,482,594	560,789
Cynthia L. Egan	354,528,196	515,187
Frank J. Fabozzi	354,532,665	510,718
Robert Fairbairn	354,502,863	540,520
Henry Gabbay	354,491,732	551,651
R. Glenn Hubbard	354,496,888	546,495
W. Carl Kester	354,487,887	555,496
Catherine A. Lynch	354,524,111	519,272
John M. Perlowski	354,492,938	550,445
Karen P. Robards	354,575,033	468,351

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as trustees for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency Abbreviations

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviations

CDX	Credit Default Swap Index

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

OTC	Over-the-counter

PIK	Payment-In-Kind

SPDR	Standard & Poor’s Depositary Receipts

S&P	Standard & Poor’s

ADDITIONAL INFORMATION	83

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSGLSCMT-1/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) –  Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: April 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: April 5, 2019